As filed with the Securities and Exchange Commission on May 1, 2002
                                                      Registration No. 333-44723
                                                               File No. 811-9044
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -----------------------
                        POST-EFFECTIVE AMENDMENT NO. 5 TO


                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                            -----------------------

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                             (Exact name of trust)

                         NATIONAL LIFE INSURANCE COMPANY
                               (Name of depositor)
                             One National Life Drive
                           Montpelier, Vermont  05604
         (Complete address of depositor's principal executive offices)

                            -----------------------


                                D. Russell Morgan
                            Assistant General Counsel
                         National Life Insurance Company
                             One National Life Drive
                           Montpelier, Vermont  05604
                (Name and complete address of agent for service)


                            -----------------------

                                    Copy to:
                             Stephen E. Roth, Esq.
                          Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2404


                             -----------------------


           It is proposed that this filing will become effective:
             immediately upon filing pursuant to paragraph (b) of Rule 485
-----------

    X        on May 1, 2002 pursuant to paragraph (b) of Rule 485
-----------

             60 days after filing pursuant to paragraph (a) of Rule 485
-----------

             on May 1, 2001 pursuant to paragraph (a) of Rule 485
-----------



Title of Securities being offered: Survivorship Variable life insurance policies issued by a separate account.

================================================================================

                                        SENTINEL ESTATE PROVIDER
                                           P R O S P E C T U S


[PHOTO]                                       DATED MAY 1, 2002



                                      NATIONAL LIFE INSURANCE COMPANY
                     Home Office: National Life Drive, Montpelier, Vermont 05604
                                 NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                                         Telephone: (800) 537-7003


         This prospectus describes the Sentinel Estate Provider Policy, a survivorship variable universal life insurance policy offered by National Life Insurance Company. This Policy combines insurance and investment features. It provides a death benefit on the death of the last to die of two specified insured people. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

         We deduct certain charges from premium payments. Then these premium payments go to the National Variable Life Insurance Account, a separate account of National Life, or to the fixed account, or a combination of the two. The fixed account pays interest at rates guaranteed to be at least 4%. The separate account has twenty-eight subaccounts. Each subaccount buys shares of a specific fund portfolio. Currently the available funds are:


---------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS
-------- -------- --------
TRUST                                ALGER AMERICAN FUND
-----                                ----- -------- ----
---------------------------------------------------------------------
COMMON STOCK FUND                    GROWTH PORTFOLIO
MID CAP GROWTH FUND                  LEVERAGED ALLCAP PORTFOLIO
SMALL COMPANY FUND                   SMALL CAPITALIZATION PORTFOLIO
GROWTH INDEX FUND
MONEY MARKET FUND



Managed by NL Capital                Managed by Fred Alger
Management, Inc.                     Management, Inc
---------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE          FIDELITY VARIABLE INSURANCE
-------- -------- ---------          -------- -------- ---------
PRODUCTS FUND                        PRODUCTS FUND
-------- ----                        -------- ----


---------------------------------------------------------------------
EQUITY-INCOME PORTFOLIO              CONTRAFUND PORTFOLIO
GROWTH PORTFOLIO                     INDEX 500 PORTFOLIO
HIGH INCOME PORTFOLIO                INVESTMENT GRADE BOND PORTFOLIO
OVERSEAS PORTFOLIO


Managed by Fidelity Investments      Managed by Fidelity Investments
---------------------------------------------------------------------
                                     NEUBERGER BERMAN ADVISERS
                                     --------- ------ --------

MARKET STREET FUND                   MANAGEMENT TRUST
------ ------ ----                   ---------- -----

---------------------------------------------------------------------
BOND PORTFOLIO                       PARTNERS PORTFOLIO
BALANCED PORTFOLIO

Managed by Market Street             Managed by Neuberger Berman
Investment Management                Management, Inc.
---------------------------------------------------------------------



---------------------------------------------------------------------
   AMERICAN CENTURY VARIABLE          DREYFUS SOCIALLY RESPONSIBLE
   -------- ------- --------          ------- -------- -----------
   PORTFOLIOS, INC.                   GROWTH FUND, INC.
   ----------  ---                    ------ ----  ---
---------------------------------------------------------------------
   VP INCOME & GROWTH PORTFOLIO       SOCIALLY RESPONSIBLE GROWTH
   VP VALUE PORTFOLIO                 FUND, INC.






   Managed by American Century        Managed by The Dreyfus
   Investment Management, Inc.        Corporation
---------------------------------------------------------------------

   INVESCO VARIABLE INVESTMENT
   ------- -------- ----------
   FUNDS, INC.                        J.P. MORGAN SERIES TRUST II
   ------ ----                        ---- ------ ------ ----- --

---------------------------------------------------------------------
   VIF - DYNAMICS FUND                INTERNATIONAL OPPORTUNITIES
   VIF - HEALTH SCIENCES FUND            PORTFOLIO
   VIF - TECHNOLOGY FUND              SMALL COMPANY PORTFOLIO

                                      Managed by J. P. Morgan
   Managed by INVESCO Funds           Investment Management Company
   Group, Inc.
---------------------------------------------------------------------
   STRONG VARIABLE INSURANCE
   ------ -------- ---------
   FUNDS, INC.                        STRONG OPPORTUNITY FUND II.
   ------ ----                        ------ ----------- ---- ---
---------------------------------------------------------------------
   MID CAP GROWTH FUND II             OPPORTUNITY FUND II


   Managed by Strong Capital          Managed by Strong Capital
   Management, Inc.                   Management, Inc.
---------------------------------------------------------------------

         The value of your policy will depend upon the investment results of the funds you select. You bear the entire investment risk for all amounts allocated to the separate account; there is no guaranteed minimum value for any of the funds, and the value of your policy may be more or less than premiums paid. You must receive, with this prospectus, current prospectuses for all of the fund options. They describe the investment objectives and the risks of the funds.

         The value of your policy will also reflect our charges. These include a premium expense charge, cost of insurance charges, the variable account charge, the monthly administrative charge, and certain other charges. During the first five years your policy will remain in force if specified premiums are paid on time, or if the policy has enough value to pay the monthly charges as they become due. After the fifth year, the Policy will remain in force only so long as it has enough value to pay the monthly charges as they become due. We recommend that you read this prospectus carefully. You should keep it to refer to later.

         Investments in these contracts are not deposits or obligations of, and are not guaranteed or endorsed by, adviser of any of the underlying funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.


         It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another last survivor variable universal life insurance policy. It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.



         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                                                          PAGE
Summary Description of the Policy.........................................................................1
         The Policy ......................................................................................1
         The Variable Account.............................................................................2
         Availability of Policy...........................................................................2
         The Death Benefit................................................................................2
         Flexibility to Adjust Death Benefit..............................................................3
         Accumulated Value................................................................................3
         Allocation of Premiums...........................................................................3
         Transfers........................................................................................3
         Free-Look Privilege..............................................................................4
         Charges Assessed in Connection with the Policy...................................................4
         Loan Privilege...................................................................................7
         Withdrawal of Cash Surrender Value...............................................................8
         Surrender of the Policy..........................................................................8
         Available Automated Fund Management Features.....................................................8
         Optional Benefits................................................................................8
         Tax Treatment....................................................................................9
         Other Policies...................................................................................9
         Illustrations....................................................................................9
         Questions........................................................................................9
National Life Insurance Company, The Variable Account, and The Funds......................................10
         National Life Insurance Company..................................................................10
         The Variable Account.............................................................................10
         Sentinel Variable Products Trust.................................................................10
         Alger American Fund..............................................................................11
         American Century Variable Portfolios, Inc........................................................12
         Dreyfus Socially Responsible Growth Fund, Inc....................................................12

         Fidelity Variable Insurance Products Funds.......................................................12

         INVESCO Variable Insurance Funds, Inc............................................................13
         J. P. Morgan Series Trust II.....................................................................14
         Market Street Fund...............................................................................15
         Neuberger Berman Advisers Management Trust.......................................................15
         Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund II.............................16
         Other Information................................................................................16
         The Fixed Account................................................................................18
Detailed Description of Policy Provisions.................................................................19
         Death Benefit....................................................................................19
         Ability to Adjust Face Amount....................................................................21
         How the Duration of the Policy May Vary..........................................................22
         Accumulated Value................................................................................22
         Payment and Allocation of Premiums...............................................................23

                                                                                                          PAGE
Charges and Deductions....................................................................................26
         Premium Expense Charge...........................................................................27
         Surrender Charge.................................................................................27
         Monthly Deductions...............................................................................27
         Withdrawal Charge................................................................................30
         Transfer Charge..................................................................................30
         Projection Report Charge.........................................................................30
         Other Charges....................................................................................30
         Differences in Charges for Policies Issued in New York...........................................31
Policy Rights.............................................................................................31
         Loan Privileges..................................................................................31
         Surrender Privilege..............................................................................32
         Withdrawal of Cash Surrender Value...............................................................33
         Free-Look Privilege..............................................................................34
         Telephone Transaction Privilege..................................................................35
         Other Transfer Rights............................................................................35
         Available Automated Fund Management Features.....................................................35
The Fixed Account.........................................................................................36
         Minimum Guaranteed and Current Interest Rates....................................................36
         Transfers from Fixed Account.....................................................................37
Other Policy Provisions...................................................................................37
Optional Benefits.........................................................................................40
Federal Income Tax Considerations.........................................................................44
         Introduction.....................................................................................44
         Tax Status of the Policy.........................................................................44
         Tax Treatment of Policy Benefits.................................................................45
         Possible Tax Law Changes.........................................................................47
         Possible Charges for National Life's Taxes.......................................................47
Voting Rights.............................................................................................47
Changes in Applicable Law, Funding and Otherwise..........................................................48
Officers and Directors of National Life...................................................................48
Distribution of Policies..................................................................................50
Policy Reports............................................................................................51
State Regulation..........................................................................................51
Insurance Marketplace Standards Association...............................................................52
Experts...................................................................................................52
Legal Matters.............................................................................................52
Financial Statements......................................................................................52
Glossary..................................................................................................53
Appendix A-Illustration of Death Benefits, Accumulated Values and
         Cash Surrender Values............................................................................A-1
Appendix B-Joint Age Calculation..........................................................................B-1
Appendix C-New York Surrender Charge Information..........................................................C-1
Financial Statements......................................................................................F-1

THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                        SUMMARY DESCRIPTION OF THE POLICY

         You should read this summary of the policy provisions together with the detailed information appearing later in this Prospectus. Unless otherwise noted, this Prospectus assumes at least one of the insured people is alive. The precise meanings of the few capitalized terms used in this summary can be found in the Glossary, on pages 53 to 57.

THE POLICY

         National Life Insurance Company issues the Sentinel Estate Provider last survivor variable universal life insurance policy. This life insurance policy allows you to make premium payments in any amount and whenever you like, within limits. As long as the policy remains in force, it will provide for:

         (1) Life insurance coverage which will provide a death benefit on the death of the last to die of two named insured people;

         (2) A cash surrender value;

         (3) Surrender and withdrawal rights and policy loan privileges; and

         (4) A variety of additional insurance benefits (where provided by optional riders, so long as those riders remain in force).

         This policy is designed to help lessen the economic loss resulting from the deaths of the two insured people. You should consider your need for survivorship insurance coverage and the policy's investment potential on a long-term basis. This policy pays its death benefit on the death of the last to die of two named insured people.

         There is no fixed schedule for premium payments, although you may establish a schedule of planned periodic premiums. You may also, after a year and within limits, increase or decrease the policy's face amount, and you may change the death benefit option. The policy's value and death benefit will fluctuate based on the investment results of the chosen fund portfolios, and the crediting of interest to the fixed account, as well as other factors.

         Lapse. The policy will not lapse simply because you do not pay any particular amounts of premiums. However, the payment of premiums in any amount or frequency will not necessarily guarantee that the policy will remain in force. In general, the policy will lapse if it does not have enough value to pay the monthly charges as they become due. During the first five years, the policy will not lapse even if its value is not enough to pay the monthly charges, if at least specified amounts of premiums have been paid (these amounts are defined in the Glossary as the Cumulative Minimum Monthly Premium). See "How the Duration of the Policy May Vary," page 22.

        Optional Guaranteed Death Benefit Rider. In addition, if you buy the optional Guaranteed Death Benefit Rider, your policy will not lapse even if its value is not enough to pay the monthly charges, if at least another set of specified amounts of premiums have been paid (these amounts are defined in the Glossary as the Cumulative Guarantee Premium). You may choose to have the optional Guaranteed Death Benefit Rider cover the entire lifetimes of the two insured people, or the period prior to the younger insured person's age 81. Of course, the premiums necessary to keep the rider in force will be higher if you elect to have the rider cover the entire lifetimes of the two insured people, rather than until the younger insured person's age 81. See "Optional Benefits," page 40.

         If you already have life insurance, you should consider whether or not changing or adding to existing coverage would be advantageous. It may not be advisable to purchase another policy as a replacement for an existing policy.

THE VARIABLE ACCOUNT

      The variable account is divided into subaccounts, twenty eight of which are available under this policy. Each of these subaccounts buys shares of a corresponding fund Portfolio. See "National Life Insurance Company, the Variable Account and the Funds," page 10.

      We cannot give any assurance that any Portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your policy which you allocate to the variable account.

AVAILABILITY OF POLICY

      We will issue this policy for insured people from ages 0 to 90, as long as the joint age is less than or equal to 90. To calculate a joint age for two potential insured people, see Appendix B to this Prospectus. The minimum amount of basic coverage for a Policy is $100,000. Before issuing a policy, we will require that the proposed insured people meet certain underwriting standards.

        We will assign insured people to one of these types of rate classes:

      -  Preferred Nonsmoker

      -  Nonsmoker

      -  Preferred Smoker

      -  Smoker

      -  Substandard, or

      -  Uninsurable.

A person may be assigned to an Uninsurable rate class where he or she would not be insurable for single life coverage. (See "Issuance of a Policy," Page 23.)

THE DEATH BENEFIT

         As long as your policy remains in force, we will pay the death benefit to your beneficiary, when we receive due proof of the death of both of the two insured people. The death benefit will be increased by any additional benefits that may be provided by a supplementary benefit rider. The death benefit will be reduced by any outstanding policy loans and accrued interest, and any unpaid monthly deductions.

         There are two death benefit options available, which we call Option A and Option B. You may choose which option will apply to your policy.

      If you choose death benefit Option A, the death benefit will be based on the greater of :

      (a) the face amount, or

      (b) the Accumulated Value multiplied by a factor specified by federal income tax law.

      If you choose death benefit Option B, the death benefit will be based on the greater of:

      (a) the face amount plus the Accumulated Value, or

      (b) the Accumulated Value multiplied by the same factor that applies to option A. (See "Death Benefit Options," Page 19.)

      There are also two types of coverage available under the Policy - basic coverage and additional coverage. (See "Death Benefit", Page 19.)

FLEXIBILITY TO ADJUST DEATH BENEFIT


         After a year, you may adjust the death benefit by changing the death benefit option or by increasing or decreasing the face amount of your policy. (See "Change in Death Benefit Option," Page 20, and "Ability to Adjust Face Amount," Page 21.) A change in death benefit option or face amount may have tax consequences.


         Any change in death benefit option or in the face amount may affect the charges under your policy. If you increase the face amount, your monthly charges will increase. A decrease in face amount may decrease the monthly charges. (See "Cost of Insurance Charge," Page 28.)

         If you request a decrease in face amount which would cause the policy not to qualify as life insurance under federal tax law, we will not allow the decrease.

ACCUMULATED VALUE

         The Accumulated Value is the total amount of value held in the policy at any time. It equals the sum of the amounts held in the variable account and the fixed account. (See "Calculation of Accumulated Value," Page 23.)

         The Accumulated Value in the variable account will reflect:

      -  the investment results of the chosen funds

      -  premiums paid

      -  transfers

      -  withdrawals

      -  loans

      -  loan repayments

      -  loan interest charged, and

      -  our charges on the policy.

         We pay interest on Accumulated Value in the fixed account at rates we declare in advance for specific periods. We guarantee that these rates will be at least 4%. (See "The Fixed Account," Page 36.)

         The Accumulated Value will likely impact both the Death Benefit and the Monthly Deduction.

ALLOCATION OF PREMIUMS

         You will be asked to specify, in the application for your policy, the percentages of premium to go to each subaccount of the variable account or to the fixed account. You may change these percentages whenever you like. You may choose among all twenty-eight available subaccounts of the variable account. However, we may limit the number of different subaccounts, other than the money market subaccount, used in your Policy over its entire life to 16.

         We will allocate all premiums, after deduction for premium expense charges, received during the free-look period that are to go to the variable account to the Money Market Subaccount. At the end of the free look period, we will move the amount in the Money Market Subaccount (including investment experience) to your chosen subaccounts. For this purpose, we will assume that the free-look period ends 20 days after the date the policy is issued. Premiums received after the free look period ends will be allocated directly to your chosen subaccounts. (See "Allocation of Net Premiums," Page 25.)

TRANSFERS

         You may transfer the amounts in the subaccounts and fixed account. Transfers between the subaccounts or from the variable account into the fixed account will be made on the day we receive the request. We limit transfers out of the fixed account to the greater of $1000 and 25% of the Accumulated Value in the fixed account. We also allow only one transfer out of the fixed account per year. (See "Transfers," Page 25.)

FREE-LOOK PRIVILEGE

         The policy provides for an initial "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums you paid. This free-look period ends 10 days after you receive the policy, or at the end of such longer period provided by state law. To cancel your policy, you must return the policy to us or to our agent within such time with a written request for cancellation. (See "Free-Look Privilege," Page 34.)

CHARGES ASSESSED IN CONNECTION WITH THE POLICY

         Summary of Policy Expenses

           TRANSACTION EXPENSES

                Premium Expense Charge (as a
                percentage of premiums paid).................3.40%, plus:
                                                                   For years 1 to 10: 7% up to
                                                                         Target Premium,
                                                                         4% for premiums in excess
                                                                         of Target Premium
                                                                    After year 10: 4%(1)
                Surrender Charge.............................See page 27
                Withdrawal Charge............................Lesser of 2% of the amount withdrawn or $25
                Transfer Charge ..............................NONE(2)

----------------------

(1) We may (except as otherwise required by the state of issue) raise the Premium Expense Charge to 3.40% plus 7% for premiums up to the Target Premium plus 5% for premiums in excess of the Target Premium. We may also raise the Premium Expense Charge after Policy Year 10 up to the maximum permitted during the first 10 Policy Years.


(2) We currently have no transfer charge, but we reserve the right to charge up to $25 for each transfer in excess of twelve transfers in any one year.


         VARIABLE ACCOUNT AND POLICY CHARGES

         Variable Account Charge (deducted monthly).....Years 1-10:
                  Basic Coverage less than $1 million: annual rate of 0.90%(3) Basic Coverage of $1 million to $2,999,999: annual rate of
                      .80%(3)
                  Basic Coverage $3 million and over: annual rate of 0.75%(3) After year 10:
                  Basic Coverage less than $1 million: annual rate of 0.35%(4) Basic Coverage of $1 million to $2,999,999: annualrate of
                      0.30%(4)
                  Basic Coverage  $3 million and over:  annual rate of 0.25%(4)

         Cost of Insurance Charge (deducted monthly)
                 Varies by Issue Age, sexes, Rate Class, duration of
                     the Policy-See pages 7 and 28


         Administrative Charge (deducted monthly)
                  Years 1 to 10: $15 plus $0.085 per $1000 of Basic
                      Coverage per month(6)
                      After  year 10: $7.50 per month(7)


    Rider Charges (deducted monthly for optional Riders elected for a Policy

         Guaranteed Death Benefit           $.01 per thousand of Face Amount per
         Additional Protection Benefit      month a Cost of Insurance Charge
                                            applies to the additional coverage
         Policy Split Option                No cost for the Rider, but a fixed
                                            $200 charge will be assessed at the
                                            time of a split
         Estate Preservation Rider          a Cost of Insurance Charge applies
                                            to the additional coverage
         Term Rider                         a Cost of Insurance Charge applies
                                            to the additional coverage
         Continuing                         Coverage Rider beginning at the
                                            younger Insured's Attained Age 90, a
                                            charge which is currently $2.50 per
                                            $1000 of Net Amount at Risk per
                                            month, and guaranteed never to
                                            exceed $3.50 per $1000 of Net Amount
                                            at Risk per month
         Enhanced                           Death Benefit Rider no cost for
                                            rider, but to the extent the rider
                                            increases the net Amount at Risk,
                                            the Cost of Insurance Charges
                                            will be higher
         Automatic Increase Rider           Cost of Insurance Charge will
                                            include amounts for the increase
                                            segments as they become effective

(3) The charge shown is the annual equivalent of the monthly charge. The Variable Account Charge applies to Accumulated Value held in the Variable Account. It does not apply to amounts held in the Fixed Account. We may increase this charge to an amount up to 0.90% in all cases.

(4) This reduction is not guaranteed, except as required by the state of issue.

(5) This rate is lower for Joint Ages 38 and below.

(6) This charge is increased by $.005 per $1000 of Basic Coverage per month for each Insured who is a smoker.

(7) We may (except as otherwise required by the state of issue) increase the Monthly Administrative Charge for years after year 10 up to an amount not to exceed $15 plus $0.08 per $1000 of Basic Coverage, plus $0.005 per $1000 of Basic Coverage per month for each smoker. In addition, the $0.08 per $1000 of Basic Coverage portion of the Monthly Administrative Charge, plus $.005 per $1000 of Basic Coverage per month for each smoker, will apply to increases in Basic Coverage for 10 years after an increase in Basic Coverage.



ANNUAL EXPENSES OF UNDERLYING FUNDSA (for the year ended December 31, 2001):



                                                               Management           Other             Total
                                                               Fee, after         Expenses,         Expenses,
                                                                 expense        after expense     after expense
                                                              reimbursement     reimbursement     reimbursement


Sentinel Variable Products Trust
      Common Stock Fund                                           0.21%             0.27%             0.48%
      Growth Index Fund                                           0.00%             0.60%             0.60%
      Mid Cap Growth Fund                                         0.36%             0.35%             0.71%
      Money Market Fund                                           0.09%             0.31%             0.40%
      Small Company Fund                                          0.13%             0.44%             0.57%
The Alger American Fund
      Alger American Growth Portfolio                             0.75%             0.06%             0.81%
      Alger American Leveraged AllCap Portfolio                   0.85%             0.07%             0.92%
      Alger American Small Capitalization Portfolio               0.85%             0.07%             0.92%
American Century Variable Portfolios, Inc.
      VP Income & Growth Portfolio                                0.70%             0.00%             0.70%
      VP Value Portfolio (b)                                      0.97%             0.00%             0.97%
The Dreyfus Socially Responsible Growth Fund, Inc.
      Initial Shares                                              0.75%             0.03%           0.78% (c)
Fidelity Variable Insurance Products Funds
      Equity Income Portfolio                                     0.48%             0.09%             0.57%
      Growth Portfolio                                            0.58%             0.07%             0.65%
      High Income Portfolio                                       0.58%             0.12%             0.70%
      Overseas Portfolio                                          0.73%             0.14%             0.87%
      Contrafund Portfolio                                        0.58%             0.06%             0.64%
      Index 500 Portfolio                                         0.24%             0.04%             0.28%
      Investment Grade Bond                                       0.43%             0.11%             0.54%
INVESCO Variable Investment Funds, Inc.
      VIF - Dynamics Fund                                         0.75%             0.33%             1.08%
      VIF - Health Sciences Fund                                  0.75%             0.31%             1.06%
      VIF - Technology Fund                                       0.75%             0.32%             1.07%
J.P. Morgan Series Trust II
      JPMorgan International Opportunities Portfolio              0.60%             0.60%             1.20%
      JPMorgan Small Company Portfolio                            0.60%             0.55%             1.15%
Market Street Fund
      Bond Portfolio                                              0.40%             0.28%             0.68%
      Balanced Portfolio                                          0.55%             0.27%             0.82%
Neuberger Berman Advisers Management Trust
      Partners Portfolio                                          0.82%             0.05%             0.87%
Strong Variable Insurance Funds, Inc.
      Mid Cap Growth                                              0.75              0.44              1.19
Strong Opportunity Fund II                                        0.75              0.35              1.10


(a) The Fund expenses shown above are assessed at the underlying Fund level and are not direct charges against the subaccounts. These underlying Fund expenses are taken into consideration in computing each underlying Fund's net asset value, which is the share price used to calculate the unit values of the subaccounts. The management fees and other expenses are more fully described in the prospectuses for each individual underlying Fund. The information relating to the underlying Fund expenses was provided by the underlying Fund and was not independently verified by National Life.

(b) The fund has a stepped fee schedule, as assets increase the management fee generally decreases.

(c) The figures in the above Expense Table are for the initial share class for the fiscal year ended December 31, 2001. Actual expenses in future years may be higher or lower than the figures given above.



In the absence of any voluntary fee waivers or expense reimbursements, the Management Fees, Other Expenses, and Total Expenses of the Funds listed below would have been as follows:



                                                               Management           Other         Total Mutual
                                                                  Fees            Expenses        Fund Expenses

SVPT Common Stock Fund                                            0.47%             0.27%             0.74%
SVPT Growth Index Fund                                            0.30%             2.00%             2.30%
SVPT Mid Cap Growth Fund                                          0.49%             0.35%             0.84%
SVPT Money Market Fund                                            0.25%             0.31%             0.56%
SVPT Small Company Fund                                           0.50%             0.44%             0.94%
Fidelity VIP Fund-Equity Income Portfolio                         0.48%             0.10%           0.58%(a)
Fidelity VIP Fund-Growth Portfolio                                0.58%             0.10%           0.68%(a)
Fidelity VIP Fund-High Income Portfolio                           0.58%             0.13%           0.71%(a)
Fidelity VIP Fund-Overseas Portfolio                              0.73%             0.19%           0.92%(a)
Fidelity VIP Fund-Index 500 Portfolio                             0.24%             0.11%           0.35%(b)
Fidelity VIP Fund-Contrafund Portfolio                            0.58%             0.10%             0.68%
JPMorgan International Opportunities                              0.60%             0.80%             1.40%
Market Street Bond Portfolio                                      0.40%             0.29%             0.69%
Strong Mid Cap Growth Fund II                                     0.75%             0.61%             1.36%
Strong Opportunity Fund II                                        0.75%             0.60%             1.35%

(a) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

(b) The fund manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the management fee, other expenses and total annual expenses in 2001 were 0.24%, 0.04% and 0.28%, respectively.



We expect these reimbursement arrangements to continue, but there are no legal obligations to continue these arrangements for any particular period of time, except that a National Life affiliate has committed to the SEC to maintain the above expense reimbursement arrangements for Sentinel Variable Products Trust until December 31, 2002; if they are terminated, the affected Portfolios' expenses may increase.

         Premium Expense Charge. We deduct a Premium Expense Charge from each premium payment. One portion of this charge, equal to 3.40% of each premium, covers the cost of state and local premium taxes, and the federal DAC Tax. We may change this portion of the charge if the applicable law changes. (See "Premium Expense Charge," Page 27.)

         The remainder of the Premium Expense Charge compensates us for expenses we incur in selling the policies, including commissions to selling agents. During the first 10 Years, we will deduct 7.0% of each premium paid up to the Target Premium, and 4.0% of premiums paid in excess of the Target Premium. We may increase the charge for premiums in excess of the Target Premium from 4.0% to 5.0% of such premiums. We currently intend to reduce this deduction from premiums paid after first 10 years to 4.0% of all premiums; however, we will have the right to deduct amounts up to the maximum permitted during the first ten years. The Target Premium varies from policy to policy - it will be stated in your policy and it is discussed in Appendix B to this prospectus.

         Surrender Charge. We impose a Surrender Charge if a policy is surrendered or lapses at any time before the end of the tenth year, or the ten years after an increase in Basic Coverage. The initial Surrender Charge varies by Joint Age and is shown in Appendix B to this prospectus. The Surrender Charge is level for up to five years, and then declines by equal amounts each month until it is zero at the beginning of year 11. For increases in Basic Coverage, the Surrender Charge will be determined in the same way. The Surrender Charge will not decrease in the event of a decrease in Basic Coverage. (See "Surrender Charge," Page 27.)

         Withdrawal Charge. If you make a withdrawal from your policy, we assess a withdrawal charge equal to the lesser of 2% of the amount withdrawn or $25. (See "Withdrawal Charge," Page 30.)

         Monthly Deductions. On the date of issue and each month thereafter, we will deduct from a policy's Accumulated Value an amount equal to the sum of the monthly Cost of Insurance Charge, Variable Account Charge, Monthly Administrative Charge, and a charge for any additional benefits added by rider.

                  Cost of Insurance Charge. The monthly Cost of Insurance Charge will be determined by multiplying the Net Amount at Risk (that is, the amount by which the death benefit (before adjustment for policy loans and unpaid monthly deductions) exceeds Accumulated Value) by the cost of insurance rate(s) that apply to the two insured people. These rates depend upon:

      - the ages of the insured persons when the coverage was issued

      - the sexes of the insured persons

      - the rate classes of the insured persons

      - the time the coverage has been in force

      - whether the coverage is Basic Coverage or Additional Coverage, and

      - on our expectations as to future mortality experience.

      However, these cost of insurance rates will not exceed the guaranteed maximum cost of insurance rates set forth in your policy based on the insured peoples' ages when the coverage was issued, sexes, Rate Class, the time the coverage has been in force, whether the coverage is Basic Coverage or Additional Coverage, and the "1980 Commissioners Standard Ordinary Mortality Table." (See "Cost of Insurance Charge," Page 28.).

                  Variable Account Charge. The Variable Account Charge is a percentage of the Accumulated Value in the Variable Account, and is not assessed on Accumulated Value in the Fixed Account. The schedule of percentages that apply to policies of various sizes and at different times are shown in the chart provided above. We may raise applicable Variable Account Charge percentages to annual amounts up to 0.90%. (See "Variable Account Charge, page 29).

                  Monthly Administrative Charge. The Monthly Administrative Charge during the first 10 years is $15.00 plus $0.08 per $1000 of Basic Coverage. This charge is increased by $0.005 per $1000 of Basic Coverage for each insured person who is a smoker, and is reduced if the Joint Age of the insured people is 38 or less. After 10 years, we currently intend to assess a reduced Monthly Administrative Charge of $7.50, with no additional amount per $1000 of Basic Coverage, but we may increase the Monthly Administrative Charge after the tenth year to an amount not to exceed $15 plus $0.08 per $1000 of Basic Coverage, plus $0.005 for each smoker. The per $1000 of Basic Coverage portion of the Monthly Administrative Charge will also apply to the increase in Basic Coverage for 10 years after an increase in Basic Coverage. The per $1000 of Basic Coverage portion of the Monthly Administrative Charge will not be reduced for decreases in Basic Coverage. (See "Monthly Administrative Charge," Page 29.)

         Transfer Charge. You may transfer value among the subaccounts on any business day, without charge. We have no current intent to impose a transfer charge in the foreseeable future; however, we may impose in the future a charge of $25 for each transfer in excess of twelve transfers in any one year.
(See "Transfer Charge," Page 30.)

      Projection Report Charge. If you request a projection report, we may impose a charge. (See "Projection Report Charge," Page 30.)

      Other Charges. Shares of the Portfolios are purchased by the subaccounts at net asset value, which reflects management fees and expenses deducted from the assets of the Portfolios. These management fees and expenses are shown above under "Annual Charges of Underlying Funds".


      We offer optional benefits. We may charge you for these benefits.

      We pay compensation to broker-dealers who sell the Policies. (See
"Distribution of Policies", Page   ).


LOAN PRIVILEGE

         After a year, you may borrow against your policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent monthly deduction. Policy loans may be taken, or repayments made, on any business day.

         Policy loans will bear interest at a fixed rate of 6% per year. Interest is added to the loan balance at the end of each policy year. You may repay policy loans at any time and in any amount. When the death benefit becomes payable or the policy is surrendered, we will deduct policy loans and accrued interest from the proceeds otherwise payable.

         When you take a policy loan, we will hold Accumulated Value in the fixed account as collateral for the policy loan. We credit interest on amounts held in the fixed account as collateral for policy loans at rates we declare prior to each calendar year. This rate will be at least 4%.

         We currently intend to make preferred loans available starting after a policy is 10 years old. We plan to charge an interest rate of 4.25% per annum on preferred loans, and credit interest on collateral for preferred loans at 4.0% per annum. We are not obligated to make preferred loans available at any time. (See "Loan Privileges," Page 31.)

         Loans may cause a policy to lapse, depending on investment performance and the amount of the loan. If a policy is not a Modified Endowment Contract, lapse with policy loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 45.)

WITHDRAWAL OF CASH SURRENDER VALUE

         After a year, you may request a withdrawal of Cash Surrender Value. Withdrawals must be at least $500, and cannot be more than the Cash Surrender Value minus three times the most recent monthly deduction. We will take the withdrawal amount from the subaccounts based on your instructions. If you do not provide instructions, we will take the withdrawal from the subaccount in proportion to the values in the subaccounts. If the values in the subaccounts will not allow us to carry out your instructions, we will not process the withdrawal until you provide further instructions. You may not allocate withdrawals to the fixed account until all the value in the variable account has been exhausted. (See "Withdrawal of Cash Surrender Value," Page 33.)

SURRENDER OF THE POLICY

         You may surrender the Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any policy loan with accrued interest and any Surrender Charge.
(See "Surrender Privilege," Page 32.)

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

      We currently offer, at no charge to you, two automated fund management programs, Dollar Cost Averaging and Portfolio Rebalancing. For a description of these features, see "Available Automated Fund Management Features," Page 35.

OPTIONAL BENEFITS

      Several optional benefits are available in connection with the policies. They are:

      - the Guaranteed Death Benefit Rider

      - the Additional Protection Benefit Rider

      - the Policy Split Option

      - the Estate Preservation Rider

      - the Term Rider

      - the Continuing Coverage Rider

      - the Enhanced Death Benefit Rider,  and

      - the Automatic Increase Rider.

Not all optional benefits are available in all states. See "Optional Benefits", on page 40.

TAX TREATMENT



         We believe that a Policy issued on a standard rate class basis generally should meet the Section 7702 definition of a life insurance contract. Assuming that a policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of value under your policy until there is a distribution from the policy. Moreover, death benefits payable under a policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds. (See "Tax Status of the Policy," Page 38.)


        Under certain circumstances, a policy may be treated as a "Modified Endowment Contract." If a policy is a Modified Endowment Contract, then all pre-death distributions, including policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any distributions generally will be subject to a 10% penalty tax. (For further discussion on the circumstances under which a Policy will be treated as a Modified Endowment Contract, See "Tax Treatment of Policy Benefits," Page .)

        If a policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts," Page .)


      Generally, the proceeds of a policy are includible in the gross estate of an insured person if that person possesses any "incidents of ownership" over the policy at death. "Incidents of ownership" generally includes the right to receive economic benefits of the policy as defined in Section 2042 of the Code and applicable Treasury regulations. If an insured person never held incidents of ownership over the policy, or irrevocably transferred all interests in the policy to a third party such as an irrevocable life insurance trust) more than three years before death, the proceeds should be excluded from his or her gross estate.

OTHER POLICIES

      We offer other variable life insurance policies which also invest in the same portfolios of the funds. These policies may have different charges that could affect the value of the subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.

ILLUSTRATIONS

         Illustrations of how investment performance of the subaccounts may cause the death benefit, the Accumulated Value and the Cash Surrender Value to vary are included in Appendix A commencing on Page A-1.

         These illustrations of hypothetical values may help you to understand the long-term effects of different levels of investment performance, of charges and deductions, of electing one or the other death benefit option, and generally comparing and contrasting this Policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return. THEY ARE NOT GUARANTEED. Illustrations are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will differ from those illustrated.

QUESTIONS

      If you have questions, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.

            NATIONAL LIFE INSURANCE COMPANY, THE VARIABLE ACCOUNT,
                                       AND
                                    THE FUNDS


NATIONAL LIFE INSURANCE COMPANY



       National Life Insurance Company ("National Life", or "we") is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all insurance risks under the Policy and its assets support the Policy's benefits. On December 31, 2001, National Life's consolidated assets were over $10.1 billion. (See "Financial Statements," Page F-1.)



THE VARIABLE ACCOUNT


    We established the Variable Account on February 1, 1985 under Vermont law. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other variable life insurance policies we currently issue, and other variable life insurance policies we may issue in the future. You may choose among all the Subaccounts of the Variable Account available under the Policies; however, we may limit the number of different Subaccounts, other than the Money Market Subaccount, used in any Policy over its entire life to 16 different Subaccounts.


    The Variable Account's assets are the property of National Life. The portion of the Variable Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Variable Account will not be exposed to liabilities arising out of any other business that we may conduct. The portion of the Variable Account's assets equal to the reserves and other liabilities under the Policies may, however, be exposed to liabilities arising from other subaccounts of the Variable Account that fund other variable life insurance policies. The Variable Account may also include amounts derived from expenses we have charged to the Policies (and the other policies) which we currently hold in the Variable Account. The Variable Account also may in the future include amounts held to support other variable life insurance policies we may issue. From time to time we may move these additional amounts to the Fixed Account.

    The Variable Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust type of investment company. This registration does not involve any supervision of the management or investment practices or policies of the Variable Account by the SEC. The Variable Account meets the definition of a "separate account" under federal securities laws.


    The Variable Account purchases and redeems shares of the portfolios at net asset value. The Variable Account automatically reinvests all dividend and capital gain distributions of the portfolios in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, the Variable Account does not pay portfolio dividends or portfolio distributions out to you as additional units, but instead reflects them in unit values.

    Before choosing to allocate your net premium payments and Accumulation Value, carefully read the prospectus for each Fund, along with this Prospectus. We summarize the investment objectives of each portfolio below. There is no assurance that any of the portfolios will meet these objectives. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the portfolios.

    Not all portfolios may be available in all states or in all markets.


SENTINEL VARIABLE PRODUCTS TRUST


    The Common Stock, Mid Cap Growth, Small Company, Growth Index and Money Market Subaccounts of the Variable Account invest in shares of Sentinel Variable Products Trust, a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Sentinel Variable Products Trust shares represents an interest in a separate portfolio within the Trust.



    The investment objectives of Sentinel Variable Products Trust's Funds are set forth below.

         The Common Stock Fund. The Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole, by investing in a diverse group of common stocks of well-established companies.

         The Mid Cap Growth Fund. The Mid Cap Growth Fund seeks growth of capital, by focusing its investments on common stocks of mid-sized growing companies. Income is not a factor in selecting stocks.

         The Small Company Fund. The Small Company Fund seeks growth of capital, by investing mainly in common stocks of small companies that National Life Investment Management believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks.

         The Growth Index Fund. The Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index, by investing in common stocks of the companies comprising the Index in approximately the same weightings as the Index.

         The Money Market Fund. The Money Market Fund seeks as high a level of current income as is consistent with stable principal values and liquidity by investing exclusively in dollar-denominated money market instruments, including U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations.


         NL Capital Management, Inc. ("NLCM") manages each of the Funds of Sentinel Variable Products Trust. NLCM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. NLCM is a wholly owned subsidiary of National Life.






ALGER AMERICAN FUND


    The Separate Account has three Subaccounts which invest exclusively in shares of Portfolios of the Alger American Fund. The Alger American Fund is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series of shares, each of which represents an interest in a Portfolio of the Alger American Fund.



    The investment objectives of the Portfolios of the Alger American Fund in which the Subaccounts invest are set forth below.


    Alger American Growth Portfolio. This Portfolio seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.


    Alger American Leveraged AllCap Portfolio. This Portfolio seeks long-term capital appreciation. It invests in the equity securities of companies of any size which demonstrate promising growth potential. This Portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.


    Alger American Small Capitalization Portfolio. This Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell(R) 2000 Growth Index or the S&P(R) SmallCap 600 Index.

      The Alger American Alger American Growth Portfolio, the Alger American Leveraged AllCap Portfolio and the Alger American Small Capitalization Portfolio are managed by Fred Alger Management, Inc.





AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.


      The Separate Account has one Subaccount which invests exclusively in shares of the VP Value portfolio, and one Subaccount which invests exclusively in shares of VP Income & Growth portfolio, each of which are series of American Century Variable Portfolios, Inc. American Century Variable Portfolios, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares.



      The investment objectives of the Portfolios of American Century Variable Portfolios, Inc. in which the Subaccounts are expected to invest are set forth below.



      VP VALUE. To seek long-term capital growth. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.


     VP INCOME & GROWTH. To seek long-term capital growth. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in common stocks.


      The VP Value Portfolio and the VP Income & Growth Portfolio of the American Century Variable Portfolios, Inc. are managed by American Century Investment Management, Inc.



THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

       The Variable Account has one Subaccount which invests exclusively in shares of The Dreyfus Socially Responsible Growth Fund, Inc. This Fund is registered with the SEC as a diversified open-end management investment company.


       The investment objective of The Dreyfus Socially Responsible Growth Fund, Inc. is set forth below.



     The Dreyfus Socially Responsible Growth Fund, Inc. The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund normally invests at least 80% of its assets in the common stock of companies that Dreyfus believes meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.



       The Dreyfus Socially Responsible Growth Fund, Inc. is managed by The Dreyfus Corporation.




FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS



      The Separate Account has seven Subaccounts which invest exclusively in shares of Portfolios of the

Variable Insurance Products Funds (the "VIP Funds"). The VIP Funds are "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the VIP Funds.


     The Equity-Income, Growth, High Income, Overseas, Contrafund, Index 500 and Investment Grade Bond Portfolios of the VIP Funds are managed by Fidelity Management and Research Company ("FMR"). Bankers Trust Company currently serves as sub-advisor to the Index 500 Portfolio. FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and Fidelity International Investment Advisors for the Overseas Portfolio.


     The investment objectives of the Portfolios of the VIP Funds in which the Subaccounts invest are set forth below.



      Equity-Income Portfolio. This Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Composite Index of 500 Stocks ("S&P 500"). FMR normally invests at least 65% of the Portfolio's assets in income-producing equity securities.

      Growth Portfolio. This Portfolio seeks capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential.


      High Income Portfolio. This Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in income producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. The risks of investing in these high-yielding, high-risk securities is described in the attached Prospectus for the VIP Funds, which should be read carefully before investing.


      Overseas Portfolio. This Portfolio seeks long term growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in foreign securities. FMR normally invests the Portfolio's assets primarily in common stocks.

      Contrafund Portfolio. This Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public.

      Index 500 Portfolio. This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. Bankers Trust Company normally invests at least 80% of the Portfolio's assets in common stocks included in the S&P 500.

      Investment Grade Bond Portfolio. This Portfolio seeks as high a level of current income as is consistent with the preservation of capital. It normally invests in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).





  INVESCO VARIABLE INVESTMENT FUNDS, INC.

       The Variable Account has three Subaccounts which invests exclusively in shares of the following three series of INVESCO Variable Investment Funds, Inc.:

       INVESCO VIF - Dynamics Fund
       INVESCO VIF - Health Sciences Fund
       INVESCO VIF - Technology Fund


       INVESCO Variable Investment Funds, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or portfolios of shares.



       The investment objectives of the INVESCO Variable Investment Funds, Inc. Funds in which the Subaccounts invest are set forth below.


     INVESCO VIF - DYNAMICS FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 65% of its assets in common stocks of mid-sized companies. INVESCO defines mid-sized companies as companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. The Fund also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds. The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other factors that INVESCO believes will lead to rapid sales or earnings growth.

     INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established health care companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

     INVESCO VIF - TECHNOLOGY FUND. This Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly.


       The INVESCO VIF Dynamics Fund, Health Sciences Fund and Technology Fund are managed by INVESCO Funds Group, Inc.


J.P. MORGAN SERIES TRUST II



       The Separate Account has one Subaccount which invests exclusively in shares of the JPMorgan International Opportunities Portfolio, and one
Subaccount which invests exclusively in shares of JPMorgan Small Company Portfolio, each of which are series of J.P. Morgan Series Trust II. J.P. Morgan Series Trust II is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares.



      The investment objectives of the J.P. Morgan Series Trust II Portfolios in which the Subaccounts invest are set forth below.

     JPMorgan International Opportunities Portfolio. Seeks to provide a high total return from a portfolio of equity securities of foreign companies. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the Portfolio is subject to foreign market, political, and currency risks.

      JPMORGAN SMALL COMPANY PORTFOLIO. Seeks to provide a high total return from a portfolio of small company stocks. The Portfolio invests at least 80% of the value of its assets in small and medium sized U.S. companies whose market capitalizations are greater than $100 million and less than $2 billion, typically represented by the Russell 2000 The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of large companies.


     The JPMorgan International Opportunities Portfolio and the JPMorgan Small Company Portfolio of the J.P. Morgan Series Trust II are managed by J.P. Morgan Investment Management Inc.




MARKET STREET FUND



         The Bond and Balanced Subaccounts of the Separate Account invest in shares of Market Street Fund, a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Market Street Fund shares represents an interest in a separate portfolio within the Fund.



         The investment objectives of the Market Street Fund's Portfolios you may choose for your Policy are set forth below.



         The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing primarily in a diversified portfolio of fixed income securities of U.S. and foreign issuers.



         The Balanced Portfolio. The Balanced Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.











     Market Street Investment Management Company ("MSIM") serves as the investment adviser to both the Balanced and Bond Portfolios. MSIM uses a "specialist" investment subadviser to manage each of the Portfolios. The subadviser for the Balanced Portfolio is Fred Alger Management Inc., and the subadviser for the Bond Portfolio is Western Asset Management Company.


NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

        The Separate Account has one Subaccount which invests exclusively in shares of the Partners Portfolio, a series of Neuberger Berman Advisers Management Trust. Neuberger Berman Advisers Management Trust ("AMT") is registered with the SEC as a diversified open-end management investment company. AMT has nine separate series, which are called Portfolios. Shares of each Portfolio represent an interest in that Portfolio.

      The investment objectives of the Partners Portfolio are set forth below.


      Partners Portfolio. To seek growth of capital. This Portfolio invests mainly in common stock of mid-to large-capitalization companies. Its investment co-managers seek securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all points of the market cycle. The Portfolio generally considers selling a stock when it reaches the managers' target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Portfolio has the ability to change its goal without shareholder approval, although it does not currently intend to do so.


         The Partners Portfolio of Neuberger Berman Advisers Management Trust is managed by Neuberger Berman Management Inc. Neuberger Berman, LLC is the sub-adviser.


STRONG VARIABLE INSURANCE FUNDS, INC. AND STRONG OPPORTUNITY FUND II, INC.


      The Separate Account has one Subaccount which invests exclusively in shares of the Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and one Subaccount which invests exclusively in shares of Strong Opportunity Fund II, Inc. Strong Variable Insurance Funds, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, and Strong Opportunity Fund II is a single series mutual fund also registered with the SEC as a diversified open-end management investment company.



      The investment objectives of the Strong Funds in which the Subaccounts invest are set forth below.


     MID CAP GROWTH FUND II. This Fund invests, under normal conditions, at least 65% of its assets in stocks of medium-capitalization companies that the fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell MidcapTM Index at the time of investment

     STRONG OPPORTUNITY FUND II, INC. This Fund invests, under normal conditions, primarily in stocks of medium-capitalization companies that the fund's managers believe are underpriced, yet have attractive growth prospects. The managers base the analysis on a company's "Private Market Value" -- the price an investor would be willing to pay for the entire company given its management, financial health and growth potential. The managers determine a company's Private Market Value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation and franchise value. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when its price no longer compares favorably with the company's Private Market Value.



      The Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. are managed by Strong Capital Management, Inc.





OTHER INFORMATION


         Contractual Arrangements. We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by National Life. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy. The amount of this compensation with respect to the Policy during 2000, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:


------------------------------------------------ ----------- -----------------------
                        Portfolios of the        % of Assets  Revenues National Life
                                                               Received During 2001
------------------------------------------------ ----------- -----------------------
Alger American Fund                                   0.10%           $ 22.03
------------------------------------------------ ----------- -----------------------
American Century Variable Portfolios, Inc.            0.20%          $1,453.36
------------------------------------------------ ----------- -----------------------
Dreyfus Socially Responsible Growth Fund, Inc.        0.20%            $ 0.00
------------------------------------------------ ----------- -----------------------
Fidelity VIP Funds                                    0.10%*         $5,152.00
------------------------------------------------ ----------- -----------------------
INVESCO Variable Investment Funds, Inc.               0.25%           $ 101.57
------------------------------------------------ ----------- -----------------------
J.P. Morgan Series Trust II                           0.20%           $ 742.89
------------------------------------------------ ----------- -----------------------
Neuberger Berman Advisers Management Trust            0.15%           $ 279.79
------------------------------------------------ ----------- -----------------------
Strong VIF and Opportunity Fund II                    0.20%          $1,728.38
------------------------------------------------ ----------- -----------------------




*0.05% with respect to the Index 500 Portfolio.

These arrangements may change from time to time, and may include more Funds in the future.


         Investment Results. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of mutual fund portfolios other than the Portfolios that may be managed by the investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

         Resolving Material Conflicts. The participation agreements under which the Funds sell their shares to Subaccounts of the Variable Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

        Should an agreement between National Life and a Fund terminate, the Subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to Subaccounts investing in Portfolios of such Fund.

        Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or Portfolio.

        The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity and variable life insurance policies. As a result, there is a possibility that a material conflict may arise between the interests of Owners with Accumulated Value allocated to the Variable Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

        In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund Prospectuses for more information.



        Net Investment Return of the Separate Account. The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the Subaccounts of the Separate Account since the inception of the Subaccounts through December 31, 2001. The inception date of the Subaccounts originally included with the Policy is May 4, 1998, the date that the Policies were first offered; a number of new Subaccounts were added to the Policy on November 30, 2000 and December 1, 2000, as indicated in the table below.


        The net investment returns reflect investment income and capital gains and losses less investment management fees and expenses and the maximum Variable Account Charge. The returns do not reflect the

Cost of Insurance Charge, the Premium Expense Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges which will significantly reduce the returns.

        Returns are not annualized for periods under one year.

STATEMENT OF NET INVESTMENT RETURNS





                                                Subaccount        2001        2000       1999      1998
                                              Effective Date
                                              -----------------------------------------------------------
     Sentinel Variable Products Trust
           Common Stock                           5/4/1998        -8.92%      8.81%      2.04%     1.09%
           Mid Cap Growth                         5/4/1998       -24.94%      -1.77     37.57%     4.89%
           Money Market                           5/4/1998         2.79%       5.17      3.97%     2.55%
           Small Company                          5/4/1998         4.41%      37.22     14.88%    -4.64%
           Growth Index                          12/1/2000       -14.21%      -5.16        N/A       N/A
     Alger
           Alger American Growth Portfolio       12/1/2000       -12.60%     -0.49%        N/A       N/A
           Alger American Small                  12/1/2000       -16.68%     -1.75%        N/A       N/A
           Capitalization
           Alger American Leveraged All Cap      12/1/2000       -30.14%      5.10%        N/A       N/A
     American Century Variable Portfolios,
     Inc.
           VP Value Portfolio                     5/4/1998        11.82%     17.09%     -1.73%    -6.84%
           VP Income & Growth Portfolio           5/4/1998        -9.17%    -11.41%     16.97%     8.23%
     Dreyfus
           Dreyfus Socially Responsible          12/1/2000       -23.27%     -1.25%        N/A       N/A
           Growth
     Fidelity Variable Insurance Products
     Funds
           Equity Income                         12/1/2000        -5.80%      3.36%        N/A       N/A
           Growth                                 5/4/1998       -18.38%    -11.77%     36.21%    19.38%
           High Income                            5/4/1998       -12.52%    -23.17%      7.19%   -10.59%
           Overseas                             11/30/2000       -21.87%     -0.64%        N/A       N/A
           Contrafund                             5/4/1998       -13.03%     -7.46%     23.15%    12.50%
           Index 500                              5/4/1998       -12.88%    -10.11%     19.44%     9.70%
           Investment Grade Bond                11/30/2000         7.50%      1.03%        N/A       N/A
     INVESCO Variable Investment Funds
           Dynamics Fund                         12/1/2000       -31.75%      2.37%        N/A       N/A
           Health Sciences Fund                  12/1/2000       -13.37%      3.94%        N/A       N/A
           Technology Fund                       12/1/2000       -46.31%     -4.82%        N/A       N/A
     J.P. Morgan Series Trust II
           International Opportunities            5/4/1998       -19.86%    -16.59%     35.44%    -9.91%
           Portfolio
           Small Company Portfolio                5/4/1998        -8.85%    -12.11%     43.11%   -17.05%
     Market Street Fund
           Bond Portfolio                         5/4/1998         6.44%      8.61%     -4.17%     4.92%
           Balanced Portfolio                     5/4/1998        -7.85%      7.78%      0.00%     3.27%
     Neuberger Berman Advisers Management
     Trust
           Partners Portfolio                     5/4/1998        -3.69%     -0.20%      6.41%    -7.54%
     Strong Variable Insurance Funds, Inc.
           Mid Cap Growth Fund                    5/4/1998       -31.39%    -15.60%     88.19%    15.22%
     Strong Opportunity Fund II                   5/4/1998        -4.56%      5.65%     33.70%    -4.68%




  THE FIXED ACCOUNT

  For information on the Fixed Account, see page 36.

                  DETAILED DESCRIPTION OF POLICY PROVISIONS



      We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms.


DEATH BENEFIT

      General. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the death of both of the Insureds (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. (See "Payment of Policy Benefits," Page 37.) The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. The Face Amount of a Policy, on which the Unadjusted Death Benefit is based, may be made up of either Basic Coverage or Additional Coverage. Additional Coverage is provided by the Additional Protection Benefit Rider.

      You must notify us as soon as reasonably possible of the death of each Insured. National Life may require proof of whether both Insureds are living two years from the Date of Issue. On the death of the first Insured to die we will require you to provide us with evidence of death and proof of age and, if the death is within two years from the Date of Issue, the cause of death.


   If you or your Beneficiary do not select a Settlement Option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our general account. In that case, we will provide your Beneficiary with a checkbook within seven days to access those funds. Your Beneficiary will receive interest on the proceeds deposited in that account.


    Death Benefit Options.  The Policy provides two Death Benefit Options:
Option A and Option B. You select the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," page 20.

    Option A. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy and (b) the Accumulated Value, multiplied by the specified percentage shown in the table below:

       Attained Age         Percentage                      Attained Age      Percentage
       ------------         ----------                      ------------      ----------
       of Younger                                           of Younger
       ----------                                           ----------
       Insured                                              Insured
       -------                                              -------
       40 and under         250%                            75-90                105%
          45                215%                            91                   104%
          50                185%                            92                   103%
          55                150%                            93                   102%
          60                130%                            94+                  101%
          65                120%
          70                115%


For Attained Ages of the younger Insured not shown, the percentages will decrease by a ratable portion of each full year.

    Illustration of Option A -- For purposes of this illustration, assume that the younger Insured is under Attained Age 40 and there is no Policy loan outstanding.

    Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000. Assuming the specified percentage for a particular Policy for a particular Attained Age of the younger Insured is 250%, then, because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, an Accumulated Value of $90,000 for this Policy at this Attained Age for the younger Insured will result in an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will result in an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the

Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

    Option B. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage shown in the table above.

    Illustration of Option B -- For purposes of this illustration, assume that the younger Insured is under Attained Age 40 and there is no Policy loan outstanding.

    Under Option B, a Policy with a Face Amount of $200,000 will generally pay an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Since the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Accumulated Value of $150,000 will result in an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

    At Attained Age 100 of the younger of the two Insureds (even if the younger of the two Insureds is not then living), Option B automatically becomes Option A.

    Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insureds' existing insurance coverages and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

    Change in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

    On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in "Which Death Benefit Option to Choose" above will apply.

    If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Code for life insurance, we will not effect the change.

    A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 45.)

    How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

     Additional Insurance. As discussed in more detail under "Additional Protection Benefit" on page , and under "Term Rider" on page , we offer an optional additional protection benefit rider and an optional term insurance rider. The additional protection benefit rider provides a death benefit upon death of the second to die of the Insureds that supplements the Death Benefit under the base Policy. The death benefit under this rider may be more cost effective to you than increasing your Face Amount under the Policy. The term rider provides a death benefit upon death of the Insured to which it applies.



ABILITY TO ADJUST FACE AMOUNT

      You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive the written request. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," Page 45.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

      Increase. A request for an increase in Face Amount may not be for less than $50,000, or such lesser amount required in a particular state. You may not increase the Face Amount after the older of the two Insureds' Attained Age 90 or if the Joint Age is greater than 90. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of both Insureds' insurability. The increase may be either an addition of Basic Coverage or Additional Coverage. An increase in Basic Coverage will result in increased Surrender Charges. An increase in Basic Coverage will also begin a new ten year period for purposes of applying the Monthly Administrative Charge to the new amount of Basic Coverage. If an increase in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may be reduced as a result of the increase. In the event that an increase simultaneously adds both Basic Coverage and Additional Coverage, the Basic Coverage is assumed to have been added first.

      On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due, plus the Surrender Charge associated with the increase, in the case of an increase in Basic Coverage. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium to increase the Cash Surrender Value.

      An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insureds may be in different Rate Classes as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See "Cost of Insurance Charge," Page 28.)

      After an increase, part of the Net Amount at Risk will be attributable to the initial coverage under the Policy and part will be attributable to the increase. For purposes of allocating Accumulated Value to each coverage to determine the Net Amount at Risk and Cost of Insurance Charge by coverage segment, the Accumulated Value is first considered part of the initial segment. If the Accumulated Value exceeds the initial segment's Face Amount, then it is allocated to increases in Face Amount in the order that such increases took effect.

       Decrease. The Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for a decrease. The Basic Coverage after any decrease may not be less than the Minimum Basic Coverage Amount, which is currently $100,000. If a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, we will not allow the decrease.

      A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges. If a decrease in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may increase as a result of the decrease.

For purposes of calculating the Monthly Deductions, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a) first, the increase in Face Amount provided by the most recent increase;

(b) then, the next most recent increases, in inverse chronological order; and finally

(c) the Initial Face Amount.

    If an increase involved the simultaneous addition of Basic Coverage, Additional Coverage and Face Amount added through the operation of the Automatic Increase Rider, a decrease in the Face Amount will reduce automatic increase first, the Additional Coverage second, and then the Basic Coverage.

HOW THE DURATION OF THE POLICY MAY VARY

    Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Cumulative Minimum Monthly Premium. You will have certain rights to reinstate your Policy, if it should lapse. (See "Reinstatement," Page 26.)

      In addition, an optional Guaranteed Death Benefit Rider is available. This Rider will guarantee that the Policy will not lapse prior to, at your option, the end of the year that the younger Insured attains age 80, or for the entire lifetimes of the two Insureds, regardless of investment performance, if you have paid the Cumulative Guarantee Premium as of each Monthly Policy Date.

ACCUMULATED VALUE

      The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Variable Account and the Fixed Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Variable Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

      The Accumulated Value and Cash Surrender Value will reflect:

-     the Net Premiums you pay

-     the investment performance of the Portfolios you have chosen

- the crediting of interest on non-loaned Accumulated Value in the Fixed Account and amounts held as Collateral in the Fixed Account

-     transfers

-     Withdrawals

-     Loans

-     Loan interest charged

-     loan repayments,  and

-     charges assessed on the Policy.

      Determination of Number of Units for the Variable Account. Amounts allocated, transferred or added to a Subaccount of the Variable Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

      Determination of Unit Value. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

      Net Investment Factor. Each Subaccount of the Variable Account has its own Net Investment Factor on each Valuation Day. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying Portfolio.

      Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

        (1) The aggregate of the values attributable to the Policy in the Variable Account, determined by multiplying the number of units the Policy has in each Subaccount of the Variable Account by such Subaccount's unit value on that date; plus

        (2) The value attributable to the Policy in the Fixed Account (See "The Fixed Account," Page 18.)

PAYMENT AND ALLOCATION OF PREMIUMS


      Issuance of a Policy. To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded. Premium Payments made prior to Policy issue are deposited into the Money Market Subaccount; if a Policy is issued, the Owner will earn the interest earned in the Money Market Subaccount from the date of deposit. Policies are issued after all required information is submitted and underwriting has been completed.


      The minimum amount of Basic Coverage of a Policy under our rules is $100,000.We may revise our rules from time to time to specify a different minimum amount of Basic Coverage for subsequently issued Policies. A Policy will be issued only on two Insureds each of whom has an Issue Age from 0 to 90 and whose Joint Age is less than or equal to 90, and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law. (See "Cost of Insurance Charge", Page 28, and "Distribution of Policies," Page 50.)

      From the time your application is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary survivorship insurance protection, pending issuance of the Policy, if you are able to answer "no" with respect to both Insureds to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submitting (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.

       The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case that the younger of the two proposed Insureds is age 70 or over). Coverage under the agreement will end on the earliest of

(a) the 90th day from the date of the agreement;

(b) the date that insurance takes effect under the Policy;

(c) the date a policy, other than as applied for, is offered to you;

(d) three days from the date we mail a notice of termination of coverage;

(e) the time you first learn that we have terminated the temporary life insurance; or

(f) the time you withdraw the application for life insurance.

       We offer a one time credit to Home Office employees who purchase a Policy, as both Owner and one of the two Insureds. This one time credit will be 50% of the Target Premium on the Policy. The amount of the credit will be added to the initial premium payment you submit. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If the Policy is surrendered, we will not recapture the credit. The amount of the credit will not be included for purposes of calculating agent compensation for the sale of the Policy.


     We do the insurance underwriting , determine a proposed Insured's Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

     TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. You will pay a Premium Expense Charge on this Policy, and there will be a new surrender charge period for this Policy. Other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.

      Amount and Timing of Premiums. Each premium payment must be at least $100. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

      You may at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule under which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Automatic Payment Plan or group billing payments of less than $100. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

      You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $100 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Policy's Cash Surrender Value determines whether or not the Policy stays in force. Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy, if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the Guaranteed Death Benefit Rider and have paid the required premiums).

      We will treat all your payments made while there is an outstanding Policy loan as premium payments rather than loan repayments, unless you notify us in writing that a payment is a loan repayment. You may not pay premiums after the younger of the Insureds reaches Attained Age 100. However, you may make loan repayments after this time.

      Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk, and lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

      Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

      Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

      Premium Limitations. The Code provides for exclusion of the Death Benefit from the gross income of the Beneficiary if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding these limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead be apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still generally be excludable from gross income under the Code.

      The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," Page 44.)

       Unless the Insureds provide satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value. However, premiums will not be limited to the extent that they are Planned Periodic Premiums.

      Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Expense Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Variable Account and/or the Fixed Account. You may change these allocations at any time by giving us written notice at our Home Office. If you have elected the telephone transaction privilege, you may also change premium allocations over the telephone (See "Telephone Transaction Privilege," Page 35). Your allocation percentages must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period.

      We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free-look period which are to be allocated to the Variable Account, to the Money Market Subaccount. For this purpose, we will assume that the free-look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to the other Subaccounts based on the allocation percentages you have selected.


      For example, assume a Policy was issued with Net Premiums to be allocated 25% to the Balanced Subaccount, 25% to the Bond Subaccount and 50% to the Fixed Account. During the period stated above, 50% (25% + 25%) of the Net Premiums will be allocated to the Money Market Subaccount. At the end of such period, 50% (25% / 50%) of the amount in the Money Market Subaccount will be transferred to the Balanced Subaccount and 50% to the Bond Subaccount.



     The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yields on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.


    Transfers. You may transfer the Accumulated Value between and among the Subaccounts of the Variable Account and the Fixed Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," Page 35.) Transfers between and among the Subaccounts of the Variable Account and the Fixed Account are made as of the Valuation Day that the request for transfer is received at the Home Office. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Variable Account to another Subaccount and/or to the Fixed Account. For transfers from the Fixed Account to the Variable Account, see "Transfers from Fixed Account," Page 37.

    Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the twelfth transfer during any one Policy Year. All transfers requested during one Valuation Period would be treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the twelve free transfers in any Policy Year:

-   transfers resulting from Policy loans

- transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features

- transfers resulting from the exercise of the transfer rights described on page 35 (see "Policy Rights - Other Transfer Rights," Page 35), and

- the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

      Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy, and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as the Cumulative Minimum Monthly Premium has been paid, regardless of whether the Cash Surrender Value is sufficient to cover the monthly Deductions and other charges. In addition, if you have elected at issue the Guaranteed Death Benefit Rider, and have paid the Cumulative Guarantee Premium as of each Monthly Policy Date, the Policy will not lapse, either prior to the end of the year that the younger Insured attains Age 80 or for the entire lifetimes of the two Insureds, whichever you elect, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions. (See "Optional Benefits - Guaranteed Death Benefit," Page 40.)

      The Policy provides for a 61-day Grace Period that is measured from the date on which we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

      Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of both Insureds' insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the Guaranteed Death Benefit Rider may be reinstated.

      Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of your chosen Subaccounts is poorer than expected or if you do not pay sufficient premiums, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the your purpose. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Income Tax Considerations," Page 44.)



     Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax-deferral benefits; the purchase of the Policy does not provide additional tax-deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its death benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether this Policy is an appropriate investment for you.

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate us for

(a) providing the insurance and other benefits set forth in the Policy;

(b) issuing and administering the Policy;

(c) assuming certain mortality and other risks in connection with the Policy;
and

(d) incurring expenses in distributing the Policy, including costs associated with printing prospectuses and sales literature and sales compensation.

    We may realize a profit from any charges. We may use these profits for any purpose, including payment of distribution expenses.

    For Policies issued in New York, charges may be different. Prospective purchasers of a Policy to be issued in New York should see "Differences in Charges for Policies Issued in New York", on page 31.

PREMIUM EXPENSE CHARGE

      The Premium Expense Charge consists of two portions. The first is that we deduct 3.40% of the premium from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax.

      The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Section 848 of the Code. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

      The Premium Expense Charge will also include, during the first 10 Policy Years, a deduction of 7.0% of the premium up to the Target Premium, and 4.0% of premium in excess of the Target Premium, from each premium payment prior to allocation of Net Premiums, to compensate us for the expenses incurred in distributing the Policies, including commissions to selling agents. The Target Premium depends on the Joint Age at issue or at the time of an increase in Basic Coverage. Target Premiums per $1000 of Basic Coverage is shown in Appendix B to this prospectus. Your Target Premium is set forth in your Policy. We may increase the charge for premiums in excess of the Target Premium from 4.0% to 5.0% of such premiums. We currently intend to reduce this deduction from premiums paid after the tenth Policy Anniversary to 4.0% of all premiums, although we may deduct up to the maximum permitted during the first ten years.

SURRENDER CHARGE

      We will impose a Surrender Charge if you surrender your Policy or it lapses at any time before the end of the tenth Policy Year, or the ten years after an increase in the Basic Coverage. The Surrender Charge rate depends on the Joint Age at issue or at the time of increase in Basic Coverage. The initial Surrender Charge per $1,000 of Basic Coverage is shown in Appendix B to this Prospectus (Surrender Charges are different for Policies issued in New York, and for those Policies the initial Surrender Charge per $1, 000 of Basic Coverage is shown in Appendix C). The Surrender Charge will be level for up to five years, and then decline each month by one sixtieth of the initial Surrender Charge until it is zero at the beginning of Policy Year 11, or at the beginning of the eleventh year after the date of an increase in Basic Coverage. For those cases in which the level Surrender Charge period is less than five years from the Date of Issue or the effective date of the increase, it declines each month by an amount equal to the initial Surrender Charge multiplied by a fraction of which the numerator is one and the denominator is the number of months from the end of the level Surrender Charge period to the beginning of Policy Year 11, or the beginning of the eleventh year from the effective date of the increase. The Surrender Charge will not decrease in the event of a decrease in Basic Coverage. The actual Surrender Charge for your Policy will be stated in the Policy.

      Since there is no Surrender Charge associated with Additional Coverage, taking a portion of the Policy's Face Amount as Additional Coverage, rather than Basic Coverage, would result in a lower Surrender Charge. See "Optional Benefits
- Additional Protection Benefit," page 41.

MONTHLY DEDUCTIONS

      We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of four components:

(a)   the Cost of Insurance Charge

(b)   the Variable Account Charge

(c)   the Monthly Administrative Charge, and

(d)   the cost of any additional benefits provided by Rider.

      The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly Deduction on a pro rata basis from the Subaccounts of the Variable Account and the Fixed Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deduction from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated

     Value in the Subaccounts of the Variable Account and the Fixed Account. As provided on page ___ , the Policy will lapse if the Cash Surrender Value of the Policy as a whole is insufficient to cover the Monthly Deductions and other charges under the Policy and a Grace Period expires without a sufficient payment.


      Cost of Insurance Charge. We calculate the monthly Cost of Insurance Charge by multiplying the cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the ages of the Insureds and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

                Net Amount at Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy's value if the Insureds both died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it part of the increases in Face Amount in the order such increases took effect.

               If your Policy includes Basic Coverage, Additional Coverage and coverage added through the operation of the Automatic Increase Rider, we separate the Net Amount at Risk into portions applicable to each type of coverage. For this purpose, we apply Accumulated Value against Basic Coverage first, Additional Coverage second and an automatic increase third if they began simultaneously. Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges you pay.

               Guaranteed Maximum Cost of Insurance Rates. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

       -       each Insured's Issue Age

       -       each Insured's sex

       - the substandard or uninsurable status of either Insured, if applicable

       -       the coverage's Duration,

       - whether the coverage is Basic Coverage or Additional Coverage (guaranteed rates are higher for Additional Coverage), and

       -       the 1980 Commissioners Standard Ordinary Mortality Table.

               Guaranteed maximum cost of insurance rates will also vary depending on whether the coverage is Basic Coverage or Additional Coverage, with higher rates being applicable to Additional Coverage.

               Current Cost of Insurance Rates and How They are Determined. The actual cost of insurance rates used ("current rates") will depend on:

      -        each Insured's Issue Age

      -        each Insured's sex

      -        each Insured's Rate Class

      -        the coverage's Duration

      - whether the coverage is Basic Coverage or Additional Coverage (however, current rates for Additional Coverage may be higher or lower than for Basic Coverage), and

      -        our expectation of future mortality experience.

               We periodically review the adequacy of our current cost of insurance rates, and we may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all sets of persons of the same Issue Ages, sexes, and Rate Classes, and with coverages of the same Duration.

               We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount, we use a cost of insurance rate based on the Rate Classes of the two Insureds on the Date of Issue. For each increase in Face Amount, a rate based on the Rate Classes of the two Insureds applicable at the time of the increase is used. If, however, the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, the rate based on the Rate Classes for the Initial Face Amount will be used for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B. Again, if a policy includes both Basic Coverage and Additional Coverage, separate cost of insurance rates are applied to each type of coverage.

               Rate Class. The Rate Classes of the two Insureds will affect the current cost of insurance rates. We currently place Insureds into the following rate classes:

      -        preferred nonsmoker

      -        nonsmoker

      -        preferred smoker

      -        smoker

      -        substandard, and

      -        uninsurable classes.


               Smoker, substandard, and uninsurable classes reflect higher mortality risks. In an otherwise identical Policy, Insureds in a preferred or standard class will have a lower Cost of Insurance Charge than Insureds in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. Classification of an Insured as substandard or uninsurable will also affect the guaranteed cost of insurance rates. We classify all nicotine users as smokers, including cigarette, cigar, pipe, chewing tobacco, snuff, nicotine patches and nicotine gum.

      The uninsurable rate class is not available in New York.

      Variable Account Charge. We assess the Variable Account Charge to compensate us for mortality and expense risks we assume due to the benefits and guaranteed maximum charge levels under the Policies. The mortality risk we assume is that insured persons may live for a shorter time than projected. This means we would pay greater death benefits than expected in relation to the amount of premiums received. The expense risk we assume is that expenses incurred in issuing and administering the Policies will exceed the administrative charges deducted from the Policy. We may make a profit from deducting this charge. Any profit may be used to finance distribution expenses. The Variable Account Charge does not apply to Accumulated Value in the Fixed Account.

       The Variable Account Charge is deducted monthly as a percentage of the Accumulated Value in the Variable Account. The Variable Account Charge, expressed as an annual percentage, is as follows:

During the first 10 Policy Years:

For Policies with Basic Coverage less than $1,000,00 ..................0.90%
For Policies with Basic Coverage from $1,000,000 to $2,999,999 ........0.80%
For Policies with Basic Coverage of $3 million or more. ...............0.75%.

For years after Policy Year 10, we currently intend to reduce this charge to the following rates:

For Policies with Basic Coverage of less than $1,000,000 ..............0.35%
For Policies with Basic Coverage from $1,000,000 to $2,999,999 ........0.30%
For Policies with Basic Coverage of $3 million or more ................0.25%.

However, in all cases, we may increase this charge to an amount not to exceed 0.90%.

      Monthly Administrative Charge. We charge the administrative charge to help defray the expenses we incur in issuing and administering the Policy, and in distributing the Policy, including commissions to selling agents. The amount of the Monthly Administrative Charge during the first ten Policy Years is $15.00, plus $0.08 per $1000 of Basic Coverage (less for Joint Ages of 38 or less). We increase the per $1000 portion of this charge during the first ten Policy Years by $.005 per $1000 of Basic Coverage for each Insured who is a smoker.

     After the first ten Policy Years, we currently intend to charge a Monthly Administrative Charge of $7.50, with no additional amount per $1000 of Basic Coverage. During this period the Monthly Administrative Charge is guaranteed not to exceed $15.00, plus $0.08 per $1000 of Basic Coverage plus $0.005 per $1000 of Basic Coverage for each Insured who is a smoker. In addition, the per $1000 of Basic Coverage portion of the Monthly Administrative Charge will apply to increases in Basic Coverage for 10 years after an increase in Basic Coverage. The per $1000 portion of this charge will not decrease in the event of a decrease in Basic Coverage.

     Optional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider. The available Riders are listed under "Optional Benefits," on Page 40 below.

WITHDRAWAL CHARGE

     At the time of a Withdrawal, we will assess a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

TRANSFER CHARGE

Currently, unlimited transfers are permitted among the Subaccounts, or from the Variable Account to the Fixed Account. Transfers from the Fixed Account to the Variable Account are permitted within the limits described on Page 37. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Policy Year. The Transfer Charge would be imposed to compensate us for the costs of processing such transfers, and would not be designed to produce a profit.

If we impose a transfer charge, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Day as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

-    Policy loans

-    the exercise of the transfer rights as described on page 35

- the initial reallocation of account values from the Money Market Subaccount to other Subaccounts, and

- any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the twelve free transfers in any Policy Year.

PROJECTION REPORT CHARGE

     We may impose a charge for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge, and you may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Variable Account and/or the Fixed Account in proportion to their Accumulated Values.

OTHER CHARGES

     The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in the "Summary of Policy Expenses" section on pages 4 and 5 above. More detailed information is contained in the Fund Prospectuses which accompany this Prospectus.



     We offer additional rider benefits that you may purchase with this Policy. Please see the optional riders for the costs associated with these benefits.



     We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Policies. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the
Policies. (See "Distribution of Policies", Page   ).

DIFFERENCES IN CHARGES FOR POLICIES ISSUED IN NEW YORK

    Charges on Policies issued in New York will differ from charges on Policies issued in other states in the following respects:

    1. The Surrender Charges are in different amounts, and are shown in Appendix C to this Prospectus.

    2. The Premium Expense Charge is the same as the current Premium Expense Charge for Policies issued in other states, but is guaranteed not to increase from current levels.

    3. The Variable Account Charge is also the same as the current Variable Account Charge for Policies issued in other states, but is guaranteed not to increase, either during the first 10 Policy Years, or for years after Policy Year 10, from the amounts shown on page 29.

    4. The Monthly Administrative Charge is also the same as the current Monthly Administrative Charge for Policies issued in other states, but is guaranteed not to increase, for years after Policy Year 10, from $7.50 per month, and we guarantee that there will be no per $1000 portion of the Monthly Administrative Charge after Policy Year 10.

    5. We have the right to assess an additional charge, called the Contingent Risk Charge, on Policies issued in New York. The current amount of the Contingent Risk Charge is zero, but we may impose a Contingent Risk Charge of up to 0.04167% per month (0.5% per year) at any time, subject to approval by the New York Insurance Department.


                                  POLICY RIGHTS

LOAN PRIVILEGES

    General. You may at any time after the first year (and during the first year where required by law, i.e., in Indiana and New Jersey) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. If you have elected the Guaranteed Death Benefit Rider and you take a Policy loan in excess of the cumulative premiums paid minus the Cumulative Guarantee Premium, then the Guaranteed Death Benefit Rider will enter a lapse pending notification period. This means that the Guaranteed Death Benefit Rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

    While either Insured is living, you may repay all or a portion of a loan and accrued interest. To take a loan you should send a written request to us at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan taken over the telephone to $25,000. (See "Telephone Transaction Privilege," Page 35.) Loan proceeds will be paid within seven days of a valid loan request.

    Interest Rate Charged. The interest rate charged on Policy loans will be at the fixed rate of 6% per year. At the end of the Policy Year, the loan interest will be added to the loan balance. Any payments you make to cover loan interest will be used to reduce the amount of the Policy loan.

    Allocation of Loans and Collateral. When you take a Policy loan, we hold Accumulated Value in the Fixed Account as Collateral for the Policy loan. You may specify how you would like Accumulated Value to be taken from the Subaccounts of the Variable Account to serve as the Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the Accumulated Value in the Subaccounts. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the Fixed Account will become Collateral for a loan only to the extent that the Accumulated Value in the Variable Account is insufficient.

      The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for such loan interest so added pro rata from the Subaccounts of the Variable Account, and then, if the amounts in the Variable Account are insufficient, from the non-loaned portion of the Fixed Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including interest added to the loan balance) minus any loan repayments.

      Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, we will credit the amount held in the Fixed Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of declaration.

      Preferred Policy Loans. We currently intend to make preferred Policy loans available at the beginning of Policy Year 11. For these preferred Policy loans, we will charge interest at 4.25% per annum, and we will credit interest on amounts held as Collateral in the Fixed Account at an annual rate of 4.0%. We are not obligated to continue to make preferred loans available (except where required by law, as in New York), and we will make such loans available in our sole discretion. Preferred loans may not be treated as indebtedness for federal income tax purposes.

      Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit under the Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-loaned Accumulated Value in the Fixed Account, is less than or greater than the interest being credited on the amounts held as Collateral in the Fixed Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Variable Account and interest credited to the non-Collateral Accumulated Value in the Fixed Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

      Loan Repayments. We will assume that any payments you make while a Policy loan is outstanding are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the Fixed Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Variable Account and to the non-loaned portion of the Fixed Account based on the Net Premium allocations in effect at the time of the repayment.

      Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," Page 22 and "Policy Lapse," Page 26.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 45.)

      Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions Other Than Death Benefits from Modified Endowment Contracts," Page 45.)

SURRENDER PRIVILEGE


      You may surrender your Policy for its Cash Surrender Value at any time before the death of the last to die of the two Insureds. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send the written surrender request and the Policy to us. We will normally mail surrender proceeds to you within seven days of when we receive the request. (See "Other Policy Provisions - Payment of Policy Benefits", Page 37.)

A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 45.)

WITHDRAWAL OF CASH SURRENDER VALUE

      You may withdraw a portion of the Policy's Cash Surrender Value at any time before the death of the last to die of the two Insureds and after the first Policy Anniversary. The minimum amount which may be withdrawn is $500. The maximum Withdrawal is the Cash Surrender Value on the date we receive the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. However, if you elected the Guaranteed Death Benefit Rider, and you obtain a Withdrawal which causes the Cumulative Guarantee Premium to exceed the sum of premiums paid into the Policy, then the Guaranteed Death Benefit Rider will enter a lapse pending notification period. This means that the Guaranteed Death Benefit Rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

      A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions - Withdrawal Charge" on Page 30.

      You may specify how you would like the Withdrawal to be taken from the Subaccounts of the Variable Account. If you do not so specify, we will allocate the Withdrawal to the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we get further instructions from you. You may take Withdrawals from the Fixed Account only after the Accumulated Value in the Variable Account is exhausted.

      The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See "Death Benefit Options," Page 19.)

      Option A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

      If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

      For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the younger Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for a younger Insured with an Attained Age under 40.

      Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000. Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount paid to you will be $9,975. The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the applicable percentage is $120,000 ($300,000 / 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 - $20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000.

      If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

    Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50). Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount paid to you will be $9,975. The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the withdrawal. Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

      Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

      If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal. Thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

      Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume you take a Withdrawal of $20,000. The Withdrawal Charge will be $25 and the amount we pay you will be $19,975. The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000 + $70,000). The Face Amount is unchanged.

      If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

       Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5). Assume you take a Withdrawal of $60,000. The Withdrawal Charge will be $25 and the amount we pay you will be $59,975. The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the Unadjusted Death Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000. The Face Amount is unchanged.

      Any decrease in Face Amount due to a Withdrawal will reduce Face Amount in the order described under "Ability to Adjust Face Amount - Decrease" on page 21.

       Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. (See "Cost of Insurance Charge," Page 28.) Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Policy Lapse," Page 26.) Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow that Withdrawal.

      You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will normally pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 45.)

FREE-LOOK PRIVILEGE

      The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends 10 days after you receive the Policy (or any longer period provided by state law). To cancel the Policy, you must return the Policy to us or to our agent within the free look period with a written request for cancellation.

TELEPHONE TRANSACTION PRIVILEGE

    If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by providing us with a proper written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

    We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow those reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

- requiring some form of personal identification prior to acting on instructions received by telephone

-  providing written confirmation of the transaction, and

-  making a tape recording of the instructions given by telephone.



    Telephone transfers may not always be available. Telephone systems, whether yours, ours or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.



OTHER TRANSFER RIGHTS

     Transfer Right for Policy. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Variable Account to the Fixed Account, without regard to any limits on transfers or free transfers.

     Transfer Right for Change in Investment Policy. If the investment policy of a Subaccount of the Variable Account is materially changed, you may transfer Accumulated Value in that Subaccount to another Subaccount or to the Fixed Account, without regard to any limits on transfers or free transfers.

     Additional Transfer Right for Connecticut and Maryland Residents. For Policies issued in Connecticut and Maryland, we offer a right to transfer the entire Accumulated Value in the Policy to a fixed survivorship universal life insurance contract, during the first 18 months after issue.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

     We currently offer, at no charge to you, two automated fund management features. Only one of these two automated fund management features may be operable at any time. We are not obligated to continue to offer these features. Although we have no current intention to do so, we may stop offering one or both of these features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued.

     Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

     If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that the reallocation of the Accumulated Value out of the Money Market Subaccount and into the other Subaccounts occurs. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the Fixed Account.

     Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

     Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office.

     In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date three, six or twelve months after the Date of Issue, and then on each Monthly Policy Date three, six or twelve months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every three, six or twelve months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

     If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

     Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.


                                THE FIXED ACCOUNT


      You may allocate some or all of the Net Premiums, and transfer some or all of your Policy's Accumulated Value, to our Fixed Account. We credit interest on Net Premiums and Accumulated Value allocated to the Fixed Account at rates we declare (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. The Fixed Account supports National Life's insurance and annuity obligations. All assets in the Fixed Account are subject to National Life's general liabilities from business operations.

      The Fixed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933. The Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, the Fixed Account is generally not subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to this account which are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

    The Accumulated Value in the Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We may credit the non-loaned Accumulated Value in the Fixed Account with current rates in excess of the minimum guarantee, but we are not obligated to do so. We have no specific formula for determining current interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on these amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We will determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account will not share in the investment performance of our general account.

    Amounts deducted from the non-loaned Accumulated Value in the Fixed Account for Withdrawals, Policy loans, transfers to the Variable Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

    We may change the method of crediting interest from time to time, as long as these changes do not reduce the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than 12 months.

Calculation of Non-loaned Accumulated Value in the Fixed Account. The non-loaned Accumulated Value in the Fixed Account at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

TRANSFERS FROM FIXED ACCOUNT

    We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the Fixed Account to any or all of the Subaccounts of the Variable Account. The amount you transfer from the Fixed Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive the written or telephone request at our Home Office.


                             OTHER POLICY PROVISIONS

     Indefinite Policy Duration. The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at the younger Insured's Attained Age 100, at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the younger Insured reaches Attained Age 100, if the Face Amount is greater than the Accumulated Value, the Face Amount will automatically be decreased to the current Accumulated Value, and all Accumulated Value is transferred to the Fixed Account. Also, at the younger Insured's Attained Age 100 Option B automatically becomes Option A, and no premium payments are allowed after the younger Insured's Attained Age 100. Loan repayments are allowed, however. Monthly Deductions cease at the younger Insured's Attained Age 100. The tax treatment of a Policy's Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.


     Payment of Policy Benefits. You can decide the form in which we pay Death Benefit proceeds. During the lifetime of either of the two Insureds, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the checkbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied. If paid under a Settlement Option, the Death Benefit will be applied to the Settlement Option within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied.

     We will pay interest on the Death Benefit from the date we receive due proof of the death of the last to die of the two Insureds until payment is made. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.

     We will normally pay the proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive a written request at our Home Office in a form satisfactory to us.


     If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the beneficiary requests a National Life check, we will deposit the payment into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account. We will send the payee the checkbook within seven days of when we deposited the payment into that account, and the payee will receive any interest on the proceeds deposited in that account.



     We will generally determine the amount of a payment as of the Valuation Day we receive all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

                (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or

                (2) the SEC by order permits postponement of such actions for the protection of our policyholders.

                We also may defer the determination or payment of amounts from the Fixed Account for up to six months.

       Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day.

     We may postpone any payment under the Policy derived from an amount paid by check or draft until we are satisfied that the check or draft has been paid by the bank upon which it was drawn.


     If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block an Owner's account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.


     The Contract. The Policy and the application are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

     Ownership. The Owner is named in the application or thereafter changed. While either of the two Insureds is living, the Owner is entitled to exercise any of the Policy's rights. If the Owner dies before the last to die of the two Insureds, these rights will vest in the estate of the Owner, unless otherwise provided.

     Beneficiary. You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the lifetime of either of the two Insureds by sending us a written notice. The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless you otherwise provide.


     Change of Owner and Beneficiary. As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insureds are living when the request is received by us. We will not be responsible for any payment made or action taken before we receive the written request. A change of Owner may have tax consequences.


     Split Dollar Arrangements. You may enter into a Split Dollar Arrangement among the Owners or another person or persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

     For example, an employer and employee might agree that under a Policy on the lives of the employee and his or her spouse, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee and his or her spouse both die while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.


     The IRS has recently issued new guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.



     Assignments. You may assign any and all rights under the Policy. We are not bound by an assignment unless it is in writing and we have received it at our Home Office. We assume no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment of the Policy may have tax consequences.


     Misstatement of Age and Sex. If the age or sex of either of the two Insureds at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If both of the Insureds have died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the last to die of the Insureds' death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

     Suicide. If either Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

     If either Insured dies by suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

     Incontestability. The Policy will be incontestable after it has been in force during both Insured's lifetimes for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during both Insureds' lifetimes for two years from its effective date.

     Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.


     Dividends. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, or paid in the form required by the applicable state. At the time of the death of the last to die of the two Insureds, the Death Benefit will be increased by dividends payable, if any.

     Correspondence. All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

     Settlement Options. In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

                Payment of Interest Only. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

                Payments for a Stated Time. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

                Payments for Life. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. Guaranteed payment periods may be elected for 0, 10, 15, or 20 years or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

                Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

                Life Annuity. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

                Joint and Two Thirds Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. When either chosen person dies, we will continue to make two-thirds of the amount of those payments during the life of the survivor. We may require proof of the ages of the chosen persons.

                50% Survivor Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. When the primary chosen person dies, we will continue to pay 50% of the amount of those payments during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and the fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.


                                OPTIONAL BENEFITS

     The following optional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy Riders, may be included in a Policy at your option, if the Insureds meet any applicable underwriting requirements. Election of any of these optional benefits may involve an additional cost.

GUARANTEED DEATH BENEFIT

     If you elect the Guaranteed Death Benefit Rider, we will guarantee that the Policy will not lapse, regardless of the Policy's investment performance, either for the entire lifetimes of the Insureds, or until the end of the year that the younger Insured attains Age 80, whichever you elect. To be eligible to elect the guarantee period until the end of the year that the younger Insured attains Age 80, the Issue Age of the younger Insured must be 70 or less. Riders which guarantee that the Policy will not lapse prior to the end of the year that the younger Insured attains Age 80 will have lower Monthly Guarantee Premiums (and therefore lower Cumulative Guarantee Premiums) than Riders which guarantee that the Policy will not lapse for the entire lifetimes of the Insureds.

     To keep this Rider in force, you must pay cumulative premiums greater than the Cumulative Guarantee Premium from the Date of Issue. Your Policy will be tested monthly for this qualification, and if not met, a notice will be sent to you, who will have 61 days from the date the notice is mailed to pay a premium sufficient to keep the Rider in force. The premium required will be an amount equal to the Cumulative Guarantee Premium from the Date of Issue, plus two times the Monthly Guarantee Premium, minus the sum of all premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period. The Rider cannot be reinstated. The amount of the Monthly Guarantee Premium for each Policy electing the Guaranteed Death Benefit Rider will be stated in the Data section of the Policy.

     The cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month. This Rider is available only at issue, and only if at least 50% of the Face Amount consists of Basic Coverage.

     If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value. For as long as Cash Surrender Value is zero, failure to have paid the Cumulative Guarantee Premium as of any Monthly Policy Date will cause the Guaranteed Death Benefit Rider to enter a 61 day lapse pending notification period. If a sufficient premium, as set forth above, is not paid during this period, the Rider will be cancelled and if the Cash Surrender Value is still zero, the Policy will enter a Grace Period, and will lapse if the Grace Period expires without a sufficient premium payment (see "Payment and Allocation of Premiums - Policy Lapse", Page 26).

     If you increase the Face Amount of your Policy or change the Death Benefit Option from Option A to Option B, the Rider's guarantee will extend to the increased Face Amount. The Monthly Guarantee Premiums will increase as a result.

     If you wish to keep the Rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of Monthly Guarantee Premiums in effect since the Date of Issue. If you take a larger Policy loan or Withdrawal, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if a sufficient premium is not paid.

     THE GUARANTEED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS OR MASSACHUSETTS. THE LIFETIME GUARANTEE PERIOD IS NOT AVAILABLE IN NEW YORK. THE GUARANTEE PERIOD THROUGH AGE 80 IS NOT AVAILABLE IN PENNSYLVANIA.

ADDITIONAL PROTECTION BENEFIT

     The Additional Protection Benefit Rider may be used to provide a higher Face Amount by adding Additional Coverage to the Policy. This Rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability of both Insureds. Additional Coverage must be in an amount of at least $50,000, and cannot exceed three times the Basic Coverage.

       Adding to the Face Amount of the Policy through the Additional Protection Benefit Rider can offer a cost savings over adding to the Face Amount by increasing the Basic Coverage. Specifically, there is no Target Premium, no Surrender Charge, and no per $1000 Monthly Administrative Charge associated with Additional Coverage. The cost of the Rider is that a Cost of Insurance Charge is included in the Monthly Deductions for the Additional Coverage - the guaranteed cost of insurance rate applicable to the Additional Coverage will generally be higher than the rate applicable to Basic Coverage, but current cost of insurance rates may be either higher or lower for the Additional Coverage than for the Basic Coverage.

       THE ADDITIONAL PROTECTION BENEFIT RIDER IS NOT AVAILABLE IN NEW YORK.

POLICY SPLIT OPTION

       If you elect the Policy Split Option Rider, you will have the right to split the Face Amount and Accumulated Value of a Policy into two single life whole life insurance contracts on the lives of each of the two Insureds, in the event of divorce or a material change in federal estate tax law. The two single life contracts may be any traditional whole life insurance, universal or variable life insurance contract we are then offering. This Rider is available only at issue, only to Insureds legally married to each other, only where both Insureds are not in a substandard Rate Class with a rating in excess of 250% and not uninsurable, and only where neither Insured is older than age 80. We will allow you to exercise the option to split the Policy without evidence of insurability, but only within 180 days of the date of a final divorce decree relating to the Insureds, or within 180 days of the occurrence of either of the following changes in federal estate tax law: (1) an end to the Unlimited Marital Deduction, as defined in the Code; and
(2) a reduction of 50% or more of the percentage federal estate tax rate applicable to the estate of the surviving spouse.

       The two new policies will have an issue date of the date of the split, and will be based on the Insureds' ages as of the date of the split. The Rate Classes of each of the Insureds will be the Rate Class for such Insured for the most recently issued coverage segment under the Policy. You may select the face amounts of the new policies, as long as the total of the two face amounts does not exceed the Face Amount of the Policy on the date of the split, and neither of the face amounts on the two new policies exceeds 50% of the Face Amount on the Policy. Increases on the Policy which contain a substandard rating in excess of 250% will not be eligible for the split. If the face amounts of the new policies are not equal, and the Policy is jointly owned, then the consent of all Owners to the split is required. The Accumulated Value, and any Policy loans and accrued interest, will be split in proportion to the Face Amount split, and the total of the accumulated values and any policy loans and accrued interest of the new individual contracts will equal the Accumulated Value of the Policy. There will not be new suicide and incontestability periods for the new individual policies as of the date of the split if they had expired on the Policy prior to the split, but if such periods had not expired, then the remaining time to expiration will be transferred to the new Policies.

       There is no cost for the Policy Split Option Rider, except that a fixed charge of $200 will also be assessed at the time of the split to cover administrative costs. You may cancel the Rider at any time. It will automatically terminate on its exercise, on the date of death of the first of the two Insureds to die, or on the date that the older of the Insureds reaches Attained Age 85. Any other Riders applicable to the Policy will terminate upon exercise of the Policy Split Option.


     The tax consequences associated with the Policy Split Option are unclear. See "Tax Treatment of Policy Benefits, page _______ .




       THE POLICY SPLIT OPTION IS NOT AVAILABLE IN PENNSYLVANIA OR NEW YORK.



ESTATE PRESERVATION RIDER

       The Estate Preservation Rider is designed for use in situations in which a Policy is issued outside of an irrevocable life insurance trust but is expected to be transferred into such a trust within a year after the Date of Issue. This Rider provides four years of additional last survivor term coverage on the two Insureds. The goal of the rider is to provide a Death Benefit including this Rider, net of incremental estate taxes owed as a result of the Policy, at least equal to the Death Benefit provided by the Policy not including the Rider. This Rider is available only at issue and only where the Insureds are legally married to each other.

       The cost of the Estate Preservation Rider is a charge for the death benefit coverage included by this Rider, at the same rates that apply to the Additional Coverage. The coverage provided by this Rider will be level, regardless of whether Option A or Option B applies to the Face Amount of the Policy. The amount of coverage will be the initial Face Amount multiplied by a fraction the numerator of which is 0.55 and the denominator of which is 1-0.55, or 0.45. A factor of 0.55 is used in the above formula because the maximum estate tax rate is currently 55%.

       Any decrease in Face Amount during the first four Policy Years will result in a proportionate reduction in the coverage provided by the Estate Preservation Rider.

       The Estate Preservation Rider will terminate on the first Policy Anniversary, if the Owner of the Policy has not become an irrevocable life insurance trust by that time. If the Owner has become an irrevocable life insurance trust by such time, then the Rider will automatically terminate at the end of the fourth Policy Year.

TERM RIDER

       The Term Rider allows you to add individual life term coverage on either or both of the two Insureds. The Term Rider is available at any time, subject to submission of an application with evidence of insurability satisfactory to us, on Insureds with Issue Ages from 20 through 75. The Term Rider coverage is renewable through age 80. The maximum amount of Term Rider coverage for each Insured is 50% of the Face Amount of the Policy. Charges included in the Monthly Deductions will include amounts associated with the individual life term coverage. The cost of insurance rates for the Term Rider will be set forth in the Rider.

       Individual term life insurance coverage addresses different insurance needs than the survivorship life insurance coverage provided by the Face Amount of the Policy. Your determination of the usefulness of the Term Rider should be based on your specific insurance needs. Consult your sales representative for further information.

CONTINUING COVERAGE RIDER

       The Continuing Coverage Rider allows you to extend coverage at the Face Amount of a Policy beyond the younger Insured's Attained Age 100 if the Policy is still in force at that time. This Rider is available only at issue and only if the younger Insured is no older than Attained Age 75.

       On the date that the extension of coverage occurs, the Policy's Accumulated Value will be transferred to the Fixed Account, and no further transfers will be permitted. The Monthly Deductions will be set to zero. No further Premium Payments will be accepted. All other rights and benefits will continue while the Policy is in force.

       The charge is guaranteed never to exceed $3.50 per $1000 per month applied to the Net Amount at Risk. The current charge for the Continuing Coverage Rider is $2.50 per $1000 per month, applied to the Net Amount at Risk. The charge will begin at the younger Insured's Attained Age 90. At the time charges begin for this Rider, Policies with Death Benefit Option B will automatically be changed to Death Benefit Option A.

         The tax consequences associated with continuing a Policy beyond age 100 of the younger Insured are uncertain.

         THE CONTINUING COVERAGE RIDER IS NOT AVAILABLE IN TEXAS, MARYLAND OR NEW YORK.

ENHANCED DEATH BENEFIT RIDER

The Enhanced Death Benefit Rider may provide a higher Death Benefit at a targeted age for the younger Insured. You select the target age. The Rider operates by increasing the otherwise applicable specified percentages that are shown in the Policy and which may be applied in determining the Death Benefit, beginning 4 years prior to the targeted Attained Age and ending at Attained Age 99 of the younger Insured, by the following percentages:

         Target Age - 4:  4%                Target Age -1:  16%                 Attained Age - 97: 12%
         Target Age - 3:  8%                Target Age through Age 95:  20%     Attained Age - 98:  8%
         Target Age - 2:  12%               Attained Age - 96:  16%             Attained Age - 99:  4%

         The target age must be at least the later of the younger Insured's Attained Age 70 and 15 years after the Date of Issue. The target age cannot be more than Attained Age 95 of the younger Insured. Once you select it, you may not change the target age. You may cancel this Rider at any time, but if you do, you may not reinstate it.

         There is no cost for the Enhanced Death Benefit Rider. However, if the Rider's increases in the specified percentages result in an increase in Death Benefit, the Net Amount at Risk will be higher than if the Rider did not apply, and the Cost of Insurance Charges will be commensurately higher .

         This Rider is available only at issue, and only where the younger Insured's Issue Age is 80 or less.

       THE ENHANCED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS.

AUTOMATIC INCREASE RIDER

       The Automatic Increase Rider will provide for regular increases in Face Amount. You may elect that such increases be effected annually in amounts equal to either of 5% or 10% of the sum of the Face Amount of the Policy at issue, plus all previous increases resulting from this Rider. You may also elect annual increases of a level amount equal to your planned periodic premiums for the Policy. In either case, the maximum increase that can be effected by means of the Automatic Increase Rider is 100% of the Face Amount of the Policy at issue.

       Increases in Face Amount effected by means of the Automatic Increase Rider will be similar to Additional Coverage in that there will be no Target Premium , no Surrender Charge and no per $1000 Monthly Administrative Charge associated with these increases.

The cost of the Rider is that the Cost of Insurance Charge for the Policy will include amounts for the increase segments as they become effective. The cost of insurance rates will be the same as the rates we apply to Basic Coverage at issue. Guaranteed cost of insurance rates that will be applied to increases effected through this Rider will be set forth in the Rider.

An Automatic Increase Rider terminates:

(a) at your request

(b) when the younger insured reaches Attained Age 81

(c) when the maximum total increase is reached

(d) on the death of the first to die of the Insureds, or

(e) when a requested decrease in Face Amount becomes effective.

Termination of the Rider does not cancel previously added increases.

       This Rider is available only at issue, only if the younger Insured's Issue Age is at least 20 and less than 71, and only if neither Insured has a substandard rating in excess of 250%.


                        FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. In the absence of such guidance there is some uncertainty as to whether the Policy will qualify as a life insurance contract for Federal tax purposes. Nevertheless, National Life believes it reasonable to conclude that a Policy generally should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

     In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of separate accounts supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of Policy Owners to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While National Life believes that the policy does not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. National Life believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

     Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

     Generally, as long as you are not subject to the Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued, such as a reduction in benefits, could also cause it to be classified as a Modified Endowment Contract. A current or prospective Policy Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

     (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

     (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.


     If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.


     Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     Policy Loan Interest. In general, interest paid on any loan under a Policy will not be deductible.

     Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

     Policy Split Option. The policy split option permits a policy to be split into two single life insurance policies. It is not clear whether exercising the policy split option will be treated as a taxable transaction or whether the individual policies would be classified as modified endowment contracts. A tax advisor should be consulted before exercising the policy split option.


     Other Tax Considerations. The Policy can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance regarding split dollar insurance. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


     Federal and state estate, inheritance, transfer, and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

     The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer ("GST") taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner (e.g., a grandchild) may have GST tax consequences under federal and state tax law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, GST and other taxes.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE'S TAXES

     At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.


                                  VOTING RIGHTS

     We will invest all of the assets held in the Subaccounts of the Variable Account in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required to be approved or ratified by the shareholders of a mutual fund.

     We are the legal owner of Fund shares and as such have the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with the SEC's view of present applicable law, we will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions of Policy Owners. We will vote Fund shares for which Owners do not send timely instructions in the same proportion as those shares in that Subaccount for which instructions are received.

     If you have a voting interest, we will send you proxy material and a form for giving voting instructions. You may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which your Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which you may provide voting instructions will be determined by dividing your Policy's Accumulated Value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. We will count fractional shares. For each share of a Portfolio for which Owners have no interest, we will cast votes, for or against any matter, in the same proportion as Owners provide voting instructions.

     If required by state insurance officials, we may disregard voting instructions if they would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, we may disregard voting instructions in favor of certain changes initiated by an Owner or a Fund's Board of Directors, if our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on us. If we disregard voting instructions, we will advise you of that action and our reasons in the next semi-annual report to Owners.

     Shares of the Funds are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than National Life that are not affiliated with National Life. National Life understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyholders invested in such separate accounts. This will dilute the effect of your voting instructions.


               CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE

    The voting rights described in this Prospectus are created under applicable Federal securities laws. If changes in these laws or regulations eliminate the necessity to solicit your voting instructions or restrict such voting rights, we may proceed in accordance with any such laws or regulations.



   We may also take the steps listed below, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including obtaining the approval of Owners, if so required:



    (1) to make changes in the form of the Variable Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:


        (i) operating the Variable Account as a management company under the 1940 Act

        (ii) deregistering the Variable Account under the 1940 Act if registration is no longer required

        (iii) combining or substituting separate accounts

        (iv) transferring the assets of the Variable Account to another separate account or to the Fixed Account

        (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act, or

        (vi) making other technical changes in the Policy to conform with any action described herein;


    (2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, to substitute shares of another investment portfolio for shares of such Portfolio (the new Portfolio may have higher fees and expenses than the ones they replaced);




    (3) to eliminate, combine, or substitute Subaccounts and establish new Subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new Subaccounts may not be available in all classes of Policies);


    (4) to transfer assets from a Subaccount to another Subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

    (5) to modify the provisions of the Policies to comply with applicable laws.

                We have reserved all rights in respect of our corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.

     If your Policy has Accumulated Value in a Subaccount that is eliminated, we will notify you at least 30 days before the elimination, and will ask that you name the Subaccount or Subaccounts (or the Fixed Account) to which the Accumulated Value in that Subaccount should be transferred. If you do not name a new Subaccount, then we will use the Money Market Subaccount. In any case, if in the future we impose a transfer charge or limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.


                   OFFICERS AND DIRECTORS OF NATIONAL LIFE

     The officers and directors of National Life, as well as their principal occupations during the past five years, are listed below.

                                                   PRINCIPAL OCCUPATION
NAME AND POSITION                                  DURING THE PAST FIVE YEARS
-----------------                                  --------------------------
Patrick E. Welch                                   1997 to present - Chairman of the Board
    Chairman of the Board,                         and Chief Executive Officer; 1992 to 1997 -
    Chief Executive Officer                        Chairman of the Board, Chief Executive
                                                   Officer and President of GNA Corporation


Thomas H. MacLeay                                  1996 to 2001 - President and
      Director                                     Chief Operating Officer, National Life


Robert E. Boardman                                 1994 to present - Chairman of Hickok &
    Director                                       Boardman Financial Network
                                                   1967 to present - President of Hickok & Boardman
                                                   Realty, Inc.

Jeremiah E. Casey                                  Former Chief Executive Officer, USA Allied
      Director                                     Banks of Dublin, Ireland, 1989-1998

A. Gary Shilling                                   1978 to present - President of A.
    Director                                       Gary Shilling & Company, Inc.

Edward Bonach                                      2002 to present: Executive Vice President & Chief
    Executive Vice President                       Financial Officer; 1999 to 2001 -  President of Special
    & Chief Financial Officer                      Markets, Allianz Life Insurance Company; 1993 to
                                                   1999 - Chief Financial Officer, Allianz Life insurance
                                                   Company

Rodney A. Buck                                     2000 to present - Executive Vice President and Chief
      Executive Vice President &                   Investment Officer;1996 to 2000 - Senior Vice
      Chief Investment Officer                     President and Chief Investment
                                                   Officer; 1996 to present - Chairman, President
                                                   & Chief Executive Officer, National Life Investment
                                                   Management Company, Inc. ("NLIMC");  1998 to present -
                                                    Chief Executive Office - Sentinel Advisors Company ("SAC");
                                                   1987 to 1997 - Senior Vice President - SAC


Gregory H. Doremus                                 1998 to present:  Senior Vice President -
    Senior Vice President - New                    New Business & Customer Services; 1994 to 1998 -
    Business & Customer Services                   Vice President - Customer Services.


Michele S. Gatto                                   1999 to present - Senior Vice President & General
    Senior Vice President &                        Counsel; 1997 to 1999 - Vice President, General Counsel
    General Counsel                                and Secretary, Massachusetts Casualty Insurance Company;
                                                   1986 to 1997 - Vice President, Assistant General Counsel,
                                                   Assistant Secretary/Treasurer, and other legal positions, The
                                                   Paul Revere Corporation

Charles C. Kittredge                               2000 to present - Senior Vice President - Marketing
    Senior Vice President - Marketing              Development and Operations; 1997 to present:
    Development and Operations                     Senior Vice President - Sales and Distribution;
                                                   1993 to 1997 - Vice President -Agency Financial Planning & Services

  Wade H. Mayo                                     2000 to present: Senior Vice President; 1993 to
      Senior Vice President                        present: President and Chief Executive Officer - Life Insurance Company of the
                                                   Southwest ("LSW"); 1996 to present: President - LSW National Holdings,
                                                   Inc. 1989 to present: President & Director - Insurance Investors Life Insurance
                                                   Company

  Joseph A. Miller                                 2000 to present: Senior Vice President; 1997 to
      Senior Vice President                        2000: Vice President & Director of Agencies;
                                                   1990 to 1997: Vice President - Southern Regional Office

  Michael A. Tahan                                 1998 to present:  Senior Vice President & Chief
      Senior Vice President &                      Information Officer; 1991 to 1998 -  First Vice President & Chief Information
      Officer -                                    Chief Information Officer - Merrill Lynch Asset
                                                   Management


                            DISTRIBUTION OF POLICIES


      We sell Policies through agents who are licensed by state insurance authorities to sell our variable life insurance policies, and who are also registered representatives of Equity Services, Inc. ("ESI") or registered representatives of broker/dealers who have Selling Agreements with ESI. ESI, whose address is National Life Drive, Montpelier, Vermont 05604, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). More information about ESI and its registered persons available at http://www.nasdr.com or by calling 1-800-289-9999. You can also obtain an investor brochure from NASDR Regulation describing its Public Disclosure Program. ESI is an indirect wholly-owned subsidiary of National Life, formed on October 7, 1968. ESI acts as the principal underwriter, as defined in the 1940 Act, of the Policies, and for the Variable Account pursuant to an Underwriting Agreement to which the Variable Account, ESI and National Life are parties.


     National Life has received approval to sell the Policies in the District of Columbia and all states except Montana and North Dakota. The Policies are offered and sold only in those states where their sale is lawful.


     The directors of ESI are Patrick E. Welch and Rodney A. Buck, both of whose principal occupations are disclosed under "Directors and Officers of National Life" above, and Joseph M. Rob, the Chairman and Chief Executive Officer of ESI. ESI's other officers are:






         Kenneth R. Ehinger         President & Chief Executive Officer
         John M. Grab, Jr.          Senior Vice President & Chief Financial Officer
         Stephen A. Englese         Senior Vice President - Financial Products
         Gregory D. Teese           Vice President - Compliance
         Budd A. Shedaker           Assistant Vice President - Communications
         D. Russell Morgan          Counsel
         Sharon E. Bernard          Treasurer & Controller
         James K. McQueston         Secretary




      The principal business address of all these individuals is National Life Drive, Montpelier, Vermont 05604.

      Agents who are ESI registered representatives are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to the Target Premium (which is a function of Basic Coverage, and is shown in Appendix B to this Prospectus) and 2% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 4% of the premiums paid up to the Target Premium, and 2% of premiums paid in excess of that amount. For Policy Year 11 and thereafter, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Basic Coverage and attributable to the increase, agent commissions will not be more than 48.5% up to the Target Premium for the increase. Agents may also receive expense allowances, and will also receive service fees, starting in Policy year 5, of 0.15% of unloaned Accumulated Value. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on policies sold through ESI registered representative.



       Dealers other than ESI will receive gross concessions during the first Policy Year of 85% of the premiums paid up to the Target Premium, and 4% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the gross dealer concession will not be more than 4% of the premiums paid. For Policy Year 11 and thereafter, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Basic Coverage and attributable to the increase, the gross dealer concession will not be more than 50% up to the Target Premium for the increase. The aggregate amounts of sales load received by ESI in connection with the Policies in 1999, 2000 and 2001 were $1,583,506, $1,936,501, and $1,214,098, respectively.



                                 POLICY REPORTS


  At least once each Policy Year we will send you a statement describing the status of the Policy, including setting forth:

  -    the Face Amount

  -    the current Death Benefit

  -    any Policy loans and accrued interest

  -    the current Accumulated Value

  -    the non-loaned Accumulated Value in the Fixed Account

  -    the amount held as Collateral in the Fixed Account

  -    the value in each Subaccount of the Variable Account

  -    premiums paid since the last report

  -    charges deducted since the last report

  -    any Withdrawals since the last report, and

  -    the current Cash Surrender Value.

       We currently plan to send such statements quarterly. In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount of a Variable Account to another or between the Fixed Account and the Variable Account, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

       We will send you a semi-annual report containing the financial statements of each Fund in which your Policy has Accumulated Value, as required by the 1940 Act.


                                STATE REGULATION


       We are subject to regulation and supervision by the Department of Banking, Insurance, Securities and Health Care Administration of the State of Vermont, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. We have filed a copy of the Policy form with, and where required obtained an approval by, insurance officials in each jurisdiction where the Policies are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                 INSURANCE MARKETPLACE STANDARDS ASSOCIATION


       National Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


                                     EXPERTS

       The Financial Statements listed on Page F-1 have been included in this Prospectus, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.


       Actuarial matters included in the Prospectus have been examined by Elizabeth H. MacGowan, F.S.A. MAAA, Actuary, Vice President - Product Development of National Life.



                                  LEGAL MATTERS



       Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by D. Russell Morgan, Assistant General Counsel of National Life.


         The Variable Account is not a party to any litigation. There are no material legal proceedings involving National Life which are likely to have a material adverse effect upon the Variable Account or upon the ability of National Life to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature. National Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. Although we cannot predict the outcome of any litigation with certainty, National Life believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account.



                              FINANCIAL STATEMENTS

       The financial statements of National Life and of the relevant Subaccounts of the Variable Account appear on the pages beginning with Page F-1 below. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                    GLOSSARY

ACCUMULATED                             VALUE The sum of the Policy's values in
                                        the Variable Account and the Fixed
                                        Account.

ADDITIONAL                              COVERAGE One of the two types of
                                        coverage of which the Face Amount is
                                        comprised, which is provided by the
                                        Additional Protection Benefit Rider;
                                        other type the of coverage is Basic
                                        Coverage.

ADDITIONAL PROTECTION                   A benefit that may be included in the Policy
   BENEFIT RIDER                        at your option, which provides Additional
                                        Coverage.

ATTAINED                                AGE The Issue Age of the Insured plus
                                        the number of full Policy Years which
                                        have passed since the Date of Issue.

BASIC                                   COVERAGE One of the two types of
                                        coverage of which the Face Amount is
                                        comprised; the other type is Additional
                                        Coverage, provided by the Additional
                                        Protection Benefit Rider.

BENEFICIARY                             The person(s) or entity(ies) designated
                                        to receive all or some of the Death
                                        Benefit on the death of the last to die
                                        of the two Insureds. You designate the
                                        Beneficiary in the application. If you
                                        subsequently change Beneficiaries, then
                                        the Beneficiary is as shown in the
                                        latest change filed with us. The
                                        interest of any Beneficiary who dies
                                        before the last to die of the two
                                        Insureds shall vest in you unless
                                        otherwise stated.

CASH                                    SURRENDER VALUE The Accumulated Value
                                        minus any applicable Surrender Charge,
                                        and minus any outstanding Policy loans
                                        and accrued interest on such loans.

COLLATERAL                              The portion of the Accumulated Value in
                                        the Fixed Account which secures the
                                        amount of any Policy loan.

CODE The Internal Revenue Code of 1986, as amended.

CUMULATIVE GUARANTEE PREMIUM            The sum of the Monthly Guarantee Premiums
                                        in effect on each Monthly Policy Date
                                        since the Date of Issue (including the
                                        current month), plus all Withdrawals and
                                        outstanding Policy loans and accrued
                                        interest.

CUMULATIVE MINIMUM MONTHLY              The sum of the Minimum Monthly Premiums in
   PREMIUM                              effect on each Monthly Policy Date since
                                        the Date of Issue (including the current
                                        month), plus all Withdrawals and
                                        outstanding Policy loans and accrued
                                        interest.

DAC                                     TAX A tax attributable to Specified
                                        Policy Acquisition Expenses under
                                        Section 848 of the Code.

DATE OF ISSUE                           The date on which the Policy is
                                        issued, which is set forth in the
                                        Policy. It is used to determine Policy
                                        Years, Policy Months and Monthly Policy
                                        Dates, as well as to measure suicide and
                                        contestable periods.

DEATH BENEFIT                           The Policy's Unadjusted Death Benefit, plus
                                        any relevant additional benefits
                                        provided by a supplementary benefit
                                        Rider, less any outstanding Policy loan
                                        and accrued interest, and less any
                                        unpaid Monthly Deductions.

DURATION                                The number of full years the insurance
                                        has been in force; for the Initial Face
                                        Amount, measured from the Date of Issue;
                                        for any increase in Face Amount,
                                        measured from the effective date of such increase.

FACE                                    AMOUNT The Initial Face Amount plus any
                                        increases in Face Amount and minus any
                                        decreases in Face Amount. The Face
                                        Amount is the sum of the Basic Coverage
                                        and the Additional Coverage.

FIXED                                   ACCOUNT The account which holds the
                                        assets of National Life which are
                                        available to support its insurance and
                                        annuity obligations.

GRACE PERIOD                            A 61-day period measured from the date on which
                                        we send a notice of pending lapse, during which
                                        the Policy will not lapse and insurance coverage
                                        continues.  To prevent lapse, you must during
                                        the Grace Period make a premium payment equal to
                                        the sum of any amount by which the past Monthly
                                        Deductions have been in excess of Cash Surrender
                                        Value, plus three times the Monthly Deduction
                                        due the date the Grace Period began.

GUARANTEED DEATH BENEFIT RIDER          An optional Rider that will guarantee that the
                                        Policy will not lapse, either, prior to the end
                                        of the year that the younger Insured attains
                                        Age 80, or for the entire lifetimes of the
                                        Insureds, whichever you elect, regardless of
                                        investment performance, if the Cumulative
                                        Guarantee Premium has been paid as of each
                                        Monthly Policy Date.

HOME OFFICE                             National Life's Home Office at National Life
                                        Drive, Montpelier, Vermont 05604.

INITIAL                                 FACE AMOUNT The Face Amount of the
                                        Policy on the Date of Issue. The Face
                                        Amount may be increased or decreased
                                        after the first Policy Year.

INSUREDS                                The two persons upon whose lives the
                                        Policy is issued.

ISSUE                                   AGE The age of an Insured at his or her
                                        birthday nearest the Date of Issue. The
                                        Issue Ages of the two Insureds are
                                        stated in the Policy.

JOINT AGE                               The age assigned to the Policy, based on
                                        characteristics of the two Insureds, used in
                                        the calculation of the Target Premium and the
                                        Surrender Charge. The Joint Age is set forth
                                        in the Policy, and is discussed in Appendix B
                                        of this Prospectus.

MINIMUM BASIC COVERAGE AMOUNT           The Minimum Basic Coverage Amount is $100,000.

MINIMUM                                 INITIAL PREMIUM The minimum premium
                                        required to issue a Policy. It is equal
                                        to the Minimum Monthly Premium, or if
                                        the Guaranteed Death Benefit Rider
                                        applies to the Policy, the Monthly
                                        Guarantee Premium.

MINIMUM MONTHLY PREMIUM                 The monthly premium which, if paid, will
                                        guarantee that the Policy will stay in force
                                        during the first five Policy Years. This amount,
                                        which includes any substandard charges and any
                                        applicable Rider charges, is determined
                                        separately for each Policy, based on the
                                        requested Initial Face Amount, and the Issue
                                        Ages, sexes and Rate Classes of the two
                                        Insureds. This premium is stated in the Policy,
                                        and will be restated upon changes in coverage.

MONTHLY                                 ADMINISTRATIVE CHARGE A charge included
                                        in the Monthly Deduction, which is
                                        intended to reimburse us for ordinary
                                        administrative expenses and distribution expenses.

MONTHLY DEDUCTION                       The amount deducted from the Accumulated
                                        Value on each Monthly Policy Date. It
                                        includes the Variable Account Charge, the
                                        Monthly Administrative Charge, the Cost
                                        of Insurance Charge, and the monthly cost
                                        of any benefits provided by Riders.

MONTHLY GUARANTEE PREMIUM               The monthly premium level which will keep the
                                        Guaranteed Death Benefit Rider in force.  If the
                                        Guaranteed Death Benefit Rider applies only until
                                        the younger Insured's Attained Age 81, then the
                                        Monthly Guarantee Premium will be less than if you
                                        elect to have the Guaranteed Death Benefit Rider
                                        apply for the entire lifetimes of the two Insureds.
                                        If the Guaranteed Death Benefit Rider applies to a
                                        Policy, the Monthly Guarantee Premium will be
                                        stated in the Policy.

MONTHLY POLICY DATE                     The day in each calendar month which is
                                        the same day of the month as the Date of
                                        Issue, or the last day of any month
                                        having no such date, except that whenever
                                        the Monthly Policy Date would otherwise
                                        fall on a date other than a Valuation
                                        Day, the Monthly Policy Date will be
                                        deemed to be the next Valuation Day.

NET                                     AMOUNT AT RISK The amount by which the
                                        Unadjusted Death Benefit exceeds the
                                        Accumulated Value.

NET PREMIUM The remainder of a premium after the deduction of the Premium Expense
                                        Charge.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED                                 PERIODIC PREMIUM The premium amount
                                        which you plan to pay at the frequency
                                        selected. You may request a reminder
                                        notice and may change the amount of the
                                        Planned Periodic Premium. You are not
                                        required to pay the designated amount.

POLICY                                  ANNIVERSARY The same day and month as
                                        the Date of Issue in each later year.

POLICY                                  YEAR A year that starts on the Date of
                                        Issue or on a Policy Anniversary.

PREMIUM EXPENSE CHARGE                  A charge deducted from each premium payment
                                        which has two parts: one to cover the cost of
                                        state and local premium taxes, and the federal
                                        DAC Tax, and the other to cover distribution
                                        expenses incurred in connection with the
                                        Policies.


RATE CLASS                              The classification of an Insured for cost of
                                        insurance purposes.  The Rate Classes are:
                                        preferred nonsmoker; nonsmoker; preferred
                                        smoker; smoker; substandard and uninsurable.

RIDERS                                  Optional benefits that you may elect to
                                        add to the Policy at an additional cost.


SURRENDER CHARGE                        The amount deducted from the Accumulated Value
                                        of the Policy upon lapse or surrender during
                                        the first 10 Policy Years or 10 years following
                                        an increase in Basic Coverage. The Surrender
                                        Charge is shown in the Policy and is discussed
                                        in Appendix B to this Prospectus.

TARGET                                  PREMIUM The premium used in the
                                        determination of the amount of the
                                        Premium Expense Charge. This amount is
                                        shown in each Policy and is discussed in Appendix B to this Prospectus.

UNADJUSTED DEATH BENEFIT                Under Option A, the greater of the Face Amount or
                                        the applicable percentage of the Accumulated
                                        Value; under Option B, the greater of the Face
                                        Amount plus the Accumulated Value, or the
                                        applicable percentage of the Accumulated Value.
                                        The Death Benefit Option is selected at time of
                                        application but may be later changed.

VALUATION DAY                           Each day that the New York Stock Exchange is open for
                                        business other than the day after Thanksgiving and any
                                        day on which trading is restricted by directive of the
                                        Securities and Exchange Commission. Unless otherwise
                                        indicated, whenever under a Policy an event occurs or
                                        a transaction is to be effected on a day that is not a
                                        Valuation Date, it will be deemed to have occurred on
                                        the next Valuation Date.

VALUATION PERIOD                        The time between two successive
                                        Valuation Days. Each Valuation Period
                                        includes a Valuation Day and any
                                        non-Valuation Day or consecutive
                                        non-Valuation Days immediately preceding
                                        it.

WITHDRAWAL                              A payment made at your request pursuant
                                        to the right in the Policy to withdraw a
                                        portion of the Cash Surrender Value of
                                        the Policy. The Withdrawal Charge will
                                        be deducted from the Withdrawal Amount.

                                   APPENDIX A

            ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND
                              CASH SURRENDER VALUES

  The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to two Insureds of given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a uniform, gross, annual rate of 0%, 6% and 12%.

  The tables on Pages A-2 to A-7 illustrate a Policy issued with the Insureds being a male age 55 and a female age 50, each in the Preferred Nonsmoker Rate Class with a Face Amount of $1,000,000 and Planned Periodic Premiums of $10,000 paid at the beginning of each Policy Year. Both Death Benefit Option A and Death Benefit Option B, are illustrated. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if either or both of the Insureds were in a nonsmoker, preferred smoker, smoker, substandard or uninsurable class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds after reimbursement and the Variable Account Charge.

  The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly Cost of Insurance Charge, the Premium Expense Charge, the Variable Account Charge, and the Monthly Administrative Charge are charged at the maximum level. The columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for the cost of insurance is based on the current cost of insurance rates and that the Premium Expense Charge, the Variable Account Charge and the Monthly Administrative Charges are assessed at current levels.


  The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of these asset charges reflected in the Current and Guaranteed illustrations, not including the Variable Account Charge, is 0.80%. This total charge is based on an assumption that you allocate the Policy values equally among the Subaccounts of the Variable Account.




  These other asset charges reflect an investment advisory fee of 0.57%, which represents a simple average of the fees incurred by the Portfolios during 2001 and expenses of 0.23%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2001. This total is based on the assumption that you allocate the Policy value equally among the Subaccounts of the Variable Account. These asset charges take into account expense reimbursement arrangements expected to be in place for 2002 for some of the Portfolios. In the absence of the reimbursement arrangements for some of the Portfolios, the other asset charges, not including the Variable Account Charge, would have totalled an average of 0.92%. If the reimbursement arrangements were discontinued, the Accumulated Values and Cash Surrender Values of a Policy which allocates Accumulated Value equally among the Subaccounts would be lower than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.



  The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

  The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Fixed Account, and no Policy loans are made. The tables are also based on the assumption that you have not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year, and that no Riders have been purchased.

  Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

  Illustrated values may vary based on Policy variations required by individual states.

  Upon request, we will provide a comparable illustration based upon the proposed Insureds' Ages and Rate Classes, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested and state of issue.

                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
          DEATH BENEFIT OPTION A              ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
         (NET ANNUAL RATE OF RETURN OF -1.60% IN THE FIRST 10 YEARS and
                       -1.10% THEREAFTER FOR THE CURRENT
    ILLUSTRATIONS, and -1.70% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)



                      Premiums              Guaranteed                       Current
                    Accumulated  -----------------------------   -----------------------------
            End of      at 5%                 Cash                            Cash
            Policy    Interest   Accumulated Surrender  Death    Accumulated Surrender  Death
             Year     Per Year      Value     Value    Benefit      Value     Value    Benefit
             ----     --------      -----     -----    -------      -----     -----    -------

               1       10,500       7,629       0     1,000,000     7,636       0     1,000,000
               2       21,525      15,012     5,012   1,000,000    15,035     5,035   1,000,000
               3       33,101      22,131    12,131   1,000,000    22,177    12,177   1,000,000
               4       45,256      28,963    18,963   1,000,000    29,038    19,038   1,000,000
               5       58,019      35,482    25,482   1,000,000    35,593    25,593   1,000,000

               6       71,420      41,659    33,492   1,000,000    41,810    33,643   1,000,000
               7       85,491      47,460    41,293   1,000,000    47,657    41,490   1,000,000
               8       100,266     52,850    48,683   1,000,000    53,391    49,224   1,000,000
               9       115,779     57,790    55,623   1,000,000    59,015    56,848   1,000,000
              10       132,068     62,232    62,065   1,000,000    64,523    64,356   1,000,000

              11       149,171     66,118    66,118   1,000,000    71,597    71,597   1,000,000
              12       167,130     69,377    69,377   1,000,000    78,544    78,544   1,000,000
              13       185,986     71,917    71,917   1,000,000    85,351    85,351   1,000,000
              14       205,786     73,617    73,617   1,000,000    91,989    91,989   1,000,000
              15       226,575     74,344    74,344   1,000,000    98,439    98,439   1,000,000

              16       248,404     73,950    73,950   1,000,000   104,669   104,669   1,000,000
              17       271,324     72,269    72,269   1,000,000   110,640   110,640   1,000,000
              18       295,390     69,121    69,121   1,000,000   116,303   116,303   1,000,000
              19       320,660     64,316    64,316   1,000,000   121,597   121,597   1,000,000
              20       347,193     57,615    57,615   1,000,000   126,448   126,448   1,000,000

              25       501,135        0         0         0       145,935   145,935   1,000,000

              30       697,608        0         0         0       134,407   134,407   1,000,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE


                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
            DEATH BENEFIT OPTION A           ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
         (NET ANNUAL RATE OF RETURN OF 4.30% IN THE FIRST 10 YEARS and
                        4.83% THEREAFTER FOR THE CURRENT
    ILLUSTRATIONS, and 4.20% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)


                      Premiums              Guaranteed                       Current
                    Accumulated  -----------------------------   -----------------------------
            End of      at 5%                 Cash                            Cash
            Policy    Interest   Accumulated Surrender  Death    Accumulated Surrender  Death
             Year     Per Year      Value     Value    Benefit      Value     Value    Benefit
             ----     --------      -----     -----    -------      -----     -----    -------

               1       10,500       8,119        0      1,000,000   8,128        0     1,000,000
               2       21,525       16,460     6,460    1,000,000   16,486     6,486   1,000,000
               3       33,101       25,009    15,009    1,000,000   25,062    15,062   1,000,000
               4       45,256       33,747    23,747    1,000,000   33,836    23,836   1,000,000
               5       58,019       42,650    32,650    1,000,000   42,788    32,788   1,000,000

               6       71,420       51,693    43,526    1,000,000   51,889    43,722   1,000,000
               7       85,491       60,842    54,676    1,000,000   61,109    54,943   1,000,000
               8       100,266      70,065    65,898    1,000,000   70,712    66,545   1,000,000
               9       115,779      79,318    77,152    1,000,000   80,715    78,549   1,000,000
              10       132,068      88,554    88,388    1,000,000   91,129    90,963   1,000,000

              11       149,171      97,712    97,712    1,000,000  103,866    103,866  1,000,000
              12       167,130     106,714    106,714   1,000,000  117,180    117,180  1,000,000
              13       185,986     115,461    115,461   1,000,000  131,084    131,084  1,000,000
              14       205,786     123,825    123,825   1,000,000  145,583    145,583  1,000,000
              15       226,575     131,660    131,660   1,000,000  160,685    160,685  1,000,000

              16       248,404     138,803    138,803   1,000,000  176,393    176,393  1,000,000
              17       271,324     145,070    145,070   1,000,000  192,702    192,702  1,000,000
              18       295,390     150,258    150,258   1,000,000  209,600    209,600  1,000,000
              19       320,660     154,151    154,151   1,000,000  227,067    227,067  1,000,000
              20       347,193     156,477    156,477   1,000,000  245,072    245,072  1,000,000

              25       501,135     129,400    129,400   1,000,000  346,668    346,668  1,000,000

              30       697,608        0          0          0      454,233    454,233  1,000,000


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
      SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE
                             VARIABLE LIFE INSURANCE

                            $1,000,000 FACE AMOUNT
                MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
               FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
   DEATH BENEFIT OPTION A               ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
      (NET ANNUAL RATE OF RETURN OF 10.20% IN THE FIRST 10 YEARS and 10.76%
           THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and 10.08% IN ALL
                     YEARS FOR THE GUARANTEED ILLUSTRATIONS)

                      Premiums                Guaranteed                              Current
                                 -------------------------------------  -------------------------------------
          End of    Accumulated                  Cash                                   Cash
                       at 5%
          Policy      Interest   Accumulated  Surrender      Death      Accumulated  Surrender      Death
           Year       Per Year      Value       Value       Benefit        Value       Value       Benefit
           ----       --------      -----       -----       -------        -----       -----       -------

            1             10,500       8,609            0   1,000,000         8,618            0   1,000,000
            2             21,525      17,965        7,965   1,000,000        17,993        7,993   1,000,000
            3             33,101      28,118       18,118   1,000,000        28,178       18,178   1,000,000
            4             45,256      39,121       29,121   1,000,000        39,228       29,228   1,000,000
            5             58,019      51,030       41,030   1,000,000        51,200       41,200   1,000,000

            6             71,420      63,903       55,737   1,000,000        64,155       55,989   1,000,000
            7             85,491      77,804       71,637   1,000,000        78,161       71,994   1,000,000
            8            100,266      92,799       88,632   1,000,000        93,587       89,420   1,000,000
            9            115,779     108,963      106,796   1,000,000       110,584      108,417   1,000,000
            10           132,068     126,370      126,204   1,000,000       129,305      129,139   1,000,000

            11           149,171     145,100      145,100   1,000,000       152,117      152,117   1,000,000
            12           167,130     165,230      165,230   1,000,000       177,362      177,362   1,000,000
            13           185,986     186,834      186,834   1,000,000       205,295      205,295   1,000,000
            14           205,786     209,981      209,981   1,000,000       236,187      236,187   1,000,000
            15           226,575     234,748      234,748   1,000,000       270,348      270,348   1,000,000

            16           248,404     261,225      261,225   1,000,000       308,118      308,118   1,000,000
            17           271,324     289,522      289,522   1,000,000       349,873      349,873   1,000,000
            18           295,390     319,776      319,776   1,000,000       396,032      396,032   1,000,000
            19           320,660     352,170      352,170   1,000,000       447,061      447,061   1,000,000
            20           347,193     386,907      386,907   1,000,000       503,490      503,490   1,000,000

            25           501,135     606,286      606,286   1,000,000       894,126      894,126   1,000,000

            30           697,608     967,434      967,434   1,000,000     1,549,080    1,549,080   1,626,534


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
      SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE
                             VARIABLE LIFE INSURANCE

                            $1,000,000 FACE AMOUNT
                MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
               FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
   DEATH BENEFIT OPTION B               ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
      (NET ANNUAL RATE OF RETURN OF -1.61% IN THE FIRST 10 YEARS and -1.11%
           THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and -1.71% IN ALL
                     YEARS FOR THE GUARANTEED ILLUSTRATIONS)

                        Premiums                Guaranteed                               Current
                                   -------------------------------------  -------------------------------------
            End of     Accumulated                 Cash                                   Cash
                          at 5%
            Policy      Interest   Accumulated  Surrender      Death      Accumulated   Surrender     Death
             Year       Per Year      Value       Value       Benefit        Value        Value      Benefit
             ----       --------      -----       -----       -------        -----        -----      -------

               1            10,500       7,626            0   1,007,627          7,635           0   1,007,635
               2            21,525      15,006        5,006   1,015,006         15,030       5,030   1,015,030
               3            33,101      22,116       12,116   1,022,116         22,163      12,163   1,022,163
               4            45,256      28,931       18,931   1,028,931         29,006      19,006   1,029,006
               5            58,019      35,421       25,421   1,035,421         35,531      25,531   1,035,531

               6            71,420      41,553       33,387   1,041,554         41,704      33,538   1,041,704
               7            85,491      47,290       41,124   1,047,291         47,487      41,321   1,047,487
               8           100,266      52,592       48,425   1,052,592         53,149      48,982   1,053,149
               9           115,779      57,413       55,246   1,057,413         58,693      56,526   1,058,693
              10           132,068      61,699       61,532   1,061,699         64,111      63,944   1,064,111

              11           149,171      65,386       65,386   1,065,386         71,081      71,081   1,071,081
              12           167,130      68,392       68,392   1,068,392         77,910      77,910   1,077,910
              13           185,986      70,618       70,618   1,070,618         84,582      84,582   1,084,582
              14           205,786      71,932       71,932   1,071,932         91,066      91,066   1,091,066
              15           226,575      72,193       72,193   1,072,193         97,337      97,337   1,097,337

              16           248,404      71,243       71,243   1,071,243        103,359     103,359   1,103,359
              17           271,324      68,914       68,914   1,068,914        109,086     109,086   1,109,086
              18           295,390      65,030       65,030   1,065,030        114,461     114,461   1,114,461
              19           320,660      59,414       59,414   1,059,414        119,410     119,410   1,119,410
              20           347,193      51,851       51,851   1,051,851        123,846     123,846   1,123,846

              25           501,135           0            0           0        140,354     140,354   1,140,354

              30           697,608           0            0           0        120,699     120,699   1,120,699

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
      SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE
                             VARIABLE LIFE INSURANCE

                            $1,000,000 FACE AMOUNT
                MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
               FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
   DEATH BENEFIT OPTION B               ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
       (NET ANNUAL RATE OF RETURN OF 4.29% IN THE FIRST 10 YEARS and 4.82%
           THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and 4.19% IN ALL
                     YEARS FOR THE GUARANTEED ILLUSTRATIONS)

                       Premiums                Guaranteed                              Current
                                  -------------------------------------  -------------------------------------
           End of     Accumulated                 Cash                                   Cash
                         at 5%
           Policy      Interest   Accumulated  Surrender      Death      Accumulated  Surrender      Death
            Year       Per Year      Value       Value       Benefit        Value       Value       Benefit
            ----       --------      -----       -----       -------        -----       -----       -------

              1            10,500       8,118            0   1,008,118         8,126            0   1,008,126
              2            21,525      16,454        6,454   1,016,454        16,480        6,480   1,016,480
              3            33,101      24,992       14,992   1,024,992        25,045       15,045   1,025,045
              4            45,256      33,708       23,708   1,033,708        33,798       23,798   1,033,798
              5            58,019      42,575       32,575   1,042,575        42,713       32,713   1,042,713

              6            71,420      51,560       43,393   1,051,559        51,755       43,588   1,051,755
              7            85,491      60,619       54,453   1,060,620        60,885       54,719   1,060,885
              8           100,266      69,712       65,545   1,069,712        70,379       66,212   1,070,379
              9           115,779      78,782       76,616   1,078,783        80,253       78,087   1,080,253
             10           132,068      87,767       87,600   1,087,767        90,515       90,348   1,090,515

             11           149,171      96,585       96,585   1,096,585       103,066      103,066   1,103,066
             12           167,130     105,137      105,137   1,105,137       116,156      116,156   1,116,156
             13           185,986     113,294      113,294   1,113,294       129,794      129,794   1,129,794
             14           205,786     120,892      120,892   1,120,892       143,973      143,973   1,143,973
             15           226,575     127,746      127,746   1,127,746       158,691      158,691   1,158,691

             16           248,404     133,642      133,642   1,133,642       173,933      173,933   1,173,933
             17           271,324     138,347      138,347   1,138,347       189,676      189,676   1,189,676
             18           295,390     141,604      141,604   1,141,604       205,879      205,879   1,205,879
             19           320,660     143,143      143,143   1,143,143       222,488      222,488   1,222,488
             20           347,193     142,639      142,639   1,142,639       239,426      239,426   1,239,426

             25           501,135      92,844       92,844   1,092,844       332,022      332,022   1,332,022

             30           697,608           0            0           0       409,118      409,118   1,409,118


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
      SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE
                             VARIABLE LIFE INSURANCE

                            $1,000,000 FACE AMOUNT
                MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
               FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
   DEATH BENEFIT OPTION B               ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
      (NET ANNUAL RATE OF RETURN OF 10.20% IN THE FIRST 10 YEARS and 10.76%
           THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and 10.08% IN ALL
                     YEARS FOR THE GUARANTEED ILLUSTRATIONS)

                       Premiums                Guaranteed                              Current
                                  -------------------------------------  -------------------------------------
           End of     Accumulated                 Cash                                   Cash
                         at 5%
           Policy      Interest   Accumulated  Surrender      Death      Accumulated  Surrender      Death
            Year       Per Year      Value       Value       Benefit        Value       Value       Benefit
            ----       --------      -----       -----       -------        -----       -----       -------

              1            10,500       8,609            0   1,008,609         8,618            0   1,008,618
              2            21,525      17,961        7,961   1,017,961        17,990        7,990   1,017,990
              3            33,101      28,105       18,105   1,028,105        28,165       18,165   1,028,165
              4            45,256      39,087       29,087   1,039,087        39,193       29,193   1,039,193
              5            58,019      50,956       40,956   1,050,956        51,125       41,125   1,051,125

              6            71,420      63,760       55,593   1,063,760        64,011       55,844   1,064,011
              7            85,491      77,547       71,380   1,077,547        77,903       71,736   1,077,903
              8           100,266      92,367       88,200   1,092,367        93,182       89,015   1,093,182
              9           115,779     108,267      106,101   1,108,268       109,991      107,825   1,109,991
             10           132,068     125,293      125,126   1,125,293       128,478      128,311   1,128,478

             11           149,171     143,477      143,477   1,143,477       150,987      150,987   1,150,987
             12           167,130     162,841      162,841   1,162,841       175,851      175,851   1,175,851
             13           185,986     183,384      183,384   1,183,384       203,302      203,302   1,203,302
             14           205,786     205,072      205,072   1,205,072       233,587      233,587   1,233,587
             15           226,575     227,855      227,855   1,227,855       266,981      266,981   1,266,981

             16           248,404     251,656      251,656   1,251,656       303,776      303,776   1,303,776
             17           271,324     276,378      276,378   1,276,378       344,289      344,289   1,344,289
             18           295,390     301,903      301,903   1,301,903       388,853      388,853   1,388,853
             19           320,660     328,094      328,094   1,328,094       437,824      437,824   1,437,824
             20           347,193     354,760      354,760   1,354,760       491,578      491,578   1,491,578

             25           501,135     482,417      482,417   1,482,417       855,234      855,234   1,855,234

             30           697,608     535,743      535,743   1,535,743     1,415,944    1,415,944   2,415,944


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUBACCOUNTS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                              JOINT AGE CALCULATION

To calculate Joint Age, the two insureds ages are converted to adjusted ages, the difference in the adjusted ages is converted to an add-on, and the add-on is added to the adjusted age of the younger insured.

Step1:  Sex Adjustment
         Make the following adjustment to each insured's age based on sex:

                  Male:             Subtract 0
                  Female:           Subtract 5

Step2:  Tobacco Adjustment
         Take the results from Step 1 and make the following adjustment to each insured's age based on tobacco use:

                  Male Tobacco:             Add 3
                  Female Tobacco:           Add 2

Step3:  Substandard Rating Adjustment:
         Take the results from Step 2 and make the following adjustment to each insured's age based on substandard rating table:

                  Table A (125%)        Add 2           Table F (250%)          Add 12
                  Table B (150%)        Add 4           Table H (300%)          Add 14
                  Table C (175%)        Add 6           Table J (350%)          Add 15
                  Table D (200%)        Add 8           Table L (400%)          Add 16
                  Table E (225%)        Add 10          Table P (500%)          Add 19

         If the adjusted age exceeds 100, then cap the adjusted age at 100.

Step 4:  Uninsurables:
          An adjusted age of 100 will be used for all uninsurables.

Step 5:  Age Add-on:
          Take the difference of the adjusted ages and determine the add-on from the following table:

          0                 0
          1-2               1
          3-4               2
          5-6               3
          7-9               4
          10-12             5
          13-15             6
          16-18             7
          19-23             8
          24-28             9
          29-34             10
          35-39             11
          40-44             12
          45-47             13
          48-50             14
          51-53             15
          54-56             16
          57-60             17
          61-64             18
          65-69             19
          70-75             20
          76-85             21

Step 6:  Joint Age:
          Add the add-on from Step 5 to the younger adjusted age to get the Joint Age.

                      Target Premiums and Surrender Charges
                   (Annual rates per $1000 of Basic Coverage)

The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year. These charges do not apply to Policies issued in New York - see Appendix C for the initial surrender charges that apply to Policies issued in New York.

                         Initial      Level                                      Initial      Level
    Joint    Target     Surrender    Period                 Joint    Target     Surrender    Period
     Age     Premium     Charge    (in years)                Age     Premium     Charge    (in years)
     ---     -------     ------    ----------                ---     -------     ------    ----------
 15 or less   2.40        2.40          5                    53      11.70       11.70          5
     16       2.50        2.50          5                    54      12.90       12.90          5
     17       2.60        2.60          5                    55      14.05       14.05          5
     18       2.65        2.65          5                    56      15.25       15.25          5
     19       2.75        2.75          5                    57      16.45       16.45          5
     20       2.80        2.80          5                    58      17.65       17.65          5
     21       2.90        2.90          5                    59      18.80       18.80          5
     22       3.00        3.00          5                    60      20.00       20.00          5
     23       3.10        3.10          5                    61      20.75       20.75          5
     24       3.20        3.20          5                    62      21.50       21.50          5
     25       3.30        3.30          5                    63      22.70       22.70          5
     26       3.35        3.35          5                    64      23.90       23.90          5
     27       3.45        3.45          5                    65      25.05       25.05          5
     28       3.60        3.60          5                    66      26.25       26.25          5
     29       3.70        3.70          5                    67      27.45       27.45          5
     30       3.80        3.80          5                    68      28.65       28.65          5
     31       3.90        3.90          5                    69      29.80       29.80          5
     32       4.00        4.00          5                    70      31.00       31.00          5
     33       4.15        4.15          5                    71      31.75       31.75          5
     34       4.30        4.30          5                    72      32.50       32.50          5
     35       4.50        4.50          5                    73      33.45       33.45          5
     36       4.70        4.70          5                    74      34.40       34.40          5
     37       4.85        4.85          5                    75      35.30       35.30          5
     38       5.05        5.05          5                    76      36.25       36.25          5
     39       5.30        5.30          5                    77      37.20       37.20          5
     40       5.50        5.50          5                    78      38.15       38.15          4
     41       5.65        5.65          5                    79      39.05       39.05          4
     42       5.80        5.80          5                    80      40.00       40.00          3
     43       6.35        6.35          5                    81      40.00       41.00          3
     44       6.85        6.85          5                    82      40.00       42.00          3
     45       7.40        7.40          5                    83      40.00       43.00          2
     46       7.90        7.90          5                    84      40.00       44.00          2
     47       8.45        8.45          5                    85      40.00       45.00          1
     48       8.95        8.95          5                    86      40.00       46.00          1
     49       9.50        9.50          5                    87      40.00       47.00          1
     50      10.00       10.00          5                    88      40.00       48.00          1
     51      10.25       10.25          5                    89      40.00       49.00          0
     52      10.50       10.50          5                    90      40.00       50.00          0

                                   APPENDIX C

                      New York Surrender Charge Information

                       SENTINEL ESTATE PROVIDER - NEW YORK
                      Target Premiums and Surrender Charges
                   (Annual rates per $1,000 of Basic Coverage)


The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year.


                          Initial    Level                                     Initial    Level
                 Target  Surrender  Period                          Target    Surrender  Period
 Joint Age      Premium    Charge   (years)            Joint Age    Premium     Charge   (years)
--------------------------------------------           ------------------------------------------

 Up to 15         2.40      2.40      5                   53          11.70      11.70      5
    16            2.50      2.50      5                   54          12.90      12.90      5
    17            2.60      2.60      5                   55          14.05      14.05      5
    18            2.65      2.65      5                   56          15.25      15.25      4
    19            2.75      2.75      5                   57          16.45      16.31      4
    20            2.80      2.80      5                   58          17.65      16.99      4
    21            2.90      2.90      5                   59          18.80      17.36      4
    22            3.00      3.00      5                   60          20.00      18.59      3
    23            3.10      3.10      5                   61          20.75      19.50      3
    24            3.20      3.20      5                   62          21.50      19.99      3
    25            3.30      3.30      5                   63          22.70      21.06      3
    26            3.35      3.35      5                   64          23.90      21.63      3
    27            3.45      3.45      5                   65          25.05      22.89      3
    28            3.60      3.60      5                   66          26.25      23.53      3
    29            3.70      3.70      5                   67          27.45      24.96      3
    30            3.80      3.80      5                   68          28.65      25.66      3
    31            3.90      3.90      5                   69          29.80      27.25      3
    32            4.00      4.00      5                   70          31.00      28.04      3
    33            4.15      4.15      5                   71          31.75      28.84      3
    34            4.30      4.30      5                   72          32.50      29.66      3
    35            4.50      4.50      5                   73          33.45      31.60      3
    36            4.70      4.70      5                   74          34.40      32.54      3
    37            4.85      4.85      5                   75          35.30      33.50      3
    38            5.05      5.05      5                   76          36.25      34.49      3
    39            5.30      5.30      5                   77          37.20      36.80      3
    40            5.50      5.50      5                   78          38.15      37.94      3
    41            5.65      5.65      5                   79          39.05      39.13      3
    42            5.80      5.80      5                   80          40.00      40.37      3
    43            6.35      6.35      5                   81          40.00      41.00      3
    44            6.85      6.85      5                   82          40.00      42.00      3
    45            7.40      7.40      5                   83          40.00      43.00      3
    46            7.90      7.90      5                   84          40.00      44.00      3
    47            8.45      8.45      5                   85          40.00      45.00      3
    48            8.95      8.95      5                   86          40.00      46.00      2
    49            9.50      9.50      5                   87          40.00      47.00      2
    50           10.00     10.00      5                   88          40.00      48.00      2
    51           10.25     10.25      5                   89          40.00      49.00      2
    52           10.50     10.50      5                   90          40.00      50.00      2

                        NATIONAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                                   * * * * *

                              FINANCIAL STATEMENTS

                                   * * * * *

                           DECEMBER 31, 2001 AND 2000

PRICE WATERHOUSECOOPERS [LOGO]

--------------------------------------------------------------------------------

                                                      PricewaterhouseCoopers LLP
                                                      160 Federal Street
                                                      Boston, MA 02110-9862
                                                      Telephone (617) 428 8400
                                                      Facsimile (617) 439 7393



                       Report of Independent Accountants








To the Board of Directors and Stockholders of National Life Insurance Company:



In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity, and cash flows present fairly, in all material respects, the financial position of National Life Insurance company and its subsidiaries (National Life) at December 31, 2001 and 2000, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of National Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in notes 3 and 12 to the consolidated financial statements, National Life changed its method of accounting for derivative instruments and securitized financial instruments in 2001.



/s/ PRICEWATERHOUSECOOPER, LLP
-------------------------------

Boston, Massachusetts
February 28, 2002



NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

December 31,
----------------------------------------------------------------------------------
(In Thousands)                                               2001          2000
----------------------------------------------------------------------------------
ASSETS:
Cash and cash equivalents                               $   199,266   $   258,807
Available-for-sale debt securities                        5,568,734     5,065,257
Available-for-sale equity securities                        177,496       167,580
Trading equity securities                                    23,083        13,845
Mortgage loans                                            1,239,861     1,229,954
Policy loans                                                752,142       765,005
Real estate investments                                      36,191        75,413
Other invested assets                                       171,864       153,995
----------------------------------------------------------------------------------
        Total cash and invested assets                    8,168,637     7,729,856

Deferred policy acquisition costs                           541,594       539,690
Accrued investment income                                   121,063       119,966
Premiums and fees receivable                                 24,085        23,639
Deferred income taxes                                        42,482        70,428
Amounts recoverable from reinsurers                         362,305       331,698
Present value of future profits of insurance acquired        87,579        99,063
Property and equipment, net                                  51,684        54,623
Other assets                                                137,899       157,888
Separate account assets                                     523,329       491,050
----------------------------------------------------------------------------------
Total assets                                            $10,060,657   $ 9,617,901
==================================================================================

LIABILITIES:
Policy benefit liabilities                              $ 4,255,082   $ 4,118,666
Policyholders' accounts                                   3,752,855     3,511,239
Policyholders' deposits                                      48,640        41,136
Policy claims payable                                        49,304        84,137
Policyholders' dividends                                     66,538        53,147
Amounts payable to reinsurers                                19,573        27,661
Collateral held on loaned securities                         23,551        25,931
Federal income tax payable                                    5,860        32,544
Other liabilities and accrued expenses                      280,762       274,130
Debt                                                         72,101        74,096
Separate account liabilities                                523,329       491,050
----------------------------------------------------------------------------------
Total liabilities                                         9,097,595     8,733,737
----------------------------------------------------------------------------------
Minority Interests                                           12,137        12,401
Stockholder's Equity:
Common stock (authorized 2.5
  million shares at $1 par value, 2.5 million
  shares issued and outstanding)                              2,500         2,500
Additional paid in capital                                    5,000         5,000
Retained earnings                                           933,728       885,889
Accumulated other comprehensive income (loss)                 9,697       (21,626)
----------------------------------------------------------------------------------
Total stockholder's equity                                  950,925       871,763
----------------------------------------------------------------------------------
Total liabilities, minority interests
  and stockholder's equity                              $10,060,657   $ 9,617,901
================================================================================



   The accompanying notes are an integral part of these financial statements.



NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS


For the years ended December 31,
------------------------------------------------------------------------------------
(In Thousands)                                                 2001           2000
------------------------------------------------------------------------------------

REVENUES:
Insurance premiums                                        $   377,596    $   380,452
Policy and contract charges                                    76,850         66,806
Net investment income                                         510,017        528,764
Net investment loss                                           (12,484)        (2,007)
Mutual fund commission and fee income                          57,581         63,992
Other income                                                   16,314         17,974
------------------------------------------------------------------------------------
Total revenues                                              1,025,874      1,055,981
------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
Increase in policy liabilities                                134,876         86,068
Policy benefits                                               312,010        353,312
Policyholders' dividends                                      113,404        111,000
Interest credited to policyholders' accounts                  144,390        157,388
Operating expenses                                            170,312        170,272
Change in sales practice remediation provision                (13,802)          --
Restructuring charge - mainframe computer operations            6,487           --
Policy acquisition expenses, net                               86,041         85,635
------------------------------------------------------------------------------------
Total benefits and expenses                                   953,718        963,675
------------------------------------------------------------------------------------

Income before income taxes, minority interests,
  and cumulative effects                                       72,156         92,306

Income tax expense                                             17,540         23,906
------------------------------------------------------------------------------------

Income before minority interests and cumulative effects        54,616         68,400

Minority interests                                              4,725          6,699
------------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECTS                               49,891         61,701

Cumulative effect of adoption of
  Financial Accounting Standard #133
  Accounting for Derivative Instruments
  and Hedging Activities                                           81           --

Cumulative effect of adoption of
  Emerging Issues Task Force #99-20
  Recognition of Interest Income and
  Impairment on Purchased and Retained
  Beneficial Interests in Securitized
  Financial Assets                                             (2,133)          --
------------------------------------------------------------------------------------
Net Income                                                $    47,839    $    61,701
====================================================================================


   The accompanying notes are an integral part of these financial statements


NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME


For the years ended December 31,
-----------------------------------------------------------------------------------
(In Thousands)                                                  2001         2000
-----------------------------------------------------------------------------------

Net income                                                   $  47,839    $  61,701

OTHER COMPREHENSIVE INCOME:
Unrealized gains on available-for-sale securities, net          31,323       36,074
-----------------------------------------------------------------------------------

Total comprehensive income                                   $  79,162    $  97,775
===================================================================================


NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY



For the years ended December 31,
-----------------------------------------------------------------------------------
(In Thousands)                                                   2001         2000
-----------------------------------------------------------------------------------

COMMON STOCK:

Balance at January 1 and December 31                         $   2,500    $   2,500
===================================================================================

ADDITIONAL PAID IN CAPITAL:
Balance at January 1 and December 31                         $   5,000    $   5,000
===================================================================================

RETAINED EARNINGS:
Balance at January 1                                         $ 885,889    $ 825,188
Net income                                                      47,839       61,701
Dividend to stockholder                                           --         (1,000)
-----------------------------------------------------------------------------------

Balance at December 31                                       $ 933,728    $ 885,889
===================================================================================

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance at January 1                                         $ (21,626)   $ (57,700)
Unrealized gains on available-for-sale securities, net          31,323       36,074
-----------------------------------------------------------------------------------

Balance at December 31                                       $   9,697    $ (21,626)
===================================================================================

TOTAL STOCKHOLDER'S EQUITY:
Balance at December 31                                       $ 950,925    $ 871,763
===================================================================================


   The accompanying notes are an integral part of these financial statements.



NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS



For the years ended December 31,
---------------------------------------------------------------------------------
(In Thousands)                                             2001          2000
---------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                            $    47,839    $    61,701

Adjustments to reconcile net income to
  net cash provided by operating activities:
Change in:
  Accrued investment income                                (1,097)        (1,693)
  Policy acquisition costs                                (40,764)       (42,200)
  Policy liabilities                                       90,557         97,802
  Other liabilities                                         9,502           (405)
Provision for deferred income taxes                         3,449         10,031
Net investment losses                                      12,484          2,007
Depreciation                                                3,417          7,539
Other                                                      12,592          5,046
---------------------------------------------------------------------------------

Net cash provided by operating activities                 137,979        139,828
---------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales, maturities and
  repayments of investments                             2,160,858      1,198,810
Cost of investments acquired                           (2,546,580)    (1,323,987)
Other                                                       1,478          5,740
Net cash used by investing activities                    (384,244)      (119,437)
Cash Flows from Financing Activities:
Policyholders' deposits,
  including interest credited                             611,127        525,495
Policyholders' withdrawals,
  including policy charges                               (369,511)      (517,584)
Net decrease in securities
  lending liabilities                                      (2,380)       (89,593)
Dividend to stockholder                                      --           (1,000)
Other                                                     (52,512)        24,630
---------------------------------------------------------------------------------

Net cash provided by (used by) financing activities       186,724        (58,052)
---------------------------------------------------------------------------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                 (59,541)       (37,661)

CASH AND CASH EQUIVALENTS:
Beginning of year                                         258,807        296,468
---------------------------------------------------------------------------------

End of year                                           $   199,266    $   258,807
=================================================================================

   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company (National Life) and its subsidiaries and affiliates (the Company) offer a broad range of financial products and services, including life insurance, annuities, disability income insurance, mutual funds, and investment advisory and administrative services. The flagship company of the organization, National Life, was chartered in 1848, and is also known by its registered trade name "National Life of Vermont". The Company employs approximately 1,000 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp (NLVF), which is the wholly-owned subsidiary of National Life Holding Company (NLHC). NLHC and its subsidiaries and affiliates are collectively known as the National Life Group. See Note 14 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management. Insurance and annuity products are primarily distributed through 36 general agencies in major metropolitan areas, a system of managing general agents and independent brokers throughout the United States of America. The Company has in excess of 345,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its member companies. About 25% of the Company's total collected premiums and deposits are from residents of the states of New York and California.

Members of the Company also distribute and provide investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $2.8 billion of net assets represent fifteen mutual funds managed on behalf of about 135,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

The consolidated financial statements of the Company include the accounts of National Life; its wholly-owned insurance companies, Life Insurance Company of the Southwest (LSW) and Insurance Investors Life Insurance Company (IIL); and its wholly owned non-insurance subsidiary, National Life Investment Management Company, Inc. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale and trading debt and equity securities are reported at estimated fair value. Debt and equity securities that experience declines in value that are other than temporary are written down with a corresponding charge to net investment losses. Loan-backed securities are reported at estimated fair value. Prepayment assumptions used in the calculation of the effective yield are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities. Market values for loan-backed securities are obtained from Merrill Lynch prices through HUB Data, Inc.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net investment gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Investments in partnerships are carried in accordance with the cost or equity method depending on ownership and control over the investment.

Real estate investments are reported at depreciated cost. Real estate acquired in satisfaction of debt is transferred to real estate at estimated net realizable value, and is held as available-for-sale. Investments in joint ventures and limited partnerships are generally carried at cost.

Options and futures contracts are included in other invested assets and carried at estimated fair value. Changes in fair value are reflected in the statements of operations.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net investment gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes. Changes in the fair value of trading equity securities are reflected in net investment gains and losses.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily related to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Balances of deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised. Present value of future profits is adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes.

GOODWILL

Goodwill is amortized over 20 years using the straight-line method and is periodically evaluated for recoverability. See Note 10 regarding changes in the treatment of intangible assets effective for fiscal years beginning after December 15, 2001.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity and variable life policies, and National Life's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities, which reflect separate account policyholders' interests in separate account assets, include the actual investment performance of the respective accounts and are not guaranteed. Separate account results relating to these policyholders' interests are excluded from revenues and expenses. Separate account startup investments by National Life's general account are included in other invested assets.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividends are accrued in relation to gross margins.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, withdrawals, and expenses based principally on company experience.

Policyholders' account balances for universal life insurance and non-equity indexed investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. For periods subsequent to December 31, 2000, equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest to reach the guaranteed value at projected maturity. The embedded derivative component is based on the fair value of the contract's expected participation in future increases in the S&P 500 index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500. Prior to January 1, 2001, equity indexed annuity liabilities were based on contract value plus intrinsic value accrued since the last anniversary date. See Note 3 for additional disclosure on derivatives associated with equity indexed annuities.

POLICYHOLDERS' DIVIDENDS

Policyholders' dividends are primarily the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See Note 13 for additional information on contract dividend obligations within the Closed Block.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.

FEDERAL INCOME TAXES

NLHC will file a consolidated tax return for the tax year ended December 31, 2001. The income tax return will include all members within the National Life Group except LSW and IIL. LSW and IIL will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests represent minority partners' interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests expense within the consolidated financial statements.

NOTE 3 - INVESTMENTS

DEBT AND EQUITY SECURITIES

The amortized cost of available-for-sale debt securities and cost for available-for-sale equity securities and estimated fair values for both at December 31 are as follows (in thousands):



                                                        Gross        Gross     Estimated
                                                      Unrealized  Unrealized      Fair
               2001                        Cost          Gains      Losses       Value
------------------------------------------------------------------------------------------
Available-for-sale (AFS) debt and equity securities:

     U.S. government obligations        $   36,761   $    2,172   $      553   $   38,380
     Government agencies, authorities
       and subdivisions                     89,900        6,969           83       96,786
     Public utilities                      754,089       20,929       16,726      758,292
     Corporate                           2,484,135      103,802       54,017    2,533,920
     Private placements                    855,105       33,866       18,748      870,223
     Mortgage-backed securities          1,258,971       20,232        8,070    1,271,133
------------------------------------------------------------------------------------------
       Total AFS debt securities         5,478,961      187,970       98,197    5,568,734
     Preferred stocks                      146,222        4,202        1,061      149,363
     Common stocks                          37,183          167        9,217       28,133
------------------------------------------------------------------------------------------
       Total AFS equity securities         183,405        4,369       10,278      177,496
------------------------------------------------------------------------------------------
        Total AFS debt and equity
         securities                     $5,662,366   $  192,339   $  108,475   $5,746,230
==========================================================================================


             2000
AFS debt and equity securities:

     U.S. government obligations        $  121,648   $    2,591   $    4,419   $  119,820
     Government agencies, authorities
       and subdivisions                     96,274        5,539          833      100,980
     Public utilities                      530,592       19,890       12,329      538,153
     Corporate                           2,522,314       52,538      103,370    2,471,482
     Private placements                    694,646       19,124       17,356      696,414
     Mortgage-backed securities          1,124,091       19,227        4,910    1,138,408
------------------------------------------------------------------------------------------
       Total AFS debt securities         5,089,565      118,909      143,217    5,065,257
     Preferred stocks                      140,242        1,190        5,593      135,839
     Common stocks                          39,497          426        8,182       31,741
------------------------------------------------------------------------------------------
        Total AFS equity securities        179,739        1,616       13,775      167,580
------------------------------------------------------------------------------------------
          Total AFS debt and equity
            Securities                  $5,269,304   $  120,525   $  156,992   $5,232,837
==========================================================================================



Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income (loss) and changes therein for the years ended December 31 were as follows (in thousands):

                                                           2001          2000
--------------------------------------------------------------------------------
Net unrealized gains on
  available-for-sale securities                        $ 120,331      $ 111,529
Net unrealized (losses)
  gains on separate accounts                                (755)           133
Related deferred policy acquisition costs                (46,243)       (40,635)
Related present value of future
  profits of insurance acquired                           (4,787)       (13,457)
Related deferred income taxes                            (23,954)       (21,496)
Related policyholder dividend obligation                 (13,269)          --
--------------------------------------------------------------------------------
     Increase in net unrealized gains                     31,323         36,074
Balance, beginning of year                               (21,626)       (57,700)
--------------------------------------------------------------------------------
Balance, end of year                                   $   9,697      $ (21,626)
================================================================================


                                                           2001         2000
--------------------------------------------------------------------------------
Balance, end of year includes:
     Net unrealized gains (losses) on
       available-for-sale securities                   $  83,864      $ (36,467)
     Net unrealized gains on separate accounts             2,541          3,296
     Related deferred policy acquisition costs           (47,692)        (1,449)
     Related present value of future
       profits of insurance acquired                      (3,438)         1,349
     Related deferred income taxes                       (12,309)        11,645
     Related policyholder dividend obligation            (13,269)          --
--------------------------------------------------------------------------------
Balance, end of year                                   $   9,697      $ (21,626)
================================================================================


Net other comprehensive income for 2001 and 2000 of $31.3 million and $36.1 million is presented net of reclassifications to net income for net investment losses during the period of $(20.4) million and $(10.3) million and net of tax and deferred acquisition cost offsets of $(13.8) million and $(6.9) million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2001 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                      Estimated
                                                       Amortized         Fair
                                                         Cost            Value
     ---------------------------------------------------------------------------
     Due in one year or less                          $  188,868      $  188,861
     Due after one year through five years             1,758,899       1,803,536
     Due after five years through ten years            1,419,827       1,430,685
     Due after ten years                                 852,397         874,520
     Mortgage-backed securities                        1,258,970       1,271,132
     ---------------------------------------------------------------------------
        Total                                         $5,478,961      $5,568,734
     ===========================================================================

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2001 and 2000 were $1,544.9 million and $702.0 million, respectively.

The following summarizes the components of net investment gains (losses) by investment category as of December 31 (in thousands):

                                                          2001           2000
       ------------------------------------------------------------------------
       Available-for-sale debt securities              $ (8,634)       $ (8,447)
       Available-for-sale equity securities              (4,350)          5,467
       Mortgage loans                                    (1,928)            (18)
       Real estate investments                            7,828             (49)
       Other invested assets                             (5,400)          1,040
       ------------------------------------------------------------------------
         Total                                         $(12,484)       $ (2,007)
       ========================================================================

For the years ended December 31, 2001 and 2000, the equity securities held in the trading category recorded $1.1 million and $1.6 million net investment income and $(2.0) million and $(1.8) million net investment losses, respectively. Cost of trading securities held at December 31, 2001 and 2000 was $27.0 million and $15.7 million, respectively.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $23.6 million and $25.9 million at December 31, 2001 and 2000, respectively.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                            2001          2000
      -------------------------------------------------------------------------
      GEOGRAPHIC REGION
      New England                                           4.9%           4.8%
      Middle Atlantic                                       8.1            8.6
      East North Central                                   11.2           11.6
      West North Central                                    6.6            5.2
      South Atlantic                                       24.6           24.4
      East South Central                                    3.4            4.6
      West South Central                                    9.1           10.2
      Mountain                                             17.0           16.4
      Pacific                                              15.1           14.2
      -------------------------------------------------------------------------
          Total                                           100.0%         100.0%
      =========================================================================

      PROPERTY TYPE
      Residential                                           0.1%           0.1%
      Apartment                                            25.7           24.5
      Retail                                                9.2           10.2
      Office Building                                      36.2           36.1
      Industrial                                           25.0           25.7
      Hotel/Motel                                           2.5            2.3
      Other Commercial                                      1.3            1.1
      -------------------------------------------------------------------------
          Total                                           100.0%         100.0%
      =========================================================================

      Total mortgage loans and real estate
      (in thousands)                               $  1,276,052  $   1,305,367
      =========================================================================


Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                        2001             2000
   ----------------------------------------------------------------------------
   Unimpaired loans                                 $ 1,197,804     $ 1,207,452
   Impaired loans without valuation allowances           39,923          18,424
   ----------------------------------------------------------------------------
     Subtotal                                         1,237,727       1,225,876
   ----------------------------------------------------------------------------
   Impaired loans with valuation allowances               2,210           6,463
   Related valuation allowances                             (76)         (2,385)
   ----------------------------------------------------------------------------
     Subtotal                                             2,134           4,078
   ----------------------------------------------------------------------------
   Total                                            $ 1,239,861     $ 1,229,954
   ============================================================================

   Impaired loans:
           Average recorded investment              $    33,509     $    21,214
           Interest income recognized               $     3,694     $     1,880
           Interest received                        $     3,568     $     1,885

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 was as follows (in thousands):

                                                         2001             2000
       ========================================================================
       Additions for impaired loans
            charged to realized losses                  $    36         $   118
       Changes to previously established
            valuation allowances                         (2,345)           (846)
       ------------------------------------------------------------------------
       Decrease in valuation allowances                  (2,309)           (728)
       Balance, beginning of year                         2,385           3,113
       ------------------------------------------------------------------------
       Balance, end of year                             $    76         $ 2,385
       ========================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                                      2001              2000
     --------------------------------------------------------------------------
     Debt securities interest                      $ 399,878          $ 394,477
     Equity securities dividends                      12,541             13,507
     Mortgage loan interest                           99,753             98,064
     Policy loan interest                             47,821             47,555
     Real estate income                               10,433             17,277
     Other investment income                         (42,100)           (10,938)
     --------------------------------------------------------------------------
          Gross investment income                    528,326            559,942
          Less: investment expenses                   18,309             31,178
     --------------------------------------------------------------------------
            Net investment income                  $ 510,017          $ 528,764
     ==========================================================================

DERIVATIVES

The Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133) effective January 1, 2001. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Prior to FAS 133, the carrying value of derivative instruments was based on amortized cost and intrinsic value. The cumulative effect of adopting FAS 133, net of related deferred acquisition cost, present value of future profit, and income tax effects was $81,000. The pro forma effects of applying FAS 133 to prior period operating results are not determinable.

The Company purchases over-the-counter options and exchange-traded futures on the S&P 500 index to hedge obligations relating to equity indexed products.

These instruments and their related equity indexed embedded derivative obligations are both included at fair value in the statements of operations and therefore do not qualify for hedge accounting.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities.

For 2001, equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500. At December 31, 2001, total equity indexed annuity liabilities of $1,057.0 million were comprised of $777.8 million of host contract and $279.2 million of embedded derivative. At January 1, 2001, total equity indexed annuity liabilities of $927.9 million were comprised of $666.4 million of host contract and $261.5 million of embedded derivative. Prior to January 1, 2001, equity indexed annuity liabilities were based on contract value plus intrinsic value accrued since the last anniversary date.

Interest credited expense includes the changes in the host contract and embedded derivative liabilities, offset by changes in the fair value of options and futures held.

For 2001, operating net income attributable to equity indexed annuities was increased $9.2 million in accordance with the provisions of FAS 133.

The Company enters into credit default swap contracts for investment purposes. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts. These products are not linked to specific assets or liabilities on the balance sheet or to a forecasted transaction, and therefore do not qualify for hedge accounting.

The Company sold a three-year default swap on Mirant Corporation, a global independent power producer. In return, the Company received a fixed rate coupon of 7.39% for three years on the Steers Credit Linked Trust 2001, Series MIR-1 debt instruments. On the maturity date, July 15, 2004, the principal is returned providing there has been no default or bankruptcy of Mirant Corporation. The par amount outstanding at December 31, 2001 and 2000 was $10.0 million and $-0-, respectively. The swap contracts are marked to market with any gain or loss recognized currently. The fair value of the swap contract outstanding was $(1.2) million at December 31, 2001. An investment loss of $1.2 million was recorded to recognize the decline in value of the credit default swap. An unrealized gain of $300,000 was recorded to fair value the debt instrument.

In 1999, the Company purchased a $6.0 million position in the MINCS I, LTD Floating Rate Second Priority Secured Notes due 2011. These notes are secured by a portfolio of below investment grade (high yield) bank loans. The MINCS Notes contain an embedded derivative in the form of a credit swap. The fair value of the credit swap at December 31, 2001 and December 2000 was zero.

The net notional amounts of options (including policy liabilities and options written), futures, and credit default swaps at December 31 were as follows (in thousands):

                                                         2001              2000
--------------------------------------------------------------------------------
Notional amounts:
         Options                                       $  --             $82,049
         Futures                                        13,470            29,040
         Credit default swaps                           16,000             6,000
================================================================================

The net book value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

                                                              2001      2000
--------------------------------------------------------------------------------
Book values:
Options (included in other invested assets)
     Fair value                                            $ 29,288
     Net amortized cost                                        --      $ 26,278
     Intrinsic value                                           --         1,870
--------------------------------------------------------------------------------
       Total option value                                    29,288      28,148

Futures (included in other invested assets)                   1,148         (12)
Credit default swaps (included in other liabilities)         (1,200)       --
--------------------------------------------------------------------------------
Net book value                                             $ 29,236    $ 28,136
================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):


                                                2001                      2000
----------------------------------------------------------------------------------------
                                                     Estimated                 Estimated
                                        Carrying       Fair       Carrying       Fair
                                          Value       Value         Value       Value
----------------------------------------------------------------------------------------

Cash and cash equivalents              $  199,266   $  199,266   $  258,807   $  258,807
Available-for-sale debt securities      5,568,734    5,568,734    5,065,257    5,065,257
Available-for-sale equity securities      177,496      177,496      167,580      167,580
Trading equity securities                  23,083       23,083       13,845       13,845
Mortgage loans                          1,239,861    1,326,816    1,229,954    1,264,940
Policy loans                              752,142      689,586      765,005      705,278
Derivatives                                29,236       29,236       28,136       19,080

Investment products                     3,137,679    3,140,935    2,790,629    2,795,106
Debt                                       72,101       67,868       74,096       66,285


For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products, the Company generally retains no more than $3.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements. Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements. Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as increase in policy liabilities expense. Total life insurance inforce as of December 31, 2001 and 2000 is $43.0 billion and $40.8 billion, respectively.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Transactions between the open and Closed Block (see Note 13) have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                                        2001             2000
     --------------------------------------------------------------------------
     Insurance premiums:
          Direct                                     $ 427,183        $ 437,321
          Reinsurance assumed                           15,570            9,143
          Reinsurance ceded                            (65,157)         (66,012)
     --------------------------------------------------------------------------
     Total insurance premiums                        $ 377,596        $ 380,452
     ==========================================================================

     Other income:
          Direct                                     $   5,282        $   5,783
          Reinsurance ceded                             11,032           12,191
     --------------------------------------------------------------------------
     Total other income                              $  16,314        $  17,974
     ==========================================================================

     Increase in policy liabilities:
          Direct                                     $ 133,459        $  78,303
          Reinsurance ceded                              1,417            7,765
     --------------------------------------------------------------------------
     Total increase in policy liabilities            $ 134,876        $  86,068
     ==========================================================================

                                                       2001            2000
     --------------------------------------------------------------------------
     Policy benefits:
          Direct                                     $ 394,968        $ 411,781
          Reinsurance assumed                            4,431            6,831
          Reinsurance ceded                            (87,389)         (65,300)
     --------------------------------------------------------------------------
     Total policy benefits                           $ 312,010        $ 353,312
     ==========================================================================


                                                        2001             2000
     --------------------------------------------------------------------------
     Policyholders' dividends:
          Direct                                     $ 117,038        $ 111,748
          Reinsurance ceded                             (3,634)            (748)
     --------------------------------------------------------------------------
     Total policyholders' dividends                  $ 113,404        $ 111,000
     ==========================================================================

NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                                          2001            2000
--------------------------------------------------------------------------------
Balance, beginning of year                            $ 539,690       $ 538,127
  Acquisition costs deferred                             90,757          88,217
  Amortization to expense during the year               (42,610)        (46,019)
  Adjustment to equity during the year                  (46,243)        (40,635)
--------------------------------------------------------------------------------
Balance, end of year                                  $ 541,594       $ 539,690
================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows ($ in thousands):

                                                  2001                 2000
------------------------------------------------------------------------------------
                                           Amount    Rate       Amount       Rate
------------------------------------------------------------------------------------
Current                                  $ 14,091             $  13,875
Deferred                                    3,449                10,031
-------------------------------------------------             ---------
     Income taxes                        $ 17,540             $  23,906
=================================================             =========
Expected income taxes                    $ 25,255     35.0%    $ 32,307       35.0%
Differential earnings amount                 --         --          223        0.2
Affordable housing tax credit              (6,779)    (9.5)      (7,459)      (8.1)
Other, net                                   (936)    (1.3)      (1,165)      (1.3)
----------------------------------------------------------------------------------
     Income taxes                        $ 17,540             $  23,906
=================================================             =========
     Effective federal income tax rate                24.2%                   25.8%
=================================================    =====                    ====

The Company paid $39.3 million in federal income taxes during 2001 and received $0.1 million in federal income tax refunds during 2000. Components of net deferred income tax assets at December 31 were as follows (in thousands):

                                                               2001       2000
--------------------------------------------------------------------------------
Deferred income tax assets:
     Net unrealized loss on available-for-sale securities    $   --     $ 12,095
     Policy liabilities                                       176,471    176,337
     Other liabilities and accrued expenses                    89,934     79,672
     Other                                                      6,838      4,814
--------------------------------------------------------------------------------
       Total deferred income tax assets                       273,243    272,918
--------------------------------------------------------------------------------

Deferred income tax liabilities:
     Net unrealized gain on available-for-sale securities      12,309       --
     Deferred policy acquisition cost                         152,845    138,505
     Present value of future profits of insurance acquired     31,856     34,200
     Debt and equity securities                                 9,885      9,627
     Other                                                     23,866     20,158
--------------------------------------------------------------------------------
       Total deferred income tax liabilities                  230,761    202,490
--------------------------------------------------------------------------------
Total net deferred income tax assets                         $ 42,482   $ 70,428
================================================================================

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets.

The Company has affordable housing tax credit carryforwards of $4.3 million that begin to expire in 2020.

National Life's federal income tax returns are routinely audited by the IRS. The IRS has examined National Life's tax returns through 1997 and is currently examining the year 1998. The Company's tax years 1998 - 2001 remain open. In management's opinion adequate tax liabilities have been established for all open years.

NOTE 7 - BENEFIT PLANS

The Company sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is administered by the Company and is non-contributory, with benefits based on an employee's retirement age, years of service and compensation levels. Plan assets are primarily bonds and common stocks held in a National Life separate account and funds invested in a general account group annuity contract issued by National Life. National Life also sponsors other, non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a contributory defined benefit plan for certain employees, agents and general agents and a non-contributory supplemental defined benefit plan for certain executives. These non-qualified defined benefit pension plans are not separately funded.

National Life sponsors four defined benefit postretirement plans that provide medical, dental and life insurance benefits to employees and agents. Substantially all employees and agents may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for National Life. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and National Life pays for plan benefits on a current basis. The cost is recognized as benefits are earned.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                                  Pension Benefits          Other Benefits
                                                                ------------------------------------------------
                                                                   2001         2000          2001         2000
----------------------------------------------------------------------------------------------------------------

CHANGE IN BENEFIT OBLIGATION:
     Benefit obligation, beginning of year                      $ 161,449    $ 167,144    $  21,820    $  25,233
     Service cost for benefits earned during the period             3,685        3,638          807          538
     Interest cost on benefit obligation                           12,571       12,608        1,714        1,935
     Actuarial losses (gains)                                      10,155       (9,410)       5,489       (1,998)
     Plan amendment and change in benefit provisions                 --           --           --         (2,842)
     Benefits paid                                                (12,298)     (12,531)      (1,600)      (1,046)
----------------------------------------------------------------------------------------------------------------
     Benefit obligation, end of year                            $ 175,562    $ 161,449    $  28,230    $  21,820
================================================================================================================

CHANGE IN PLAN ASSETS:
     Plan assets, beginning of year                             $ 106,982    $ 104,250
     Actual return on plan assets                                 (11,474)       8,355
     Benefits paid                                                 (5,580)      (5,623)
--------------------------------------------------------------------------------------
     Plan assets, end of year                                   $  89,928    $ 106,982
======================================================================================

                                                                  Pension Benefits         Other Benefits
                                                                ------------------------------------------------
                                                                   2001         2000        2001         2000
----------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Funded plans:
     Benefit obligation                                         $  97,956    $  89,273
     Plan assets                                                  (89,928)    (106,982)
----------------------------------------------------------------------------------------------------------------
       Benefit obligation greater (less) than plan assets           8,028      (17,709)
     Benefit obligation - other plans                              77,606       72,176    $  28,230    $  21,820
     Unrecognized actuarial (losses) gains                         (7,600)      25,380        1,948        8,137
     Unrecognized prior service cost                                 --           --          1,135        1,834
                                                                -------------------------------------------------
       Accrued benefit cost at September 30                        78,034       79,847       31,313       31,791
        Payments subsequent to measurement date                    (1,687)      (1,983)        --           --
----------------------------------------------------------------------------------------------------------------
Accrued benefit cost at December 31                             $  76,347    $  77,864    $  31,313    $  31,791
=================================================================================================================

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                                      Pension Benefits          Other Benefits
                                                                ------------------------------------------------
                                                                   2001         2000         2001         2000
----------------------------------------------------------------------------------------------------------------
Service cost for benefits earned during the period              $   3,685    $   3,638    $     807    $     538
Interest cost on benefit obligation                                12,571       12,608        1,714        1,935
Expected return on plan assets                                     (9,377)      (9,130)        --           --
Net amortization and deferrals                                     (1,974)      (1,564)        (700)        (259)
Amortization of prior service cost                                   --           --           (699)          72
----------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in operating
  expenses)                                                     $   4,905    $   5,552    $   1,122    $   2,286
================================================================================================================

The total accumulated benefit obligation (APBO) for non-qualified defined benefit pension plans was $73.5 million and $69.1 million at December 31, 2001 and 2000, respectively.

The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                       Pension Benefits        Other Benefits
                                      ------------------------------------------
                                         2001         2000       2001       2000
--------------------------------------------------------------------------------
Discount rate                            7.5%         8.0%       7.5%       8.0%
Rate of increase in future
   compensation levels                3.0%-10.0%   3.0%-10.0%
Expected long term return on
   plan assets                           8.5%         9.0%

The health care cost trend rate was 5% for all future periods. Increasing the assumed health care trend rates by one percentage point in each year would increase the APBO by about $2.0 million and increase the 2001 service and interest cost components of net periodic postretirement benefit cost by about $0.2 million. Decreasing the assumed health care trend rates by one percentage point in each year would reduce the APBO by about $1.7 million and the 2001 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. National Life uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life made changes to its postretirement medical plans concurrent with the year-end 2000 plan valuation. These include a modification in the attribution and eligibility requirements to qualify for plan benefits, and in the expected future benefit cost due to a change in coverage and insurance carrier. The plan modifications reduced the projected benefit obligation at December 31, 2000 by $2.8 million. This reduction will be amortized through prior service cost in future periods.

The Company provides employee thrift and 401(k) plans for its emp loyees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001 and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company's matching contributions.

National Life also provides a 401(k) plan for it's regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with National Life or in mutual funds (several of which are sponsored by an affiliate of National Life). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No company contributions are made to the plan.

NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                       2001             2000
--------------------------------------------------------------------------------
8.25% Surplus Notes:                                 $ 69,701         $ 69,696
     $70 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims.
     The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices. All interest and principal payments require prior written approval by the State of Vermont Department of Banking,
     Insurance, Securities and Health Care
     Administration.

6.57% Term Note:                                        2,400            4,400
     $4.4 million, maturing March 1, 2002 with
     interest payable semi-annually on March 1 and
     September 1. The note is secured by
     subsidiary stock, includes certain
     restrictive covenants and requires annual
     payments of principal (see below).
--------------------------------------------------------------------------------
     Total debt                                      $ 72,101         $ 74,096
================================================================================

The aggregate annual scheduled maturities of debt for the next five years are as follows (in thousands):

                        2002               $ 2,400
                        2003                   -
                        2004                   -
                        2005                   -
                        2006                   -

Interest paid on the surplus notes was $5.8 million in 2001 and 2000. Interest paid on the term note was $0.2 million and $0.3 million in 2001 and 2000, respectively.

The Company also has two lines of credit available. A $40 million line of credit with State Street Bank, based on an adjustable rate equal to the prevailing federal funds rate plus 40 basis points. The outstanding balance was $4.4 million and $-0- as of December 31, 2001 and 2000, respectively, and is included in other liabilities. The Company also has a $10 million line of credit with BankNorth Group, based on an adjustable rate equal to LIBOR plus 75 basis points. The outstanding balance on the BankNorth line of credit was $-0- for both December 31, 2001 and 2000. Total interest on the combined lines of credit was $7,000 for 2001 and $-0- for 2000.

NOTE 9 - CONTINGENCIES

Total outstanding mortgage loan funding commitments at December 31, 2001 were $52.9 million.

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Certain members also opted out of the class action to preserve their litigation rights against National Life. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely to have a material adverse effect on National Life's financial position. Existing provisions for this contingency were reduced in 2001, and are included in the statements of operations as change in sales practice remediation provision. In late 1999, two lawsuits were filed in Vermont against National Life and the State of Vermont related to National Life's conversion to a mutual holding company structure. National Life and the State of Vermont specifically deny any wrongdoing and intend to defend these cases vigorously. In the opinion of National Life's management, based on advice from legal counsel, the ultimate resolution of these lawsuits will not have a material effect on National Life's financial position. However, liabilities related to these lawsuits could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

NOTE 10 - NEW ACCOUNTING PRONOUNCEMENTS FOR GOODWILL AND
          OTHER INTANGIBLE ASSETS - FAS 142

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (FAS 142), which establishes accounting and reporting standards for intangible assets. Under FAS 142, intangible assets having indefinite useful lives are no longer subject to amortization, but instead are to be tested at least annually for impairment. Intangible assets with finite useful lives will be amortized over their useful lives. FAS 142 also provides specific guidance on how to determine and measure goodwill impairment. Provisions of this statement are to be applied starting with fiscal years beginning after December 15, 2001. The Company does not anticipate a significant cumulative effect on its financial position due to the adoption of FAS 142.

NOTE 11 - RESTRUCTURING CHARGE - DISPOSAL OF MAINFRAME COMPUTER
          OPERATIONS

In 2001, the Company adopted a formal plan to outsource its mainframe operations to American International Technology Enterprises, Inc. (AITE) located in Livingston, New Jersey. Under the terms of this agreement, AITE assumed the responsibility for the Company's mainframe processing on October 31, 2001. The Company's management believes that this change in operation will reduce costs and increase future operating efficiency. Conversion costs incurred are reflected in the accompanying consolidated statements of operations as a $6.5 million restructuring charge.

In connection with the transfer of operations to AITE, 21 positions were terminated effective October 31, 2001. Qualifying employees associated with mainframe operations at the Company's Montpelier, VT office received salary and benefits through December 31, 2001. In addition, certain employees also received a severance package based on years of service with the Company. Employee severance costs were accrued in 2001 with final payment of benefits expected to occur in the first quarter of 2002.

Other costs of the mainframe restructuring include termination of hardware and software leases, the writedown of the carrying values of equipment, and conversion costs. Mainframe hardware and software costs incurred during the first ten months of 2001 remain in operating income as part of operating expenses.

NOTE 12 - ADOPTION OF EITF 99-20: RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON CERTAIN INVESTMENTS

The Company adopted EITF 99-20 Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20) effective April 1, 2001. EITF 99- 20 requires that beneficial interests in securitized financial assets which experience other-than-temporary impairments be written down to fair value with the resulting change being included as a charge against income. The cumulative effect of adopting EITF 99-20, net of related taxes, was ($2.1) million. In accordance with EITF 99-20, 2001 operating net income decreased $1.5 million due to other-than-temporary impairments of securitized financial assets. The pro forma effects of applying EITF 99-20 to prior period operating results are not determinable.

NOTE 13 - NATIONAL LIFE CLOSED BLOCK

National Life established and began operating a closed block (the Closed Block) on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block's primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities.

The Company adopted the American Institute of Certified Public Accountants Statement of Position 00-3 Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts (SOP 00-3) effective January 1, 2000. No restatement of prior period information was necessary to conform with the requirements of SOP 00-3.

Under the provisions of SOP 00-3, if actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders. These excess earnings will be recorded as a policyholder dividend obligation to be paid to Closed Block policyholders unless offset by future results which are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. No policyholder dividend obligation for distribution of accumulated excess earnings was required at December 31, 2001 or 2000. Unrealized gains in the Closed Block, net of related deferred acquisition cost and income tax offsets, generated a policyholder dividend obligation of $13.3 million and $-0- at December 31, 2001 and 2000, respectively.

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2001 and 2000 and for the years then ended is as follows (in thousands):

                                                         2001           2000
--------------------------------------------------------------------------------

LIABILITIES:
     Policy liabilities and accruals                 $ 3,718,677    $ 3,692,064
     Other liabilities                                    34,732         47,775
--------------------------------------------------------------------------------
          Total liabilities                          $ 3,753,409    $ 3,739,839
================================================================================

ASSETS:
     Cash and cash equivalents                       $   169,769    $   218,296
     Available-for-sale debt and equity securities     1,940,839      1,797,634
     Mortgage loans                                      407,168        416,639
     Policy loans                                        629,998        642,378
     Accrued investment income                            53,907         54,052
     Premiums and fees receivable                         18,552         18,946
     Deferred policy acquisition costs                   223,402        268,708
     Other assets                                         41,816         48,144
--------------------------------------------------------------------------------
          Total assets                               $ 3,485,451    $ 3,464,797
================================================================================

Excess of reported closed block liabilities over
  closed block assets                                $   267,958    $   275,042
Closed block accumulated other comprehensive
  gain represented above                                    (700)        (4,678)
--------------------------------------------------------------------------------
Maximum future earnings to be recognized
  from closed block assets and liabilities           $   268,658    $   279,720
================================================================================

                                                           2001          2000
--------------------------------------------------------------------------------

REVENUES:
  Premiums and other income                             $ 295,418     $ 312,963
  Net investment income                                   212,626       217,096
  Net investment gain (loss)                                1,269        (4,309)
--------------------------------------------------------------------------------

   Total revenues                                         509,313       525,750
--------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
  Increase in policy liabilities                           70,167        27,504
  Policy benefits                                         249,658       309,189
  Policyholders' dividends                                115,716       114,095
  Interest credited to policyholders' accounts             11,712        12,377
  Operating expenses                                       14,976        16,894
  Policy acquisition expenses, net                         30,066        23,320
--------------------------------------------------------------------------------

   Total benefits and expenses                            492,295       503,379
--------------------------------------------------------------------------------

Pre-tax results of operations                              17,018        22,371

Income taxes                                                5,956         7,784
--------------------------------------------------------------------------------

Closed block results of operations                         11,062        14,587

Other comprehensive income:
     Unrealized (loss) gain                                (3,978)       11,658
--------------------------------------------------------------------------------

Total closed block comprehensive income                 $   7,084     $  26,245
================================================================================

Excess of reported closed block liabilities over
  closed block assets:
Beginning of year                                       $ 275,042     $ 301,287
     Closed block comprehensive income                      7,084        26,245
--------------------------------------------------------------------------------
End of year                                             $ 267,958     $ 275,042
================================================================================

Amortized cost of bonds held by the Closed Block at December 31, 2001 and 2000 were $1,873.1 million and $1,777.2 million, respectively. There were no mortgage valuation allowances on Closed Block mortgage loans at December 31, 2001 or 2000.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 14 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY
          CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF's outstanding stock. Similarly, NLVF currently has no assets, liabilities or operations other than that related to its ownership of National Life's outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the Commissioner).

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. National Life declared and paid a $1 million dividend to its parent, NLVF, during 2000. Concurrently, NLVF declared and paid a dividend of $.3 million to NLHC. There were no dividends paid or declared in 2001 by National Life, NLVF, or NHC. There have been no distributions to members of NLHC. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations (see Note 15 for statutory information) require pre-approval by the Commissioner.

NOTE 15 - STATUTORY INFORMATION

National Life prepares statutory basis financial statements for regulatory filings with insurance regulators in all 50 states and the District of Columbia. A reconciliation of National statutory surplus to GAAP equity at December 31 and statutory net (loss) income to GAAP net income for the years ended December 31 is as follows (in thousands):

                                                 2001                      2000
                                       ------------------------------------------------
                                        Surplus/        Net       Surplus/       Net
                                         Equity        Income      Equity      Income
----------------------------------------------------------------------------------------
Statutory surplus/net (loss) income    $ 454,233    $ (11,836)   $ 411,278    $  31,959

Asset valuation reserve                   57,025         --         78,101         --
Interest maintenance reserve              55,887       (6,014)      49,873        8,634
Surplus notes                            (69,701)        --        (69,696)        --
Non-admitted assets                       44,033         --         28,440         --
Investments                              116,387       47,289       60,044       13,264
Policy acquisition costs                 477,820       13,154      466,326        8,318
Income taxes                               9,398       (8,907)      61,834         (754)
Policy liabilities and dividends        (167,177)      (4,845)    (180,261)      (7,227)
Sales practices litigation provision        --         13,802         --           --
Benefit plans                            (29,304)        (812)     (28,492)        (360)
Other comprehensive income, net            9,697         --        (21,626)        --
Other changes, net                        (7,372)       6,009       15,942        7,867
----------------------------------------------------------------------------------------
GAAP equity/net income                 $ 950,925    $  47,839    $ 871,763    $  61,701
========================================================================================


The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance (Codification), which replaced the Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. Codification provides guidance for areas which promulgated statutory accounting principles had not previously addressed, and changes promulgated guidance in other areas.

The Vermont Department of Banking, Insurance, Securities, and Health Care Administration adopted Codification effective January 1, 2001. National Life implemented Codification as of that date for statutory reporting purposes. The cumulative effect of changes in accounting principles is reported as an adjustment to statutory surplus in the period of the change in accounting principle. As a result of implementing Codification, National Life and LSW reported a total increase in statutory surplus of $40.9 million as of January 1, 2001. Included in this total adjustment is an increase in statutory surplus of $45.4 million related to deferred tax assets.

NOTE 16 - EVENTS SUBSEQUENT TO THE DATE OF THE INDEPENDENT
          ACCOUNTANT'S REPORT (UNAUDITED)

National Life is a member of a catastrophic reinsurance pool sponsored by a group of life insurance companies. The pool is not pre-funded. A member may only make a request for reimbursement from the pool if a particular catastrophic event causes claims against the member to exceed specified levels. If submitted claims are approved for reimbursement, pro-rata member assessments (up to certain limits) are determined based on each member's total insurance in force. The events of September 11, 2001 are considered a catastrophic event and National Life has been notified that certain members will submit reimbursement requests to the pool. Claims may be submitted until May 15, 2002. The maximum exposure to National Life will not exceed $1.8 million, net of income taxes. However, the actual amount of exposure is not currently estimable.

                                NATIONAL VARIABLE
                             LIFE INSURANCE ACCOUNT
                           (ESTATE PROVIDER SEGMENT)

                              FINANCIAL STATEMENTS


                                     *****





                                DECEMBER 31, 2001

PRICE WATERHOUSECOOPERS [LOGO]

--------------------------------------------------------------------------------

                                                      PricewaterhouseCoopers LLP
                                                      160 Federal Street
                                                      Boston, MA 02110-9862
                                                      Telephone (617) 428 8400
                                                      Facsimile (617) 439 7393



                       Report of Independent Accountants








To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Life Insurance Account --
Estate Provider Segment:



In our opinion, the accompanying statement of net assets and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account -- Estate Provider Segment (a segment within a Separate Account of National Life Insurance Company) (the Segment) at December 31, 2001, and the results of each of their operations and their changes in net assets for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Segment's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the mutual funds, provide a reasonable basis for the opinion.




/s/ PRICEWATERHOUSECOOPER, LLP
-------------------------------

Boston, Massachusetts
March 29, 2002

       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)


                             STATEMENT OF NET ASSETS
                                December 31, 2001


ASSETS:                                                                                                           Policyholder
                                                                                                                    Account
                                                                                                                     Values
Investments in shares of mutual fund portfolios at market value
(policyholder accumulation units and unit value):

Market Street Fund Managed (29,418.21 accumulation units at $10.63 unit value).................................... $   312,762
Market Street Fund Bond (40,576.21 accumulation units at $12.05 unit value).......................................     488,849
Alger American Leveraged All Cap Fund (935.73 accumulation units at $8.43 unit value).............................       7,889
Alger American Growth Fund (3,964.73 accumulation units at $8.88 unit value)......................................      35,194
Alger American Small Cap Fund (331.28 accumulation units at $7.75 unit value).....................................       2,567
Dreyfus Socially Responsible Growth Fund (104.49 accumulation units at $7.75 unit value)..........................         810
Neuberger Berman Partners Portfolio (23,924.49 accumulation units at $9.80 unit value)............................     234,518
VIPF Overseas Portfolio (54,400.00 accumulation units at $7.90 unit value)........................................     429,930
VIPF Growth Portfolio (85,970.43 accumulation units at $12.14 unit value).........................................   1,043,364
VIPF High Income Portfolio (51,959.54 accumulation units at $6.68 unit value)......................................    346,948
VIPF Contrafund Portfolio (50,343.97 accumulation units at $11.56 unit value)......................................    581,877
VIPF Index 500 Portfolio (536,883.47 accumulation units at $10.63 unit value).....................................   5,709,273
VIPF Investment Grade Bond Portfolio (39,144.49 accumulation units at $11.06 unit value)..........................     432,825
VIPF Equity Income Portfolio (6,300.16 accumulation units at $9.91 unit value)....................................      62,424
American Century Variable Portfolios VP Value (38,371.20 accumulation units at $12.42 unit value).................     476,647
American Century Variable Portfolios VP Income & Growth (43,606.93 accumulation units at $10.56 unit value).......     460,416
JP Morgan Series Trust II International Opportunities (25,474.47 accumulation units at $8.45 unit value)..........     215,360
JP Morgan Series Trust II Small Company (25,685,97 accumulation units at $9.86 unit value)........................     253,182
Strong Opportunity Fund II (21,600.66 accumulation units at $13.32 unit value)....................................     287,684
Strong Variable Insurance Funds Mid Cap Growth (44,511.72 accumulation units at $13.01 unit value)................     579,303
INVESCO Variable Investment Funds Dynamics (476.73 accumulation units at $7.37 unit value)........................       3,515
INVESCO Variable Investment Funds Health Sciences (8,071.22 accumulation units at $9.26 unit value)...............      74,708
INVESCO Variable Investment Funds Technology (2,159.29 accumulation units at $5.46 unit value)....................      11,794
Sentinel Variable Products Trust Growth Index (652.01 accumulation units at $8.19 unit value).....................       5,341
Sentinel Variable Products Trust Common Stock (39,162.45 accumulation units at $10.60 unit value).................     414,969
Sentinel Variable Products Trust Mid Cap Growth (43,105.08 accumulation units at $11.03 unit value)...............     475,364
Sentinel Variable Products Trust Money Market (135,911.85 accumulation units at $11.95 unit value)................   1,624,793
Sentinel Variable Products Trust Small Company (44,200.05 accumulation units at $16.27 unit value)................     719,070
                                                                                                                   -----------
  Total Net Assets                                                                                                 $15,291,376
                                                                                                                   ===========


   The accompanying notes are an integral part of these financial statements.



           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED DECEMBER 31,2001
                                                                                                            NEUBERGER
                                         MARKET STREET FUND           ALGER AMERICAN FUND          DREYFUS   BERMAN
                                        --------------------    ------------------------------    --------   --------
                                                                LEVERAGED                 SMALL   SOCIALLY   PARTNERS
                                         MANAGED       BOND      ALL CAP    GROWTH        CAP    RESPONSIBLE PORTFOLIO
                                         -------       ----      -------    ------        ---    ----------- ---------
Investment Income:
    Dividend income                     $ 13,092    $ 24,059    $  --       $   33      $   2     $  --      $    765
    Capital gains distributions           18,533         116      1,616         --         --        --         7,264
                                        -----------------------------------------------------------------------------
Total Investment Income 31,625            24,059         116      1,649          2         --        --         8,029

Expenses:
    Mortality and expense risk
    and administrative charges             2,287       2,810         36        123         17          4        1,223
                                        -----------------------------------------------------------------------------

Net Investment Income (loss)              29,338      21,249         80      1,726        (15)        (4)       6,806
                                        -----------------------------------------------------------------------------

Realized and unrealized
(loss) gain on investments:
    Net realized (loss) gain from
    shares sold                           (3,421)        891        276     (1,527)      (937)       (10)     (13,030)

    Net unrealized (depreciation)
    appreciation oon investments         (48,982)      5,867         42       (999)       201        (45)        (173)
                                        -----------------------------------------------------------------------------

    Net realized and unrealized
    (loss) gain on investments           (52,403)      6,758       (234)     2,516       (736)       (55)     (13,203)
                                        -----------------------------------------------------------------------------

(Decrease) increase in net assets
resulting from operations               $(23,065)   $ 28,007    $  (154)    $ (790)     $(751)    $  (59)    $ (6,397)
                                        =============================================================================




      The accompanying notes are an integral part of these financial statements




       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED DECEMBER 31,2001

                                                                             VIPF
                                    -----------------------------------------------------------------------------------------
                                                                 HIGH                                  INVESTMENT    EQUITY
                                     OVERSEAS      GROWTH       INCOME     CONTRAFUND     INDEX 500    GRADE BOND    INCOME
                                     --------      ------       ------     ----------     ---------    ----------    ------
Investment Income:
    Dividend income                 $  19,465    $     609    $  34,128    $   4,746       $  57,835    $   6,061   $       2
    Capital gains distributions        30,767       57,242         --         16,751            --           --             6
                                    -----------------------------------------------------------------------------------------
Total Investment Income                50,232       57,851       34,126       21,497          57,835        6,061           8

Expenses:
    Mortality and expense risk
    and administrative charges          2,800        5,607        2,403        3,928          38,621        1,463         291
                                    -----------------------------------------------------------------------------------------

Net investment income (loss)           47,432       51,244       31,723       17,569          19,214        4,598        (283)
                                    -----------------------------------------------------------------------------------------

Realized and unrealized
(loss) gain on investments:
    Net realized (loss) gain from
    shares sold                       (14,449)    (110,132)     (85,917)     (98,355)       (254,345)         563      (7,879)

    Net unrealized (depreciation)
    appreciation on investments      (131,711)     (99,257)       2,627       (8,723)       (523,867)       8,170        5,596
                                    -----------------------------------------------------------------------------------------

    Net realized and unrealized
    (loss) gain on investments       (146,160)    (209,389)     (83,290)    (107,078)       (778,212)       8,733      (2,283)
                                    -----------------------------------------------------------------------------------------

(Decrease) increase in net assets
resulting from operations           ($ 98,728)   ($158,145)   ($ 51,567)   ($ 89,509)      ($758,998)   $  13,331   ($  2,566)
                                    =========================================================================================



      The accompanying notes are an integral part of these financial statements



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED DECEMBER 31,2001


                                                                                                                        STRONG
                                                                                                                       VARIABLE
                                          AMERICAN CENTURY                                                             INSURANCE
                                        VARIABLE PORTFOLIOS          JP MORGAN SERIES TRUST II         STRONG            FUNDS
                                    ------------------------         --------------------------      ---------         ----------
                                                   VP INCOME &      INTERNATIONAL      SMALL        OPPORTUNITY         MID CAP
                                      VP VALUE       GROWTH         OPPORTUNITIES     COMPANY         FUND II            GROWTH
                                      --------       ------         -------------     -------         -------            ------
Investment Income:
    Dividend income                 $   2,323      $   3,469         $   2,222       $     110       $   1,039         $   --
    Capital gains distributions          --             --               4,835            --            37,946             --
                                    -------------------------------------------------------------------------------------------
Total Investment Income                 2,323          3,469             7,057             110          38,985             --

Expenses:
    Mortality and expense risk
    and administrative charges          1,920          3,205             1,321           1,834           1,561            3,947
                                    -------------------------------------------------------------------------------------------

Net investment income (loss)              403            264             5,736          (1,724)         37,424           (3,947)
                                    -------------------------------------------------------------------------------------------

Realized and unrealized
(loss) gain on investments:
    Net realized (loss) gain from
    shares sold                        13,054         (5,199)          (30,598)          5,582         (18,362)        (159,363)

    Net unrealized appreciation
    (depreciation) on investments      26,743        (33,567)          (17,775)        (25,974)         19,467          (37,888)
                                    -------------------------------------------------------------------------------------------

    Net realized and unrealized
    (loss) gain on investments         39,797        (38,766)          (48,373)        (20,392)        (37,829)        (197,251)
                                    -------------------------------------------------------------------------------------------

Increase (decrease) in net assets
resulting from operations           $  40,200      ($ 38,502)        ($ 42,637)      ($ 22,116)      ($    405)       ($201,198)
                                    ===========================================================================================



      The accompanying notes are an integral part of these financial statements



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED DECEMBER 31,2001

                                         INVESCO VARIABLE INVESTMENT FUND             SENTINEL VARIABLE PRODUCTS TRUST
                                    -----------------------------------------    ------------------------------------------
                                                       HEALTH                        GROWTH         COMMON          MID CAP
                                       DYNAMICS       SCIENCES       TECHNOLOGY       INDEX          STOCK          GROWTH
                                       --------       --------       ----------       -----          -----          ------
Investment Income:
    Dividend income                        --      $       247           --      $        10    $     4,514           --
    Capital gains
      distributions                        --             --             --             --            1,539           --
                                    --------------------------------------------------------------------------------------
Total Investment Income                    --              247           --               10          6,053           --

Expenses:
    Mortality and expense risk
    and administrative charges               27            145             55             25          2,670          2,538
                                    --------------------------------------------------------------------------------------


Net investment income (loss)                 27            102            (55)           (15)         3,183         (2,538)
                                    --------------------------------------------------------------------------------------

Realized and unrealized
(loss) gain on investments:
    Net realized (loss) gain from
    shares sold                            (567)        (1,288)        (1,382)          --           (7,112)       (43,865)

    Net unrealized (depreciation)
    appreciation on investments            (580)         1,079           (891)           126        (28,686)       (49,148)
                                    --------------------------------------------------------------------------------------

    Net realized and unrealized
    (loss) gain on investments           (1,147)          (209)        (2,273)           126        (35,798)       (93,013)
                                    --------------------------------------------------------------------------------------

(Decrease) increase in net assets
resulting from operations           ($    1,174)   ($      107)   ($    2,328)   $       111    ($   32,615)   ($   95,551)
                                    ======================================================================================





                                         SENTINEL VARIABLE
                                          PRODUCTS TRUST
                                    -------------------------
                                        MONEY         SMALL
                                        MARKET       COMPANY        TOTAL
                                        ------       -------        -----

    Dividend income                 $    43,654   $     2,069    $   220,452
    Capital gains
      distributions                        --              74        176,889

                                    ----------------------------------------
Total Investment Income                  43,654         2,143        397,341

Expenses:
    Mortality and expense risk
    and administrative charges           23,382         3,818        109,261
                                    ----------------------------------------

Net investment income (loss)             20,272        (1,675)       288,080
                                    ----------------------------------------

Realized and unrealized
(loss) gain on investments:
    Net realized (loss) gain from
    shares sold                            --           2,547       (835,377)

    Net unrealized (depreciation)
    appreciation on investments            --          43,190       (934,082)
                                    ----------------------------------------

    Net realized and unrealized
    (loss) gain on investments             --          45,737     (1,769,459)
                                    ----------------------------------------

(Decrease) increase in net assets
resulting from operations           $    20,272   $    44,062    ($1,481,379)
                                    ========================================



      The accompanying notes are an integral part of these financial statements



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                        MARKET STREET FUND
                                    ----------------------------------------------------------------------------------------
                                       MONEY                        AGGRESSIVE
                                       MARKET      GROWTH            GROWTH       MANAGED               BOND      INTERNATIONAL
                                       ------      ------            ------       -------               ----      -------------
Investment Income:
    Dividend income                 $  47,757    $   3,302           $   1,730   $   8,156            $  14,290    $   3,858
    Capital gains
     distributions                        --        14,754               3,620      12,387                 --         15,303
                                    ----------------------------------------------------------------------------------------
Total Investment Income                47,757       18,047               5,350      20,543               14,290       19,161

Expenses:
    Mortality and expense risk
    and administrative charges         13,703        1,945                 803       2,690                2,075        1,174
                                    ----------------------------------------------------------------------------------------
Net investment income                  34,054       16,102               4,547      17,853               12,215       17,987
                                    ----------------------------------------------------------------------------------------

Realized and unrealized
(loss) gain on investments:
    Net realized (loss) gain from
    shares sold                          --         (5,829)             23,047     (18,779)                (470)     (18,625)

    Net unrealized (depreciation)
    appreciation on investments          --         (1,897)             (9,375)      27,599              14,941      (13,836)
                                    ----------------------------------------------------------------------------------------

    Net realized and unrealized
    (loss) gain on investments           --         (7,726)             13,672       8,820               14,471      (32,461)
                                    ----------------------------------------------------------------------------------------

Increase (decrease) in net assets
resulting from operations           $  34,054    $   8,376           $  18,219   $  26,673            $  28,686    ($ 14,474)
                                    ========================================================================================





                                                             STRONG
                                     MARKET                 VARIABLE
                                     STREET                 INSURANCE
                                      FUND         STRONG     FUNDS
                                    ---------    ---------- -----------
                                     SENTINEL   OPPORTUNITY   MID CAP
                                      GROWTH      FUND II     GROWTH
                                      ------      -------     ------
Investment Income:
    Dividend income                 $  91,682    $     447         --
    Capital gains
     distributions                     21,096       25,512       43,145
                                    -----------------------------------
Total Investment Income               112,770       25,959       43,145

Expenses:
    Mortality and expense risk
    and administrative charges          1,292          829        3,487
                                    -----------------------------------
Net investment income                 111,486       25,130       39,658
                                    -----------------------------------
Realized and unrealized
(loss) gain on investments:
    Net realized (loss) gain from
    shares sold                      (122,717)       4,101       48,566

    Net unrealized (depreciation)
    appreciation on investments       (37,657)     (26,253)    (204,241)
                                    -----------------------------------

    Net realized and unrealized
    (loss) gain on investments       (160,374)     (22,152)    (155,675)
                                    -----------------------------------
Increase (decrease) in net assets
resulting from operations           ($ 48,888)   $   2,978    ($116,017)
                                    ===================================


      The accompanying notes are an integral part of these financial statements




       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                              ALGER
                                                                            AMERICAN
                                       SENTINEL VARIABLE PRODUCTS TRUST       FUND
                                    -------------------------------------   ---------
                                     MONEY     COMMON     SMALL   MID CAP   LEVERAGED
                                     MARKET    STOCK     COMPANY  GROWTH     ALL CAP
                                     ------    -----     -------  ------     -------
Investment Income:
    Dividend income                 $55,951   $   342   $   392   $  --      $  --
    Capital gains distribtions         --        --        --        --         --
                                    ------------------------------------------------
Total Investment Income               5,951       342       392      --         --

Expenses:
    Mortality and expense risk
    and administrative charges        1,440       242       271       209          1
                                    ------------------------------------------------

Net investment income (loss)          4,511       100       121      (209)        (1)
                                    ------------------------------------------------

Realized and unrealized
gain (loss) on investments:
    Net realized (loss) gain from
    shares sold                        --         517       179       176       --

    Net unrealized appreciation
    (depreciation) on investments      --       1,649    28,540     6,725        (58)
                                    ------------------------------------------------

    Net realized and unrealized
    gain (loss) on investments         --      17,166    28,719     5,901        (58)
                                    ------------------------------------------------

Increase (decrease) in net assets
resulting from operations           $ 4,511   $17,266   $28,840   $ 6,692    ($   59)
                                    ================================================


      The accompanying notes are an integral part of these financial statements



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                VIPF
                                    --------------------------------------------------------------------------
                                                               HIGH                                INVESTMENT
                                     OVERSEAS      GROWTH     INCOME      INDEX 500   COUNTRAFUND  GRADE BOND
                                     --------      ------     ------      ---------   -----------  ----------

Investment Income:
    Dividend income                 $    --     $     548    $  14,713    $  33,242    $   1,554    $    --
    Capital gains distribtions           --        54,534         --         14,531       56,404         --
                                    --------------------------------------------------------------------------
Total Investment Income                  --        55,082       14,713       45,773       54,958         --

Expenses:
    Mortality and expense risk
    and administrative charges            264       5,817        2,065       30,527        4,347           70
                                    --------------------------------------------------------------------------
Net investment (loss) income              264       49,265       12,648       17,246       53,611         (70)
                                    --------------------------------------------------------------------------
Realized and unrealized
gain (loss) on investments:
    Net realized (loss) gain from
    shares sold                            71      22,947      (10,482)     149,328        4,374           17

    Net unrealized aprreciation
    (depreciation) on investments       1,470    (191,448)     (71,902)    (634,623)    (104,591)       1,460
                                    --------------------------------------------------------------------------
    Net realized and unrealized
    (loss) gain on investments          1,541    (168,501)     (82,384)    (485,295)    (100,217)       1,477
                                    --------------------------------------------------------------------------

Increase (decrease) in net assets
resulting from operations           $   1,277   ($119,236)   ($ 69,736)   ($468,049)   ($ 46,606)   $   1,407
                                    ===========================================================================


                                      AMERICAN CENTURY VARIABLE
                                            PORTFOLIO
                                   --------------------------------
                                                       VP INCOME &
                                      VP VALUE          GROWTH
                                   -------------    --------------

Investment Income:
    Dividend income                $     485             $   1,305
    Capital gains distribtions         1,241                  --
                                   -------------------------------
Total Investment Income                1,726                 1,305

Expenses:
    Mortality and expense risk
    and administrative charges           489                 2,469
                                   -------------------------------
Net investment (loss) income           1,237                (1,164)
                                   -------------------------------
Realized and unrealized
gain (loss) on investments:
    Net realized (loss) gain from
    shares sold                       (1,373)                3,137

    Net unrealized aprreciation
    (depreciation) on investments     16,965               (40,339)
                                   -------------------------------
    Net realized and unrealized
    (loss) gain on investments        15,592               (37,202)
                                   -------------------------------
Increase (decrease) in net assets
resulting from operations          $  16,829             ($ 38,366)
                                   ===============================




      The accompanying notes are an integral part of these financial statements



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                      JP MORGAN SERIES     NEUBERGER
                                         TRUST II           BERMAN        INVESCO VARIABLE INVESTMENT FUND
                                    --------------------   ----------     --------------------------------
                                  INTERNATIONAL   SMALL     PARTNERS                              HEALTH
                                  OPPORTUNITIES  COMPANY    PORTFOLIO    DYNAMICS   TECHNOLOGY    SCIENCES
                                  -------------  -------    ---------    --------   ----------    --------
Investment Income:
    Dividend income                 $    354    $    430    $  1,062        --          --          --
    Capital gains                      3,785       6,531      22,600        --          --          --
     distributions
                                    --------------------------------------------------------------------
Total Investment Income                4,139       6,961      23,662        --          --          --

Expenses:
    Mortality and expense risk
    and administrative charges         1,094       2,003         951           2           1           1
                                    --------------------------------------------------------------------

Net investment income (loss)           3,045       4,958      22,711          (2)         (1)         (1)
                                    --------------------------------------------------------------------

Realized and unrealized
(loss) gain on investments:
    Net realized (loss) gain from
    shares sold                        1,157      13,461     (10,396)          2           1        --

    Net unrealized (depreciation)
    appreciation on investments      (28,686)    (54,475)    (13,569)       (187)       (146)        845
                                    --------------------------------------------------------------------

    Net realized and unrealized
    (loss) gain on investments       (27,529)    (41,014)    (23,965)       (185)       (145)        844
                                    --------------------------------------------------------------------

(Decrease) increase in net assets
resulting from operations           ($24,484)   ($36,056)   ($ 1,254)   ($   187)   ($   146)   $    844
                                    ====================================================================


      The accompanying notes are an integral part of these financial statements



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                              GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                    -----------------------------------------------------------
                                    INTERNATIONAL      GLOBAL        CORE SMALL     MID CAP
                                        EQUITY         INCOME        CAP EQUITY      VALUE             TOTAL
                                        ------         ------        ----------      -----             -----
Investment Income:
    Dividend income                 $       --      $       --      $       --      $       --      $    231,600
    Capital gains
     distributions                          --              --              --              --           295,434
                                    ----------------------------------------------------------------------------
Total Investment Income                     --              --              --              --           527,034

Expenses:
    Mortality and expense risk              --
    and administrative charges            (1,223)            525             882             278          83,169

                                    ----------------------------------------------------------------------------
Net investment income (loss)              (1,223)           (525)           (882)           (278)        443,865
                                    ----------------------------------------------------------------------------

Realized and unrealized
(loss) gain on investments:
    Net realized (loss) gain from
    shares sold                          (17,255)          4,488           2,682           9,523          81,848

    Net unrealized (depreciation)
    appreciation on investments          (15,352)            321          14,390           1,189     (13,646,321)
                                    ----------------------------------------------------------------------------
    Net realized and unrealized
    (loss) gain on investments           (32,607)          4,809         (11,708)         10,712      (1,264,473)
                                    ----------------------------------------------------------------------------

(Decrease) increase in net assets
resulting from operations           ($    33,830)   $      4,284    ($    12,590)   $     10,434    ($   820,608)
                                    ============================================================================


      The accompanying notes are an integral part of these financial statements



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999



                                                                MARKET STREET FUND
                                    -------------------------------------------------------------------------------
                                      MONEY               AGGRESSIVE                                       SENTINEL
                                      MARKET    GROWTH     GROWTH      MANAGED       BOND    INTERNATIONAL  GROWTH
                                      ------    ------     ------      -------       ----    -------------  ------
Investment Income:
    Dividend income                 $ 40,526   $     80    $     19    $    514    $     92    $     86   $     31
    Capital gains
     distributions                      --          468         477       3,506          72         440        704
                                    ------------------------------------------------------------------------------
Total Investment Income               40,526        548         496       4,020         164         526        735

Expenses:
    Mortality and expense risk
    and administrative charges        10,778      1,156         327       1,606         853         458        791
                                    ------------------------------------------------------------------------------

Net investment income (loss)          29,748       (608)        169       2,414        (689)         68        (56)
                                    ------------------------------------------------------------------------------

Realized and unrealized
(loss) gain on investments:
    Net realized (loss) gain from
    shares sold                         --        1,290         460       4,325        (220)      5,442      4,725

    Net unrealized (appreciation)
    depreciation on investments         --          762       9,017      (7,496)      1,716      13,170     35,074
                                    ------------------------------------------------------------------------------
    Net realized and unrealized
    (loss) gain on investments
                                        --        2,052       9,477      (3,171)      1,496      18,612     39,799
                                    ------------------------------------------------------------------------------
(Increase) Decrease in net assets
resulting from operations
                                    $ 29,748   $  1,444    $  9,646    ($   757)   $    807    $ 18,680   $ 39,743
                                    ==============================================================================





                                       AMERICAN CENTURY
                                      VARIABLE  PORTFOLIOS
                                    ---------------------
                                                VP INCOME &
                                    VP VALUE      GROWTH
                                    --------      ------
Investment Income:

    Dividend income                 $     58    $      4
    Capital gains
     distributions                       552        --
                                    --------    --------
Total Investment Income                  610           4


Expenses:
    Mortality and expense risk
    and administrative charges           174         700
                                    --------    --------


Net investment income (loss)             136        (696)
                                    --------    --------


Realized and unrealized
(loss) gain on investments:
    Net realized (loss) gain from
    shares sold                         (181)      1,508


    Net unrealized (appreciation)
    depreciation on investments       (2,446)      2,046
                                    --------    --------
    Net realized and unrealized
    (loss) gain on investments
                                      (2,627)     21,554
                                    --------    --------
(Increase) Decrease in net assets
resulting from operations
                                    ($ 2,191)   $ 20,858
                                    ========    ========



   The accompanying notes are an integral part of these financial statements



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                      STRONG                  GOLDMAN SACHS
                                                                     VARIABLE                   VARIABLE
                                      JP MORGAN SERIES               INSURANCE  NEUBERGER       INSURANCE
                                         TRUST II          STRONG      FUNDS     BERMAN           TRUST
                                    --------------------  --------   --------   ----------  --------------------
                                  INTERNATIONAL   SMALL  OPPORTUNITY  MID CAP    PARTNERS INTERNATIONAL GLOBAL
                                  OPPORTUNITIES  COMPANY   FUND II     GROWTH    PORTFOLIO   EQUITY     INCOME
                                  -------------  -------   -------     ------    ---------   ------     ------
Investment Income:
    Dividend income                 $    303   $     40   $   --     $   --      $    972   $  1,470   $    380
    Capital gains
     distributions                     1,865      3,993      1,683          5       1,690      7,316         60
                                    ---------------------------------------------------------------------------

Total Investment Income                2,168      4,033      1,683          5       2,662      8,786        440

Expenses:
    Mortality and expense risk
    and administrative charges           144        632        156        421         764        424         37
                                    ---------------------------------------------------------------------------

Net investment income (loss)           2,024      3,401      1,527       (416)      1,898      8,362        403
                                    ---------------------------------------------------------------------------


Realized and unrealized
(loss) gain on investments:
    Net realized (loss) gain from
    shares sold                        1,139      2,279      1,418      5,601       1,010        784        (82)


    Net unrealized (appreciation)
    depreciation on investments        6,017     51,818      3,679     50,886       2,934     15,215       (260)
                                    ---------------------------------------------------------------------------
    Net realized and unrealized
    (loss) gain on investments         7,156     54,097      5,097     56,487       2,944     15,999       (342)
                                    ---------------------------------------------------------------------------

(Increase) Decrease in net assets
resulting from operations           $  9,180   $ 57,498   $  8,624   $ 56,071    $  5,842   $ 24,361   $     61
                                    ===========================================================================




                                        GOLDMAN SACHS
                                          VARIABLE
                                          INSURANCE
                                            TRUST
                                    ---------------------
                                   CORE SMALL    MID CAP
                                   CAP EQUITY     VALUE
                                   ----------     -----

Investment Income:

    Dividend income                 $    194    $    198
    Capital gains
     distributions                      --          --
                                    --------    --------


Total Investment Income                  194         198

Expenses:
    Mortality and expense risk
    and administrative charges           408         129
                                    --------    --------

Net investment income (loss)            (214)         69
                                    --------    --------
Realized and unrealized
(loss) gain on investments:
    Net realized (loss) gain from
    shares sold                          833         242
    Net unrealized (appreciation)
    depreciation on investments       14,070      (1,252)
                                    --------    --------
    Net realized and unrealized
    (loss) gain on investments        14,903      (1,010)
                                    --------    --------
(Increase) Decrease in net assets
resulting from operations           $ 14,689    ($   941)
                                    ========    ========





   The accompanying notes are an integral part of these financial statements




       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                        VIPF
                                    ------------------------------------------
                                                HIGH         INDEX
                                     GROWTH    INCOME         500     CONTRAFUND  TOTAL
                                     ------    ------         ---     ----------  -----
Investment Income:
    Dividend income                 $    152   $      0    $  8,889   $    223   $ 57,879
    Capital gains
      distributions                    9,579        136       6,032      1,639     40,217
                                    -----------------------------------------------------
Total Investment income                9,731      3,784      14,921      1,862     98,096

Expenses:
    Mortality and expense risk
    and administrative charges         1,530        909      12,632      1,146     36,175
                                    -----------------------------------------------------

Net investment income                  8,201      2,875       2,289        716     61,921
                                    -----------------------------------------------------

Realized and unrealized
(loss) gain on investments:
    Net realized (loss) gain from
    shares sold                        5,362       (692)     93,217      6,154    134,614

    Net unrealized appreciation
    (depreciation)                    56,306      2,934     256,118     41,349    569,657
                                    -----------------------------------------------------

    Net realized and unrealized
    gain on investments               61,668      2,242     349,335     47,503    704,271
                                    -----------------------------------------------------

Increase (decrease) in net assets
resulting from operations           $ 69,869   $  5,117    $351,624   $ 48,219   $766,192
                                    =====================================================




   The accompanying notes are an integral part of these financial statements



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                                        NEUBERGER
                                           MARKET STREET FUND               ALGER AMERICAN FUND             DREYFUS      BERMAN
                                          ----------------------    -----------------------------------    ----------   ----------
                                                                    LEVERAGED                               SOCIALLY     PARTNERS
                                            MANAGED       BOND       ALL CAP       GROWTH      SMALL CAP   RESPONSIBLE   PORTFOLIO
                                            -------       ----       -------       ------      ---------   -----------   ---------

Net Investment Income (loss)              $  29,338    $  21,249    $      80    $   1,726    ($     15)   ($      4)   $   6,806

Realized and unrealized
(loss) gain on investments:
Net realized (loss) gain
 from shares sold                            (3,421)         691         (276)      (1,527)        (937)         (10)     (13,030)

Net unrealized (depreciation)
appreciation on investments                 (48,982)       5,067           42          989          201          (45)        (173)
                                          ---------------------------------------------------------------------------------------

Net realized and unrealized
(loss) gain on investments                  (52,403)       6,758         (234)      (2,516)        (736)         (55)     (13,203)
                                          ---------------------------------------------------------------------------------------


(Decrease) increase in net assets
resulting from opertions                    (23,065)      28,007         (154)        (790)        (751)         (59)      (6,397)
                                          ---------------------------------------------------------------------------------------

Accumulation unit transactions:
  Partcipant deposit                         96,687       97,050        2,221        5,144        5,027        1,053       57,363
  Transfers between Investment
   sub-accounts and general
   account, net                               7,277        1,350        5,732       32,323       (1,305)          10       (4,758)
  Surrenders and lap                       (101,826)        --           --           --           --           --         (6,720)
  Transfers for poliy loan                     --           --           --           --           --           --
  Contract charges                          (32,714)     (21,509)        (903)      (2,431)        (656)        (194)     (11,291)
  Miscellaneous                                 251          468           (1)         948          252         --            (28)
                                          ---------------------------------------------------------------------------------------

Total net accumulation
  unit transactions                         (30,325)      77,359        7,049       35,984        3,318          869       34,566
                                          ---------------------------------------------------------------------------------------

(Decrease) increase in net assets           (53,390)     105,366        6,895       35,194        2,567          810       28,169

Net assets, beginning of period             366,152      383,483          994         --           --           --        206,349
                                          ---------------------------------------------------------------------------------------

Net assets, end of period                   312,762      488,849        7,889       35,194        2,567          810      234,518
                                          =======================================================================================

Units issued, Transferred and Redeemed:
  Beginning balance                      $32,022.39   $34,186.35    $   99.11         --           --           --     $20,455.74
  Units issued                            $7,988.35    $8,018.34    $  263.60    $  566.77    $  501.91    $  128.61    $5,756.48
  Units transferred                         $601.08    $  111.51    $  680.31    $3,561.35    ($ 160.60)   $    1.20    ($ 477.47)
  Units redeemed                        ($11,191.61)  ($1,737.99)   ($ 107.29)   ($ 163.40)   ($  40.33)   ($  23.32)  ($1,610.24)
                                        -----------------------------------------------------------------------------------------
  Ending balance                       $  29,418.21   $40,576.21    $  935.73    $3,964.73    $  331.28    $  104.49   $23,924.49
                                        =========================================================================================




   The accompanying notes are an integral part of these financial statements




       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                    VIPF
                                          -----------------------------------------------------------------
                                            OVERSEAS        GROWTH       HIGH INCOME           CONTRAFUND
                                            --------        ------       -----------           ----------
Net Investment
  Income (loss)                           $    47,432    $    51,244    $    31,723            $    17,569

Realized and unrealized
(loss) gain on investments:
Net realized (loss)
  gain from shares sold                       (14,449)      (110,132)       (85,917)               (98,355)

Net unrealized (depreciation)
appreciation on investments                   (131,71)       (99,257)         2,627                 (8,723)
                                          ----------------------------------------------------------------

Net realized and unrealized
(loss) gain on investments                   (146,160)      (209,309)       (83,290)              (107,078)
                                          ----------------------------------------------------------------


(Decrease) increase in net assets
resulting from operations                     (98,728)      (158,145)       (51,567)               (89,509)
                                          ----------------------------------------------------------------

Accumulation unit transactions:
  Partcipant deposit                          124,359        288,400         76,859                163,243
  Transfers between Investment
   sub-accounts and
   general account, net                        25,053        166,134         78,644                (20,433)
  Surrenders and lapses                        (9,623)       (33,147)        (3,447)               (81,304)
  Transfers for poliy loans                      (318)          (172)          (175)                  (684)
  Contract charges                            (21,989)       (77,806)       (20,479)               (49,193)
  Miscellaneous                                    (6)        (1,328)          (130)                   139
                                          ----------------------------------------------------------------

Total net accumulation
  unit transactions                           117,794        341,935        131,275                 12,277
                                          ----------------------------------------------------------------

Increaase (decrease)
  in net assets                                19,066        183,790         79,708                838,060

Net assets, beginning
  of period                                   410,864        859,574        267,240                659,109
                                          ----------------------------------------------------------------

Net assets,
  end of period                               429,930      1,043,364        346,948                581,877
                                          ================================================================

Units issued, Transferred and Redeemed:
  Beginning balance                       $ 40,983.59    $ 58,326.55    $ 35,327.17            $ 50,043.80
  Units issued,                           $ 14,164.15    $ 23,315.82    $  9,737.93            $ 12,395.06
  Units transferred                       $  2,853.47    $ 13,431.17    $  9,904.09            ($ 1,637.02)
  Units redeemed                          ($ 3,601.21)   ($ 9,103.11)   ($ 3,069.65)           ($10,457.87)
                                          ----------------------------------------------------------------
  Ending balance                          $ 54,400.00    $ 85,970.43    $ 51,959.54            $ 50,343.97
                                          ================================================================






                                                             VIPF
                                          --------------------------------------------------
                                                                   INVESTMENT       EQUITY
                                            INDEX 500              GRADE BOND       INCOME
                                            ---------              ----------       ------
Net Investment
  Income (loss)                           $    10,214             $     4,856    ($      263)

Realized and unrealized
(loss) gain on investments:
Net realized (loss)
  gain from shares sold                      (254,345)                    563         (7,879)

Net unrealized (depreciation)
appreciation on investments                  (523,867)                  8,170          5,596
                                          --------------------------------------------------

Net realized and unrealized
(loss) gain on investments                   (778,212)                  8,733         (2,283)
                                          --------------------------------------------------


(Decrease) increase in net assets
resulting from operations                    (758,998)                 13,331         (2,566)
                                          --------------------------------------------------
Accumulation unit transactions:
  Partcipant deposit                        1,608,001                  25,733          2,844
  Transfers between Investment
   sub-accounts and
   general account, net                       387,035                 299,060         64,151
  Surrenders and lapses                       (83,409)                   --             --
  Transfers for poliy loans                      (684)                   --             --
  Contract charges                           (375,186)                (13,653)        (2,031)
  Miscellaneous                                61,301                       8             26
                                          --------------------------------------------------
Total net accumulation
  unit transactions                         1,597,058                 311,148         64,990
                                          --------------------------------------------------
Increaase (decrease)
  in net assets                               838,060                 324,479         62,424

Net assets, beginning
  of period                                 4,871,213                 108,346           --
                                          --------------------------------------------------
Net assets,
  end of period                             5,709,273                 432,825         62,424
                                          ==================================================
Units issued, Transferred and Redeemed:
  Beginning balance                       $402,646.88             $ 10,628.02           --
  Units issued,                           $135,156.38             $  2,358.41    $    275.70
  Units transferred                       $ 32,531.23             $ 27,408.61    $  8,218.83
  Units redeemed                          ($33,451.02)            ($ 1,250.55)   ($   194.37)
                                          --------------------------------------------------
  Ending balance                          $536,883.47             $ 39,144.49    $  6,300.16
                                          ==================================================





   The accompanying notes are an integral part of these financial statements



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                                                             STRONG
                                                                                                            VARIABLE
                                            AMERICAN CENTURY           JP MORGAN SERIES                     INSURANCE
                                           VARIABLE PORTFOLIOS            TRUST II             STRONG         FUNDS
                                          ----------------------    -----------------------   ---------    ----------
                                                       VP INCOME   INTERNATIONAL   SMALL     OPPORTUNITY     MID CAP
                                           VP VALUE     & GROWTH   OPPORTUNITIES  COMPANY      FUND II       GROWTH
                                           --------     --------   -------------  -------      -------       ------

Net Investment Income (loss)              $     403    $     264    $   5,736    ($  1,724)   $  37,424    ($  3,947)

Realized and unrealized
(loss) gain on investments:
Net realized
 (loss) from shares sold                     13,054       (5,199)     (30,598)       5,582      (18,362)    (159,363)

Net unrealized (depreciation)
appreciation on investments                  26,743      (33,567)     (17,775)     (25,974)     (19,467)     (37,888)
                                          --------------------------------------------------------------------------

Net realized and unrealized
(loss) gain on investments                   39,797      (38,766)     (48,373)     (20,392)     (37,829)    (197,251)
                                          --------------------------------------------------------------------------


(Decrease) increase in net assets
resulting from operations                    40,200      (38,502)     (42,637)     (22,116)        (405)    (201,198)
                                          --------------------------------------------------------------------------

Accumulation unit transactions:
  Partcipant deposit                        106,254      112,298       34,865       57,740       90,976      198,016
  Transfers between Investment
   sub-accounts and
   general  account, net                    169,934       52,134       63,097       10,264       31,342       62,714
  Surrenders and lapses                     (12,690)     (17,357)      (6,804)     (40,736)     (16,707)     (26,353)
  Transfers for policy loans                   (483)        --           --           --           --           --
  Contract charges                          (17,367)     (25,495)     (10,571)    (169,835)     (12,384)     (43,656)
  Miscellaneous                                  14          (38)         200         (510)      (2,595)      (3,041)
                                          --------------------------------------------------------------------------

Total net accumulation
  unit transactions                         245,662      121,542       80,787        9,763       90,632      187,680
                                          --------------------------------------------------------------------------

Increase (decrease) in
  net assets                                285,862       83,040       38,150      (12,353)      90,227      (13,518)

Net assets, beginning
  of period                                 190,785      377,376      177,210      295,535      197,457      592,821
                                          --------------------------------------------------------------------------

Net assets,
  end of period                           $ 476,647    $ 460,416    $ 215,360    $ 253,182    $ 287,684    $ 579,303
                                          ==========================================================================

Units issued, Transferred and Redeemed:
  Beginning balance                       17,327.90    32,756.72    16,948.82    24,776.96    14,277.06    31,534.90
  Units issued,                            9,101.67    10,024.99     3,578.96     5,376.04     7,351.40    13,691.49
  Units transferred                       14,556.47     4,854.07     6,658.00       955.66     2,532.25     4,336.25
  Units redeemed                          (2,614.84)   (3,828.85)   (1,812.31)   (5,422.69)   (2,560.92)   (5,050.92)
                                          --------------------------------------------------------------------------
  Ending balance                          $38,371.20   $43,605.93   $25,747.47   $25,685.97   $21,600.66   $44,511.72
                                          ===========================================================================


   The accompanying notes are an integral part of these financial statements




       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                               INVESCO VARIABLE INVESTMENT FUND           SENTINEL VARIABLE PRODUCTS TRUST
                                          --------------------------------------------    ---------------------------------
                                                            HEALTH                          GROWTH          COMMON
                                           DYNAMICS        SCIENCES         TECHNOLOGY       INDEX          STOCK
                                           --------        --------         ----------       -----          -----

Net Investment Income (loss)              ($        97)   $        102    ($        65)   ($        15)   $     37,183

Realized and unrealized
(loss) gain on investments:
Net realized
 (loss) from shares sold                          (567)         (1,288)         (1,382)           --          (7,112))

Net unrealized (depreciation)
appreciation on investments                       (580)          1,079            (691)            126         (26,886)
                                          ----------------------------------------------------------------------------

Net realized and unrealized
(loss) gain on investments                      (1,147)           (209)         (2,273)            126         (35,798)
                                          ----------------------------------------------------------------------------

(Decrease) increase in net assets
resulting from operations                       (1,174)           (107)         (2,328)            111         (32,615
                                          ----------------------------------------------------------------------------

Accumulation unit transactions:
  Partcipant deposit                             1,673          20,675           9,595           3,773         131,477
  Transfers between Investment
   sub-accounts and
   general  account, net                         1,415          40,368           4,776           2,735          50,699
  Surrenders and lapses                           --              --              --              --           (60,763)
  Transfers for policy loans                      --              --              --              --              --
  Contract charges                                (536)         (1,873)         (1,156)         (1,280)        (33,827)
  Miscellaneous                                   --               179               1               2             (15)
                                          ----------------------------------------------------------------------------

Total net accumulation
  unit transactions                              2,552          59,349          13,216           5,230          87,871
                                          ----------------------------------------------------------------------------

Increase (decrease) in
  net assets                                     1,378          59,242          10,888           5,341          55,256

Net assets, beginning
  of period                                      2,137          15,466             906            --           359,713
                                          ----------------------------------------------------------------------------
                                          $      3,515    $     74,708    $     11,794    $      5,341    $    414,969
                                          ============================================================================
Net assets,
  end of period


Units issued, Transferred and Redeemed:
  Beginning balance                             199.58        1,460.63           89.88            --         31,198.56
  Units issued,                                 181.69        2,302.89        1,502.42          470.37       11,915.97
  Units transferred                             153.67        4,496.39          747.84          340.97        4,594.93
  Units redeemed                                (58.21)        (188.69)        (180.85)        (159.33)        (159.33)
                                          ----------------------------------------------------------------------------
   Ending balance                               476.73        8,071.22        2,159.29          652.01       39,162.45
                                         =============================================================================




                                                   SENTINEL VARIABLE PRODUCTS TRUST
                                          ------------------------------------------------------
                                            MID CAP           MONEY                     SMALL
                                            GROWTH            MARKET                   COMPANY          TOTAL
                                            ------            ------                   -------          -----


Net Investment Income (loss)              ($     2,538)   $     20,272              ($     1,675)   $    288,080


Realized and unrealized
(loss) gain on investments:
Net realized
 (loss) from shares sold                       (43,665)           --                       2,547        (835,377)


Net unrealized (depreciation)
appreciation on investments                    (49,148)           --                      43,190        (934,092)
                                          ----------------------------------------------------------------------


Net realized and unrealized
(loss) gain on investments                     (93,013)           --                      45,737      (1,769,459)
                                          ----------------------------------------------------------------------


(Decrease) increase in net assets
resulting from operations                      (95,551)         20,272                    44,062      (1,481,389)
                                          ----------------------------------------------------------------------

Accumulation unit transactions:
  Partcipant deposit                           172,890       2,247,684                   150,846       5,892,746
  Transfers between Investment
   sub-accounts and
   general  account, net                        51,801     (1,776,144,                       804          50,313
  Surrenders and lapses                        (21,235)        (22,760)                  (20,584)       (565,465)
  Transfers for policy loans                      --              --                         (21)         (1,853)
  Contract charges                             (27,007)       (191,587)                  (23,668)     (1,037,137)
  Miscellaneous                                 (3,493)         (1,611)                     (697)         50,296
                                          ----------------------------------------------------------------------

Total net accumulation
  unit transactions                            172,956         255,057                   250,680       4,288,274
                                          ----------------------------------------------------------------------
Increase (decrease) in
  net assets                                    77,405         275,329                   294,742       2,806,895


Net assets, beginning
  of period                                    397,959       1,349,442                     4,328       1,248,481
                                          ----------------------------------------------------------------------
Net assets,
  end of period                           $    475,364    $  1,624,793              $    719,070    $ 15,291,376
                                          ======================================================================



Units issued, Transferred and Redeemed:
  Beginning balance                          27,331.54      116,742.43                 27,478.17
  Units issued,                              15,767.52      177,742.55                 10,062.35
  Units transferred                           4,724.24      (140,45.59)                 9,659.31
  Units redeemed                             (4,718.22)     (17,077.54)                (2,999.78)
                                          ------------------------------------------------------
  Ending balance                             43,105.08      135,911.85                 44,200.05
                                          ======================================================




   The accompanying notes are an integral part of these financial statements



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                              MARKET STREET FUND
                                          ---------------------------------------------------------------------------------------
                                             MONEY                      AGGRESSIVE
                                            MARKET         GROWTH         GROWTH         MANAGED          BOND      INTERNATIONAL
                                            ------         ------         ------         -------          ----      -------------
Net Investment Income                        $    34,054    $    16,101    $     4,546    $    17,853    $    12,215    $  17,987

Realized and unrealized
(loss) gain on investments:
Net realized (loss) gain
  from shares sold                                --             (5,828)        23,048        (18,779)          (470)     (18,625)

Net unrealized (depreciation)
appreciation on investments                       --             (1,897)        (9,375)        27,599         14,941      (13,836)
                                          ------------------------------------------------------------------------------------

Net realized and unrealized
(loss) gain on investments                        --             (7,725)        13,673          8,820         14,471      (32,461)
                                          ------------------------------------------------------------------------------------


Increases (Decrease) in net assets
resulting from operations                         34,054          8,376         18,219         26,673         26,686      (14,474)
                                          ------------------------------------------------------------------------------------

Accumulation unit transactions:
Partcipant deposit                             2,561,717         95,837         45,329        138,113         73,862       31,597
Transfers between Investment
sub-accounts and general
  account, net                                (3,592,271)      (313,099)      (111,364)       (12,914)        50,821     (159,548)
Surrenders and lapses                               (187)        (5,884)        (9,417)          --             --         (3,068)
Contract charges                                (114,005)       (20,467)        (3,901)       (38,011)       (10,842)      (7,043)
Miscellaneous                                       (430)            (8)           (25)        (2,878)            48            5
                                          ------------------------------------------------------------------------------------

Total net accumulations
  unit transactions                           (1,145,176)      (243,621)       (79,378)        84,310        113,889     (138,057)
                                          ------------------------------------------------------------------------------------

(Decrease) increase in net assets             (1,111,122)      (235,245)       (61,159)       110,983        140,575     (152,531)

Net assets, beginning of period                1,111,122        235,245         61,159        255,169        242,908      152,531
                                          ------------------------------------------------------------------------------------

Net assets, end of-period                        --             --             366,152        383,483           --           --
                                          =====================================================================================

Units issued, Transferred and Redeemed:
Beginning balance                           87,355.06      22,399.80       5,483.25      24,269.83       23,72958      12,444.41
Units issued                               195,409.75       8,811.81       3,131.22      12,699.98       6,781.68       2,848.17
Units transferred                         (274,021.28)    (28,768.06)     (7,692.80)     (1,187.53)      4,647.80     (14,381.67)
Units redeemed                              (8,74353)      (2,423.55)       (921.67)     (3,759.89)       (972.69)       (910.91)
                                          --------------------------------------------------------------------------------------

Ending balance                                   --             --             --        32,022.39      34,188.35           --
                                          =======================================================================================








                                            MARKET                      STRONG
                                            STREET                     VARIABLE
                                             FUND                      INSURANCE
                                                          STRONG        FUNDS
                                          -------------  -----------   ------------
                                            SENTINEL      OPPORTUNITY    MID CAP
                                             GROWTH         FUND II      GROWTH
                                             ------         -------      ------

Net Investment Income                     $   111,486    $    25,131    $    39,658

Realized and unrealized
(loss) gain on investments:
Net realized (loss) gain
  from shares sold                           (122,717)         4,101         48,566

Net unrealized (depreciation)                 (37,057)       (26,254)      (204,241)
appreciation on investments               -----------------------------------------


Net realized and unrealized
(loss) gain on investments                   (150,374)       (22,153)      (155,675)
                                          -----------------------------------------


Increases (Decrease) in net assets
resulting from operations                     (48,888)         2,978       (116,017)
                                          -----------------------------------------

Accumulation unit transactions:
Partcipant deposit                             84,395         57,843        162,916
Transfers between Investment
sub-accounts and general
  account, net                               (175,876)        83,885        328,432
Surrenders and lapses                           9,462           (444)          (438)
Contract charges                              (13,843)        (8,117)       (33,812)
Miscellaneous                                  (1,248)           114         (1,291)
                                          -----------------------------------------

Total net accumulations
  unit transactions                          (118,034)       133,281        455,807

                                          ----------------------------------------
(Decrease) increase in net assets           (164,922)       136,259        339,790


Net assets, beginning of period               164,922         61,198        253,031
                                          -----------------------------------------

Net assets, end of-period                $     --       $   197,457   $    592,821
                                         =========================================

Units issued, Transferred and Redeemed:
Beginning balance                          11,226.86       4,718.77      11,462.78
Units issued                                8,165.63       4,149.10       7,174.27
Units transferred                         (17,016.92)      6,017.14       1,462.98
Units redeemed                             (2,375.69)       (605.95)     (1,565.11)
                                         -----------------------------------------
                                                --        14,277.06      31,534.90
Ending balance                           =========================================




   The accompanying notes are an integral part of these financial statements




       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                  ALGER
                                                                                                 AMERICAN
                                                    SENTINEL VARIABLE PRODUCTS TRUST              FUND
                                            ------------------------------------------------    ---------
                                               MONEY      COMMON       SMALL        MID CAP     LEVERAGED
                                               MARKET      STOCK      COMPANY        GROWTH      ALL CAP
                                               ------      -----      -------        ------      -------
Net Investment Income (loss)                $    4,511    $    99    $     121    $    (209)    $    (1)

Realized and unrealized
(loss) gain on investments:
Net realized gain
  from shares sold                                --          518          179          176       --

Net unrealized appreciation
(depreciation) on investments                     --       16,649       28,540        6,725         (58)
                                          -------------------------------------------------------------

Net realized and unrealized
gain (loss) on investments                        --       17,167       26,719        6,901         (58)
                                          -------------------------------------------------------------


Increases (Decrease) in net assets
resulting from operations                        4,511     17,266       28,840        6,692         (59)
                                          -------------------------------------------------------------

Accumulation unit transactions:
Partcipant deposit                             660,624      1,499       19,995       34,129        --
Transfers between Investment
sub-accounts and general
  account, net                                 697,745    344,195      376,949      359,098       1,061
Surrenders and lapses                             (874)     --           --           --            --
Contract charges                               (12,054)    (3,303)      (1,486)      (2,051)         (8)
Miscellaneous                                     (488)        56           30           93         --
                                          -------------------------------------------------------------

Total net accumulations
  unit transactions                          1,344,953    342,447      395,488      391,267       1,053
                                          -------------------------------------------------------------

Increase in net assets                       1,349,464    359,713      424,328      397,958         994

Net assets, beginning of period                 --          --          --            --           --
                                          -------------------------------------------------------------

Net assets, end of period                   $1,349,464 $  359,713   $  424,328   $  397,959     $   994
                                          =============================================================

Units issued, Transferred and Redeemed:
Beginning balance                               --          --         --              --          --
Units issued                                 56,651.22     136.54     1,389.23     2,384.04        --
Units transferred                            60,045.76  31,357,83    26,190.04    25,084.29       99.85
Units redeemed                               (1,154.55)   (295.81)     (101.10)     (136.79)      (0.74)
                                          -------------------------------------------------------------

Ending balance                              115,742.43  31,198.56    27,478.17    27,331.54       99.11
                                          =============================================================



    The accompanying notes are an integral part of these financial statements




       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                                   VIPF
                                          --------------------------------------------------------------------------------------
                                                                           HIGH          INDEX                         INVESTMENT
                                           OVERSEAS         GROWTH        INCOME          500         CONTRAFUND       GRADE BOND
                                           --------         ------        ------          ---         ----------       ----------
Net Investment (loss) Income              $      (264)   $    40,265    $    12,648     $  17,246     $    53,611       $    (70)

Realized and unrealized
gain (loss) on investments:
Net realized gain (loss)
  from shares sold                                 71         22,947        (10,482)       149,328          4,374             17

Net unrealized appreciation
(depreciation) on investments                   1,470       (191,448)       (71,902)      (634,023)      (104,591)         1,460
                                          --------------------------------------------------------------------------------------

Net realized and unrealized
gain (loss) on investments                      1,541       (168,501)       (82,384)      (485,295)      (100,217)         1,477
                                          --------------------------------------------------------------------------------------


Increases (decrease) in net assets
resulting from operations                       1,277       (119,236)       (69,735)      (468,049)       (46,606)         1,407
                                          --------------------------------------------------------------------------------------

Accumulation unit transactions:
Partcipant deposit                             20,976        337,210         57,366      1,505,060        186,812             39
Transfers between Investment
sub-accounts and general
  account, net                                394,511        280,683         76,974      1,018,812        171,298        106,964
Surrenders and lapses                          (3,965)        (2,491)          --          (22,494)        (4,114)          --
Contract charges                               (1,958)       (64,700)       (12,778)      (265,956)       (41,354)          (565)
Miscellaneous                                      23            272          1,078         (4,279)           608            601
                                          --------------------------------------------------------------------------------------

Total net accumulations
  unit transactions                           409,587        550,980        122,640      2,231,143        313,250        106,939
                                          --------------------------------------------------------------------------------------

(Decrease) increase in net assets             410,864        431,744         52,904      1,763,094        266,644        108,346

Net assets, beginning of period                  --          427,830        214,336      3,108,119        392,465           --
                                          --------------------------------------------------------------------------------------

Net assets, end of-period                 $   410,864    $   859,574    $   267,240    $ 4,871,213    $   659,109    $   108,346
                                          ======================================================================================

Units issued, Transferred and Redeemed:
Beginning balance                                --             --           21,965.93     233,008.34      27,824.89     --
Units issued                                    2,098.63      35,697.55       6,240.82     114,432.90      13,250.61         3.90
Units transferred                              30,475.03      29,713.03       8,386.06      77,462.45      12,150.18    10,630.50
Units redeemed                                   (590.27)     (7,084.03)     (1,274.64)    (22,256.81)     (3,181.88)       (6.38)
                                          ---------------------------------------------------------------------------------------

Ending balance                                 40,983.59      58,326.55      35,327.17     402,646.88      50,043.80    10,628.02
                                          =======================================================================================



                                                              AMERICAN CENTURY
                                                             VARIABLE PORTFOLIOS
                                                       ----------------------------
                                                                        VP INCOME &
                                                           VP VALUE       GROWTH
                                                           --------       ------

Net Investment (loss) Income                             $     1,237    $    (1,164)

Realized and unrealized
gain (loss) on investments:
Net realized gain (loss)
  from shares sold                                            (1,373)         3,137

Net unrealized appreciation
(depreciation) on investments                                (16,965)       (40,339)

                                                        ---------------------------

Net realized and unrealized
gain (loss) on investments                                    15,592        (37,202)

                                                        ---------------------------


Increases (decrease) in net assets
resulting from operations                                     10,829        (38,366)

                                                        ---------------------------

Accumulation unit transactions:
Partcipant deposit                                            36,848         70,701
Transfers between Investment
sub-accounts and general
  account, net                                               104,121        152,058
Surrenders and lapses                                           --           (1,825)
Contract charges                                              (4,979)       (14,674)
Miscellaneous                                                     (9)          (237)

                                                        ---------------------------

Total net accumulations
  unit transactions                                          135,981        206,623

                                                        ---------------------------

(Decrease) increase in net assets                            152,810        168,257

Net assets, beginning of period                               37,975        209,119

                                                        ---------------------------

Net assets, end of-period                                $   190,785    $   377,376

                                                        ===========================

Units issued, Transferred and Redeemed:
Beginning balance                                           4,074.75      16,224.93
Units issued                                                3,591.29       5,656.77
Units transferred                                          10,147.97      12,214.07
Units redeemed                                               (486.11)     (1,339.05)

                                                        ---------------------------

Ending balance                                             17,327.90      32,756.72

                                                       ============================



    The accompanying notes are an integral part of these financial statements




       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                               JP MORGAN              NEUBERGER
                                             SERIES TRUST II           BERMAN      INVESCO VARIABLE INVESTMENT FUND
                                            ----------------------   ----------  -----------------------------------
                                            INTERNATIONAL   SMALL     PARTNERS                              HEALTH
                                            OPPORTUNITIES  COMPANY    PORTFOLIO     DYANMICS    TECHNOLOGY  SCIENCES
                                            -------------  -------    ---------     --------    ----------  --------
Net Investment Income (loss)              $   3,046    $   4,958    $  22,722    $      (2)   $      (1)   $      (1)

Realized and unrealized
gain (loss) on investments:
Net realized gain
  from shares sold                            1,157       13,461      (10,396)           2            1        (0.41)

Net unrealized (depreciation)
appreciation on investments                 (28,687)     (54,475)     (13,569)        (187)        (146)         845
                                          --------------------------------------------------------------------------

Net realized and unrealized
(loss) gain on investments                  (27,530)     (41,014)     (23,965)        (185)        (145)         845
                                          --------------------------------------------------------------------------


(Decrease) increase in net assets
resulting from operations                   (24,484)     (36,056)      (1,254)        (187)        (146)         844
                                          --------------------------------------------------------------------------

Accumulation unit transactions:
Partcipant deposit                           37,132       73,129       89,913         --           --         13,568
Transfers between Investment
sub-accounts and general
  account, net                              106,212       48,970      (12,861)       2,349        1,061        1,061
Surrenders and lapses                        (2,694)      (2,156)        --           --           --           --
Contract charges                             (7,018      (12,792)      (8,800)         (25)          (9)          (8)
Miscellaneous                                  (417)      (1,334)         (21)        --           --              2
                                          --------------------------------------------------------------------------

Total net accumulations
  unit transactions                         133,215      105,823       88,231        2,324        1,052       14,622
                                          --------------------------------------------------------------------------

Increase in net assets                      108,731       69,767       56,977        2,137         906,       15,468

Net assets, beginning of period              68,479      195,768      139,372         --           --           --
                                          --------------------------------------------------------------------------

Net assets, end of period                 $ 177,210    $ 265,535    $ 206,349    $   2,137    $     906    $  15,466
                                          ==========================================================================

Units issued, Transferred and Redeemed:
Beginning balance                          5,512.70    16,199.23    13,913.06         --           --           --
Units issued                               3,187.93     5,927.64     8,621.69         --           --       1,355.20
Units transferred                          9,118.84     3,969.85    (1,233.22)      201.70        90.67       106.01
Units redeemed                              (869.85)   (1,319.78)     (845.79)       (2.12)       (0.79)       (.067)
                                          --------------------------------------------------------------------------

Ending balance                            16,949.82    24,776.96    20,455.74       199.58        89.88     1,460.63
                                          ==========================================================================



    The accompanying notes are an integral part of these financial statements




       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000



                                               GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                            ------------------------------------------------
                                            INTERNATIONAL  GLOBAL     CORE SMALL    MID CAP
                                              EQUITY       INCOME     CAP EQUITY     VALUE        TOTAL
                                            -------------  -------    ---------     --------    ----------
Net Investment Income (loss)              $     (1,223)   $       (525)   $       (882)   $       (278)   $    443,864

Realized and unrealized
gain (loss) on investments:
Net realized gain
  from shares sold                             (17,255)          4,488           2,882           9,523          81,851

Net unrealized (depreciation)
appreciation on investments                    (15.352)            321         (14,390)          1,189      (1,346,323)
                                          ----------------------------------------------------------------------------

Net realized and unrealized
(loss) gain on investments                     (32,007)          4,809         (11,708)         10,712      (1,264,472)
                                          ----------------------------------------------------------------------------


(Decrease) increase in net assets
resulting from operations                      (33,830)          4,284         (12,590)         10,434        (820,608)
                                          ----------------------------------------------------------------------------

Accumulation unit transactions:
Partcipant deposit                              27,469          35,229          17,866          23,948       6,501,128
Transfers between Investment
sub-accounts and general
  account, net                                (127,334)        (48,852)        (90,805)        (62,944)             (4)
Surrenders and lapses                             (116)           --            (3,639)           --           (73,268)
Contract charges                                (6,154)         (4,016)         (3,527)         (1,844)       (720,001)
Miscellaneous                                    1,695           ,1220             (30)           (108)         (6,848)
                                          ----------------------------------------------------------------------------

Total net accumulations
  unit transactions                           (104,440)        (16,410)        (79,935)        (40,948)      5,700,906
                                          ----------------------------------------------------------------------------

Increase in net assets                        (138,280)        (12,126)        (92,525)        (30,514)      4,880,298

Net assets, beginning of period                138,270          12,120          92,525          30,514       7,604,183
                                          ----------------------------------------------------------------------------

Net assets, end of period                 $       --      $       --      $       --      $       --      $ 12,484,481
                                          ============================================================================

Units issued, Transferred and Redeemed:
Beginning balance                            10,567.92        1,149.40        9,590.49        3,603.11
Units issued                                  2,779.54        2,487.66        2,143.54        2,107.25
Units transferred                           (12,884.48)      (3,421.89)     (10,870.72)      (5,538.62)
Units redeemed                                 (462.98)        (195.17)        (863.31)        (171.74)
                                          ------------------------------------------------------------

Ending balance                                    --              --              --              --
                                          ============================================================



    The accompanying notes are an integral part of these financial statements



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                   MARKET STREET FUND
                                          --------------------------------------------------------------------------
                                             MONEY                      AGGRESSIVE
                                            MARKET         GROWTH         GROWTH         MANAGED          BOND
                                            ------         ------         ------         -------          ----
Net Investment Income (loss)              $    29,748    $      (606)   $       169    $     2,414    $      (689)

Realized and unrealized
gain (loss) on investments:
Net realized gain
  from shares sold                               --            1,290            460          4,325           (220)

Net unrealized appreciation
(depreciation) on investments                    --              762          9,017         (7,496)         1,716
                                          -----------------------------------------------------------------------

Net realized and unrealized
gain (loss) on investments                       --            2,052          9,477         (3,171          1,496


Increase (decrease)  in net assets
resulting from operations                      29,748          1,444          9,646           (757)           607
                                          -----------------------------------------------------------------------

Accumulation unit transactions:
Partcipant deposit                          4,315,273         80,466         13,505        159,494         17,149
Transfers between Investment
sub-accounts and general
  account, net                             (3,747,946)       142,903         36,708         53,839        219,508
Surrenders and lapses                            --           (1,098)          --             --             --
Contract charges                              (11,753)       (12,573)        (1,590)       (27,116)        (1,724)
Miscellaneous                                 (37,178)           237           (807)           (59)           483
                                          -----------------------------------------------------------------------

Total net accumulations
  unit transactions                           407,396        209,935         47,816        186,158        235,416
                                          -----------------------------------------------------------------------

Increase in net assets                        437,144        211,379         57,462        185,401        236,223

Net assets, beginning of period               673,978         23,866          3,697         69,768          6,685
                                          -----------------------------------------------------------------------

Net assets, end of period                 $ 1,111,122    $   235,245    $    61,159    $   255,169    $   242,908
                                          =======================================================================

Units issued, Transferred and Redeemed:
Beginning balance                           64,728.56       2,339.79         384.22       6,695.53         631.48
Units issued                               414,531.51       7,688.60       1,440.15      15,057.08       1,682.59
Units transferred                         (375,866.18)     13,654.87       3,914.49       5,082.69      21,537.25
Units redeemed                             (15,038.83)     (1,283.66)       (255.61)     (2,565.47)       (121.76)
                                          -----------------------------------------------------------------------
Ending balance                              87,355.06      22,399.80       5,483.25      24,269.83      23,729.56
                                          =======================================================================



                                                                           AMERICAN CENTURY
                                              MAREKT STREET FUND           VARIABLE PORTFOLIOS
                                          ---------------------------   ---------------------------
                                                          SENTINEL                     VP INCOME &
                                          INTERNATIONAL    GROWTH        VP VALUE        GROWTH
                                          -------------    ------        --------        ------
Net Investment Income (loss)              $        56    $       (56)   $       436    $      (696)

Realized and unrealized
gain (loss) on investments:
Net realized gain
  from shares sold                              5,442          4,725           (181)         1,508

Net unrealized appreciation
(depreciation) on investments                  13,170         35,074         (2,446)        20,046

                                          --------------------------------------------------------

Net realized and unrealized
gain (loss) on investments                     18,612         39,799         (2,627)        21,554



Increase (decrease)  in net assets
resulting from operations                      18,880         39,743         (2,191)        20,858

                                          --------------------------------------------------------

Accumulation unit transactions:
Partcipant deposit                             37,137         20,062         14,292         26,508
Transfers between Investment
sub-accounts and general
  account, net                                 95,714         93,011         23,632        150,485
Surrenders and lapses                          (3,628)        (1,270)          --             --
Contract charges                               (2,826)        (3,882)        (2,041)        (4,690)
Miscellaneous                                     (77)         1,311           (129)           329

                                          --------------------------------------------------------

Total net accumulations
  unit transactions                           126,320        109,232         35,654        172,632

                                          --------------------------------------------------------

Increase in net assets                        145,000        148,975         33,463        193,490

Net assets, beginning of period                 7,531         15,947          4,512         15,629

                                          --------------------------------------------------------

Net assets, end of period                 $   152,531    $   164,922    $    37,975    $   209,119

                                          ========================================================

Units issued, Transferred and Redeemed:
Beginning balance                              794.49       1,516.30         479.47       1,432.46
Units issued                                 3,424.98       1,783.49       1,441.18       2,271.41
Units transferred                            8,827.27       8,268.55       2,372.92      12,894.74
Units redeemed                                (602.33)       (341.46)       (218.82)       (373.68)

                                          --------------------------------------------------------

Ending balance                              12,444.41      11,226.88       4,074.75      16,224.93

                                          ========================================================





   The accompanying notes are an integral part of these financial statements



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                                   STRONG                  GOLDMAN
                                                                                  VARIABLE                  SACHS
                                             JP MORGAN SERIES                     INSURANCE   NEUBERGER    VARIABLE
                                                 TRUST II            STRONG         FUNDS      BERMAN     INSURANCE
                                                                                                            TRUST
                                          ----------------------   -----------   -----------  ---------   ----------
                                         INTERNATIONAL   SMALL      OPPORTUNITY    MID CAP     PARTNER    INTERNATIONAL
                                         OPPORTUNITIES  COMPANY       FUND II      GROWTH     PORTFOLIO     EQUITY
                                         -------------  -------       -------      ------     ---------     ------

Net Investment Income (loss)              $   2,024    $   3,401    $   1,527    $    (416)   $   1,898    $   8,362

Realized and unrealized
gain (loss) on investments:
Net realized gain
  from shares sold                            1,139        2,279        1,418        5,601        1,010          784
Net unrealized appreciation
(depreciation) on investments                 6,017       51,818        3,679       50,886        2,934       15,215
                                          --------------------------------------------------------------------------

Net realized and unrealized
gain (loss) on investments                    7,156       54,097        5,097       56,487        3,944       15,999


Increase (decrease)  in net assets
resulting from operations                     9,180       57,498        6,624       56,071        5,843       24,351
                                          --------------------------------------------------------------------------

Accumulation unit transactions:
Partcipant deposit                            2,310       22,254       15,093        9,023       27,365        5,901
Transfers between Investment
sub-accounts and general
  account, net                               56,870      105,766       31,077      181,199      104,262      107,834
Surrenders and lapses                          --           --         (4,126)        --           --           --
Contract charges                               (770)      (4,462)      (2,266)      (1,650)      (4,299)      (1,731)
Miscellaneous                                     2          188            8         (228)         372          (76)
                                          --------------------------------------------------------------------------

Total net accumulations
  unit transactions                          58,412      123,746       39,786      188,344      127,700      111,928
                                          --------------------------------------------------------------------------

Increase in net assets                       57,592      181,244       46,410      244,415      133,542      135,289

Net assets, beginning of period                 887      14,5224       14,788        8,616        5,830        1,981
                                          --------------------------------------------------------------------------

Net assets, end of period                 $  68,479    $ 195,768    $  61,198    $ 253,031    $ 139,372    $ 138,270
                                          ==========================================================================

Units issued, Transferred and Redeemed:
Beginning balance                             97.61     1,735.29     1,537.36       741.11       625.93       198.09
Units issued                                 214.15     2,601.14     1,206.12       513.64     2,847.32       546.71
Units transferred                          5,272.14    12,362.36     2,483.45    10,314.91    10,848.42     9,990.53
Units redeemed                               (71.20)     (499.56)     (510.16)     (106.90)     (408.61)     (167.41)
                                          --------------------------------------------------------------------------
Ending balance                             5,512.70    16,199.23     4,716.77    11,462.76    13,913.06    10,567.92
                                          ==========================================================================






                                                 GOLDMAN SACHS VARIABLE
                                                   INSURANCE TRUST
                                          -------------------------------------
                                            GLOBAL      CORE SMALL    MID CAP
                                            INCOME      CAP EQUITY     VALUE
                                            ------      ----------     -----

Net Investment Income (loss)              $     403    $    (214)   $      69

Realized and unrealized
gain (loss) on investments:
Net realized gain
  from shares sold                              (82)         833          242
Net unrealized appreciation
(depreciation) on investments                  (260)      14,070       (1,252)

                                          -----------------------------------

Net realized and unrealized
gain (loss) on investments                     (342)      14,903       (1,010)


Increase (decrease)  in net assets
resulting from operations                        61       14,689         (941)

                                          -----------------------------------

Accumulation unit transactions:
Partcipant deposit                            1,862       14,441       12,363
Transfers between Investment
sub-accounts and general
  account, net                                9,501       63,712       17,658
Surrenders and lapses                          --           --           --
Contract charges                               (849)      (1,526)        (641)
Miscellaneous                                   (87)      (1,104)         (24)

                                          -----------------------------------

Total net accumulations
  unit transactions                          10,427       75,523       29,356

                                          -----------------------------------

Increase in net assets                       10,488       90,212       28,415

Net assets, beginning of period               1,638        2,313        2,099

                                          -----------------------------------


Net assets, end of period                 $  12,126    $  92,525    $  30,514

                                          ====================================

Units issued, Transferred and Redeemed:
Beginning balance                            146.91       280.84       243.38
Units issued                                 179.02     1,780.13     1,414.92
Units transferred                            913.46     7,853.72     2,020.92
Units redeemed                               (89.99)     (324.20)      (76.11)

                                          -----------------------------------
Ending balance                             1,149.40     9,590.49     3,603.11
                                          ===================================






    The accompanying notes are an integral part of these financial statements



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999



                                                           VIPF
                                   --------------------------------------------------------
                                                      HIGH           INDEX
                                       GROWTH        INCOME           500        CONTRAFUND       TOTAL
                                       ------        ------           ---        ----------       -----

Net Investment  Income (loss)      $     8,201    $     2,875    $     2,289    $       716    $    81,921

Realized and unrealized
  gain (loss) on investments:
   Net realized gain (loss) from
    shares sold                          5,362           (692)        93,217          6,154        134,614

Net unrealized appreciation
  on investments                        58,306          2,934        256,118         41,349        569,657
                                   -----------------------------------------------------------------------
Net realized and unrealized
  gain on investments                   61,668          2,242        349,335         47,503        704,271

Increase in net assets
  resulting from operations             69,869          5,117        351,624         48,219        766,192
                                   -----------------------------------------------------------------------

Accumulation unit transactions:
  Participant deposits                 138,594         19,771        436,403         76,009      5,465,275
  Transfers between investment
   sub-accounts and general
   account, net                        186,776        184,642      1,637,161        245,788           --
  Surrenders and lapses                 (1,316)          --          (20,562)          --             --
  Cost of insurance and
   administrative charges              (22,833)        (4,215)       (96,545)       (12,214)       (33,196)
  Miscellaneous                          6,099           (117)         8,737          2,071        (20,049)
                                   -----------------------------------------------------------------------
Total net accumulation
  unit transactions                    307,320        200,081      1,965,194        311,654      5,080,030
                                   -----------------------------------------------------------------------
Increase in net assets                 377,189        205,198      2,316,818        359,873      5,846,222

Net assets, beginning
  of period                             50,641          9,138        791,301         32,592      1,757,961
                                   -----------------------------------------------------------------------
Net assets, end of period          $   427,830    $   214,336    $ 3,108,119    $   392,465    $ 7,604,183
                                   =======================================================================
UNITS ISSUED, TRANSFERRED AND REDEEMED:
  Beginning balance                   4,204.04       1,012.82      71,488.87       2,871.14
  Units issued                        9,758.57       2,070.46      35,868.00       6,085.95
  Units transferred                  13,151.12      19,336.29     134,558.41      19,679.94
  Units redeemed                     (1,270.93)       (453.66)     (8,906.94)       (812.14)
                                   --------------------------------------------------------
  Ending balance                     25,842.80      21,965.93     233,008.34      27,824.89
                                   ========================================================





    The accompanying notes are an integral part of these financial statements

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(ESTATE PROVIDER SEGMENT)
(A Segment within a Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain Market Street Fund, Inc. mutual fund portfolios, for mutual fund portfolios within the Sentinel Variable Products Trust (SVPT), and for the SVPT Money Market Fund.

National Life maintains three segments within the Variable Account. The VanTrak Segment within the Variable Account was established on March 11, 1996 and is used exclusively for National Life's flexible premium variable life insurance products known collectively as VariTrak. On May 1, 1998, National Life established the Estate Provider Segment (the Segment) within the Variable Account to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Segment within the Variable Account to be used exclusively for National Life's flexible premium variable universal life policy known collectively as Benefit Provider.

The Segment invests the accumulated policyholder account values in shares of mutual fund portfolios within Market Street Fund, Inc. (MSF). Alger American Fund, Dreyfus Socially Responsible Growth Fund, Neuberger Berman Partners Portfolio, Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II (VIPF), American Century Variable Portfolios (ACVP), JP Morgan Series Trust II, Strong Opportunity Fund II, Strong Variable Insurance Funds, INVESCO Variable Investment Funds, and SVPT. Net premiums received by the Segment are deposited in investment portfolios as designat4ed by the policyholder, except for initial net premiums on new policies which are first invested in the SVPT Money Market Portfolio. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Segment and a declared interest account (within the General Account of National Life) through participant transfers.

There are twenty-eight sub-accounts within the Segment. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies investing in the sub-account.

On November 30, 2000, and pursuant to an order from the Securities and Exchange Commission, certain mutual fund substitutions and sub-account consolidations were completed. This order replaced shares of certain investment portfolios within the MSF and Goldman Sachs Variable Insurance Trust (GSVIT) portfolios with shares from the SVPT, VIPF, and ACVP portfolios. The replaced investment portfolios within MSF and GSVIT are no longer available to policyholders. Immediately following these substitutions, National Life combined the two sub-accounts now holding shares of VIPF Overseas Portfolio, the two sub-accounts holding shares of ACVP Value Portfolio, and the two sub-accounts holding shares of SVP T Small Company Fund.

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Segment's financial statements.

INVESTMENTS

The mutual fund portfolios consist of the Market Street Managed Fund, Market Street Bond Fund, Alger American Leveraged All Cap Fund, Alger American Growth Fund, Alger American Small Cap Fund, Dreyfus Socially Responsible Growth Fund, Neuberger Berman Partners Portfolio, VIPF Overseas Portfolio, VIPF Growth Portfolio, VIPF High Income Portfolio, VIPF Contrafund Portfolio, VIPF Index 500 Portfolio, VIPF Investment Grade Bond Portfolio, VIPF Equity Income Portfolio, American Century Variable Portfolios VP Value, American Century Variable Portfolios VP Income & Growth, JP Morgan Series Trust II International Opportunities, JP Morgan Series Trust II Small Company, Strong Opportunity Fund II, Strong Variable Insurance Funds Mid Cap Growth, INVESCO Variable Investment Funds Dynamics, INVESCO Variable Investment Funds Health Sciences, INVESCO Variable Investment Funds Technology, SVPT Growth Index, SVPT Common Stock, SVPT Mid Cap Growth, SVPT Money Market, and SVPT Small Company. The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

On November 30, 2000, shares of Market Street Fund Growth Portfolio, Market Street Fund Sentinel Growth Portfolio, Market Street Fund Aggressive Growth Portfolio, Market Street Fund International Portfolio, Market Street Fund Money Market Portfolio, Goldman Sachs Variable Insurance Trust International Equity Fund, Goldman Sachs Variable Insurance Trust Global Income Fund, Goldman Sachs Variable Insurance Trust CORE Small Cap Equity Fund, and Goldman Sachs Variable Insurance Mid Cap Value Fund (formerly Goldman Sachs Variable Insurance Trust Mid Cap Equity) were replaced with shares of SVPT Common Stock Fund, SVPT Mid Cap Growth Fund, SVPT Small Company Fund, VIPF Overseas Portfolio, SVPT Money Market Fund, VIPF Investment Grade Bond Portfolio, SVPT Small Company Fund, and ACVP Value Portfolio, respectively.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statement of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income (including capital gain distributions) are recorded on the ex-dividend date. The cost of investments sold is determined using the first-in first-out basis method.

FEDERAL INCOME TAXES

The operation of the Segment are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Segment are not taxed.

NOTE 3-CHARGES AND EXPENES

Mortality and expense risk changes are deducted daily from each sub-account based on each sub-account's net asset value. Such charges reimburse National Life for its assumption of mortality and expense risk. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

Cost of insurance charges are deducted monthly from each policyholder's accumulated account value for the insurance protection provided and are remitted to National Life. These charges vary based on the net amount at risk, attained age of the insured, and other factors. As partial compensation for administrative services provided, National Life also deducts a monthly administrative charge from each policyholder's accumulated account value.

Certain deferred administrative and sales charges are deducted from the policyholder's accumulated account value if the underlying variable life insurance policy is surrendered or lapsed prior to the end of the fifteenth policy year.

NOTE 4-INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2001 are set forth below:

Portfolio                                                 Shares          Cost
---------                                                 ------          ----
Market Street Fund
  Managed                                                 21,948     $   336,432
  Bond                                                    44,481         466,204
Alger American Fund
  Leveraged All Cap                                          250           7,906
  Growth                                                     957          36,181
  Small Cap                                                  155           2,366
Dreyfus Socially Responsible Growth Fund                      30             855
Neuberger Berman Partners Portfolio                       15,531         245,176
VIPF
  Overseas 30,975                                        560,172
  Growth                                                  31,043       1,273,903
  High Income                                             54,125         413,243
  Contrafund                                              28,906         649,498
  Index 500                                               43,894       6,501,113
  Investment Grade Bond                                   33,500         423,194
  Equity Income                                            2,744          56,829
American Century Variable Portfolios
  VP Value                                                64,065         435,311
  VP Income & Growth                                      71,272         513,450
JP Morgan Series Trust II
  International Opportunities                             24,334         255,768
  Small Company Fund                                      19,151         280,472
Strong Opportunity Fund II                                14,791         328,561
Strong Variable Insurance Fund
  Mid Cap Growth                                          35,366         769,838
INVESCO Variable Investment Funds
  Dynamics                                                   280           4,281
  Health Sciences                                          4,105          72,783
  Technology                                                 767          12,831
Sentinel Variable Products Trust
  Growth Index                                               654           5,215
  Common Stock                                            43,681         427,005
  Mid Cap Growth                                          61,896         517,785
  Money Market                                         1,624,793       1,624,793
  Small Company                                           63,804         647,340

  Total                                                              $16,868,505
                                                                     ===========

The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5-PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the period ended December 31, 2001 aggregated the following:
                                                                        Sales
Portfolio                                               Purchases      Proceeds
---------                                               ---------      --------
Market Street Fund
  Managed                                              $  144,354     $  145,340
  Bond                                                    166,576         67,969
Alger American Fund
  Leveraged All Cap                                         8,147          1,017
  Growth                                                   54,159         16,451
  Small Cap                                                 9,181          5,878
Dreyfus Socially Responsible Growth Fund                    1,063            198
Neuberger Berman Partners Portfolio                        82,175         40,801
VIPF
  Overseas                                                211,279         46,052
  Growth                                                  611,065        217,885
  High Income                                             319,734        156,736
  Contrafund                                              324,346       2984,497
  Index 500                                             3,155,644      1,539,369
  Investment Grade Bond                                   418,844        103,098
  Equity Income                                           143,409         78,701
American Century Variable Portfolios
  VP Value                                                356,174        110,109
  VP Income & Growth                                      179,035         57,230
JP Morgan Series Trust II
  International Opportunities                             168,383         81,860
  Small Company Fund                                      103,111         95,072
  Strong Opportunity Fund II                              210,619         82,561
  Strong Variable Insurance Funds
  Mid Cap Growth                                          372,010        188,276
INVESCO Variable Investment Funds
  Dynamics                                                  3,947          1,422
  Health Sciences                                          78,670         19,219
  Technology                                               14,651          1,491
Sentinel Variable Products Trust
  Growth Index                                              6,669          1,454
  Common Stock                                            323,684        232,631
  Mid Cap Growth                                          335,514        165,097
  Money Market                                          4,858,712      4,583,383
  Small Company                                           334,045         85,040

NOTE 6-FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Segment and the expense ratio, excluding expenses of the underlying funds, and total return for the period ended December 31, 2001 follows:

                                                                                                            RATIO
                                                                                                 RATIO       OF
                                                                                                  OF      DIVIDEND
                                                            UNIT                                EXPENSES   INCOME
                                                            VALUE     UNIT                        TO        TO
                                                         (BEGINNING   VALUE                     AVERAGE    AVERAGE
                                                             OF       END OF        NET          NET        NET       TOTAL
PORTFOLIO                                 UNITS             YEAR       YEAR         ASSETS       ASSETS*    ASSETS**   RETURN***
---------                                 -----             ----       ----         ------       -------    --------   ---------

Market Street Fund
  Managed                                 29,418.21       $ 11.43     $ 10.63     $  312,762       0.81%    4.62%      (6.99)%
  Bond                                    40,576.21         11.22       12.05        488,849       0.62%    5.28%       7.38%
Alger American Fund
  Leveraged All Cap                          935.73         10.03        8.43          7.889       0.82      --       (15.94)%
  Growth                                   3,964.73         10.67        8.88         35,194       0.60%    0.16%      (8.77)% (a)
  Small Cap                                  331.28         10.74        7.75          2.567       0.72%    0.08%     (15.96)% (a)
  Dreyfus Socially Responsible
  Growth Fund                                104.49          8.68        7.75            810       0.99%     --        (8.27)% (b)
Neuberger Berman Partners Portfolio       23,924.49         10.09        9.80        234,518       0.60%    0.37%      (2.85)%
VIPF
  Overseas                                54,400.00         10.03        7.90        429,930       0.70%    4.83%      (21.21)%
  Growth                                  85,970.43         14.74       12.14      1,043,364       0.78%    0.07%      (17.66)%
  High Income                             51,959.54          7.56        6.68        346,948       0.66%    9.37%      (11.68)%
  Contrafund                              50,343.97         13.17       11.56        581,577       0.71%    0.85%      (12.24)%
  Index 500                              536,883.47         12.10       10.63      5,709,273       0.72%    1.09%      (12.11)%
  Investment Grade Bond                   39,144.49         10.19       11.06        432,825       0.53%    2.19%        8.51%
  Equity Income                            6,300.16         10.59        9.91         62,424       0.64%     --         (3.24)% (a)
American Century Variable Portfolios
  VP Value                                38,371.20         11.01       12.42        476,647       0.57%    0.69%       12.82%
  VP Income & Growth                      43,606.93         11.52       10.56        460,416       0.76%    0.83%       (8.35)%
JP Morgan Series Trust II
  International Opportunities             25,474.47         10.45        8.45        215,360       0.67%    1.13%      (19.10)%
  Small Company                           25,685.97         10.72        9.86        253,182       0.75%    0.05%       (8.05)%
Strong Opportunity Fund II                21,600.66         13.83       13.32        287,684       0.70%    0.47%       (3.70)%
Strong Variable Insurance Funds           44,511.72         18.80       13.01        579,303       0.74%     --        (30.77)%
INVESCO Variable Investment Funds
  Dynamics                                   476.73         10.71        7.37          3,515       0.97%     --        (31.16)%
  Health Sciences                          8,071.22         10.59        9.26         74,708       0.37%    0.63%      (12.60)%
  Technology                               2,159.29         10.08        5.46         11,794       0.78%     --        (45.81)%
Sentinel Variable Products Trust
  Growth Index                               652.01          9.78        8.19          5,341       0.78%    0.31%       (4.53)% (a)
  Common Stock                            39,162.45         11.53       10.60        414,969       0.74%    1.16%       (8.10)%
  Mid Cap Growth                          43,105.08         14.56       11.03        475,364       0.63%     --        (24.26)%
  Money Market                           135,911.85         11.66       11.95      1,624,793       1.68%    3.14%        2.53%
  Small Company                           44,200.05         15.44       16.27        719.070       0.68%    0.37%        5.37%


*These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges, for the year ended December 31, 2001. The ratios include only t hose expenses that result in a direct reduction to unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

**These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

***These amounts represent the total return for the year ended December 31, 2001, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

Certain portfolios commenced operations during 2001. These ratios were calculated on a period less than 12 months:

(a)      beginning February 2001
(b)      beginning July 2001

NOTE 7-LOANS

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Segment.

NOTE 8-DISTRIBUTION OF NET INCOME

The Segment does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Segment.

NOTE 9-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable universal life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Segment satisfies the current requirements of the regulations, and it intends that the Segment will continue to meet such requirements.

                                     Part II



                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

         Article V, Section 7.1 of the Bylaws of National Life Insurance Company ("National Life" or the "Company") provides that, in accordance with the provisions of the Section, the Company shall indemnify directors, officers and employees of the Company or any other corporation served at the request of the Company, and their heirs, executors and administrators, shall be indemnified to the maximum extent permitted by law against all costs and expenses, including judgments paid, settlement costs, and counsel fees, reasonably incurred in the defense of any claim in which such person is involved by virtue of his or her being or having been such a director, officer, or employee.

         The Bylaws are filed as Exhibit 1.A.6(b) to the Registration Statement.

         Vermont law authorizes Vermont corporations to provide indemnification to directors, officers and other persons.

         National Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of National Life and its subsidiaries and affiliates may incur in acting as directors and officers.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or other controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION RELATING TO FEES AND CHARGES


         National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectuses contained in this registration statement are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents.

         The facing sheet.



         The prospectus consisting of 130 pages.
         Undertaking to file reports.
         Rule 484 undertaking.
         Representation relating to fees and charges.
         The signatures.
         Written consents of the following persons:

                 (a) D. Russell Morgan, Assistant General Counsel


                 (b) Elizabeth H. MacGowan, F.S.A., M.A.A.A., Actuary, Vice
                         President - Product Development



                 (c) Sutherland Asbill & Brennan LLP.


                 (d) PricewaterhouseCoopers LLP.


         The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

         1.
           A.
                 (1) Resolutions of the Board of Directors of National Life Insurance Company establishing the National Variable Life Insurance Account.2
                 (2)      Not Applicable.
                 (3)      (a)     Form of Distribution Agreement between
                                  National Life Insurance Company and Equity
                                 Services, Inc.4
                          (b)(1)  Form of Equity Services, Inc. Branch Office
                                  Supervisor Contract.2
                          (b)(2)  Form of Equity Services, Inc. Registered
                                  Representative Contract.2
                          (c)     Schedule of Sales Commissions.6
                 (4)      Not Applicable.
                 (5)      (a)     Specimen Sentinel Estate Provider Policy
                                     Form.6
                          (b)     Rider for Guaranteed Death Benefit.6
                          (c)     Rider for Additional Protection Benefit.6
                          (d)     Rider for Policy Split Option.6
                          (e)     Rider for Estate Preservation.6
                          (f)     Rider for Annually Renewable Term.6
                          (g)     Rider for Continuing Coverage.6
                          (h)     Rider for Enhanced Death Benefit.6
                          (i)     Rider for Automatic Increase.6
                 (6)      (a)     Charter documents of National Life Insurance
                                    Company.2
                          (b)     Bylaws of National Life Insurance Company.2
                 (7)      Not Applicable.

                 (8)      (a)     Participation Agreement by and among Market
                                  Street Fund, Inc., National Life Insurance
                                  Company and Equity Services, Inc.4

                          (a)(3) Form of Amendment No. 2 to Participation Agreement among Market Street Fund., Inc., National Life Insurance Company and Equity
                                 Services, Inc.6

                          (b) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) dated August 1, 1989.3

                          (b)(2) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and National Life Insurance Company.4

                          (b)(4) Form of Amendment No. 3 to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and National Life Insurance Company.6

                          (c) Participation Agreement by and among National Life Insurance Company, Strong Variable Insurance Funds, Inc., Strong Special Fund II, Strong Capital Management, Inc. and Strong Funds Distributors, Inc.6

                          (d) Form of Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) dated April 1,
                                     1990.3

                          (d)(2) Form of Amendment No 1. to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation, and National Life Insurance Company (as successor to Vermont Life Insurance
                                    Company)5

                          (d)(3) Form of Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and National Life Insurance Company (as successor to Vermont Life Insurance Company)6

                          (e) Form of Participation Agreement among National Life Insurance Company, American Century Investment Management, Inc.6

                          (f) Form of Participation Agreement among National Life Insurance Company, Neuberger & Berman Advisers Managers Trust.6

                          (g) Form of Participation Agreement among National Life Insurance Company, J. P. Morgan Series Trust II.6

                          (i) Participation Agreement between National Life Insurance Company, INVESCO Variable Investment Funds, Inc.; INVESCO Funds Group, Inc., and INVESCO Distributors, Inc. (8)


                          (j) Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc. (8)

                 (9)      Not Applicable.

                 (10)     Sentinel Estate Provider Application Form. (7)
                 (11)     Memorandum describing issuance, transfer and
                             redemption procedures.6

         2. Opinion and Consent D. Russell Morgan, Assistant General Counsel, as to the legality of the securities being offered.

         3.      Not Applicable.
         4.      Not Applicable.
         5.      Not Applicable.


         6. Opinion and Consent of Elizabeth H. MacGowan, F.S.A., M.A.A.A., Actuary & Vice President - Product Development, as to actuarial matters pertaining to the securities being registered.


         7.      (a)      Consent of PricewaterhouseCoopers LLP.


                 (b)      Consent of Sutherland Asbill & Brennan LLP.

         8.      Powers of Attorney for Directors.
                 A.     Robert E. Boardman (1)
                 B.     A. Gary Shilling (1)
                 C.     Jeremiah E. Casey
                 D.     Thomas H. MacLeay



------------------
1 Incorporated herein by reference to Registration Statement on Form S-6 (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate Provider) filed January 22, 1998
2 Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (COLI) filed on February 11, 1999.
3 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sent. Adv.) filed February 25, 1999.
4 Incorporated herein by reference to Post Effective Amendment No. 1 to S-6 Registration Statement File No. 33-91938 for National Variable Life Insurance Account (VariTrak) filed March 12, 1996
5 Incorporated herein by reference to Post Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed April 30, 1997
6 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate. Provider), filed April 16, 1998


7 Incorporate herein by reference to Post Effective Amendment No.1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Est. Provider) filed February 26, 1999

8 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File # 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant, National Variable Life Insurance Account, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 30th day of April, 2002.


                                            NATIONAL VARIABLE LIFE
                                            INSURANCE ACCOUNT (Registrant)

                                            By: NATIONAL LIFE INSURANCE COMPANY




Attest:/S/ CHRISTOPHER M. NERONHA           By: /S/ PATRICK E. WELCH
       --------------------------               --------------------
         Christopher M. Neronha                 Patrick E. Welch
         Assistant Secretary                    Chairman, President and
                                                Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, National Life Insurance Company certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal fixed and attested, in the City of Montpelier and the State of Vermont, on the 30th day of April, 2002.

                                            NATIONAL LIFE INSURANCE COMPANY
(SEAL)                                                      (Depositor)



Attest:/S/ CHRISTOPHER M. NERONHA           By: /S/ PATRICK E. WELCH
       --------------------------               --------------------
         Christopher M. Neronha                 Patrick E. Welch
         Assistant Secretary                    Chairman, President and
                                                Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

SIGNATURE                               TITLE                  DATE


/S/ PATRICK E. WELCH           Chairman, President             April 30, 2002
 --------------------
Patrick E. Welch               and Chief Executive Officer



/S/ EDWARD BONACH              Executive Vice President &      April 30, 2002
-----------------
Edward Bonach                  Chief Financial Officer


ROBERT E. BOARDMAN*            Director                        April 30, 2002
------------------
Robert E. Boardman



JEREMIAH E. CASEY*             Director                        April 30, 2002
-----------------
Jeremiah E. Casey


THOMAS H. MACLEAY*             Director                        April 30, 2002
-----------------
Thomas H. MacLeay


A. GARY SHILLING*              Director                        April 30, 2002
----------------
A. Gary Shilling


*By /s/ PATRICK E. WELCH                           Date: April 30, 2002
    --------------------
      Patrick E. Welch
      Pursuant to Power of Attorney

                 (2) Opinion and Consent of D. Russell Morgan, Assistant General Counsel.


                 (6) Opinion and consent of Elizabeth H. MacGowen, F.S.A.; M.A.A.A., Actuary & Vice President - Product Development, as to actuarial matters pertaining to the securities being registered.


                 (7)         (a)  Consent of PricewaterhouseCoopers, LLP
                             (b)  Consent of Sutherland Asbill & Brennan LLP

                 (8)          C.  Power of Attorney -- Jeremiah E. Casey
                              D.  Power of Attorney -- Thomas  H. MacLeay